                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      22

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      28
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]



                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -16.32%         -16.66%    -16.71%
------------------------------------------------------------------------------
Six-month total return(2)               -21.12%         -19.97%    -17.54%
------------------------------------------------------------------------------
One-year total return(2)                -30.70%         -29.69%    -27.71%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                10.20%          10.46%     10.67%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.39%           8.56%(3)    8.24%
------------------------------------------------------------------------------
Commencement date                      07/28/93        07/28/93   08/13/93
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

[BAR GRAPH]    PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(as a percentage of long-term investments--
September 30, 2001)


1.   TECO ENERGY                 4.9%
     Provides electricity and natural gas
     to customers primarily in Florida.

2.   DOMINION RESOURCES          4.0%
     Distributes electricity and natural
     gas to customers in the midwest and
     mid-atlantic United States.

3.   VERIZON                     4.0%
     Provides telecommunications services
     throughout the United States.

4.   EXELON                      3.7%
     Distributes electricity and natural
     gas to customers in Illinois and
     Pennsylvania.

5.   WILLIAMS COMPANIES          3.1%
     Explores for, produces and
     distributes oil and natural gas
     worldwide.

6.   DUKE ENERGY                 3.0%
     Provides electricity and natural gas
     to customers in the United States and
     abroad.

7.   TXU                         2.9%
     Processes and distributes electricity
     and natural gas services.

8.   CALPINE                     2.8%
     Owns and operates power plants and
     sells electricity predominately in
     the United States.

9.   SPRINT                      2.7%
     Provides telecommunication products
     and services worldwide.

10.  NATIONAL FUEL GAS           2.7%
     Transports, stores and markets
     natural gas primarily in New York and
     Pennsylvania.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


                                                                     SEPTEMBER 30, 2001                   MARCH 31, 2001
                                                                     ------------------                   --------------
Electric Utilities                                                          56.8                               48.2
Gas Utilities                                                               13.1                               16.9
Integrated Telecommunications Services                                       9.1                                  7
Multi-Utilities                                                              7.1                                8.3
Alternative Carriers                                                         3.5                                6.5



* Subject to change daily. All information is provided for information purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN UTILITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2001. THE TEAM IS LED BY CHRISTINE DRUSCH, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1998 AND HAS BEEN AFFILIATED WITH THE FUND SINCE 1997. DRUSCH HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY PORTFOLIO MANAGERS DAVID MCLAUGHLIN AND SEAN CONNOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

A   The stock market was difficult for all investors. Economic uncertainty continued to undermine investors' confidence, inciting volatility and panic selling across all market sectors.

    Within the Utility Fund's focus areas, the energy sector experienced the most significant declines. Early in 2001, rising natural gas prices, high demand, and insufficient supply provided a favorable backdrop for energy stocks. The merchant energy companies and independent power producers that were able to exploit these shortages made significant gains. However, in May and June, investors soured on energy stocks. Cooler-than-expected weather and conservation efforts curbed demand, and the summer injection--wherein natural gas reserves are built up in preparation for winter--boosted reserves to higher-than-anticipated levels.

    On the positive side, the traditional electric utilities and large telephone companies were among the stronger performers during the period. These companies were hit hard when the Federal Reserve Board began cutting interest rates in January. However, the slumping economy and continued market volatility led some investors to seek refuge in stocks perceived to have defensive characteristics. Traditional utilities benefited from this renewed interest.

Q   HOW DID THE FUND PERFORM?

A   During the past six months, the fund endured a difficult market climate, and we believe the fund's performance reflects that environment. The fund returned -16.32 percent for the six months ended September 30, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of
5.75 percent; if the maximum sales charge were included, the return would be lower. The return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the fund outperformed its benchmark index, the Standard & Poor's Utilities Index, which returned -22.60 percent during the reporting period. The fund slightly underperformed its peer group, as measured by the Lipper Utility Fund Index, which returned -15.12 percent during the reporting period. The Standard & Poor's Utilities Index is a broad-based, unmanaged index that reflects the general performance of electric utility stocks. The Lipper Utility Fund Index is a statistical composite of the 30 largest utility funds in the Lipper database. The indexes are statistical composites that do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THIS CHALLENGING PERIOD?

A   We spread out the fund's industry weightings by purchasing smaller amounts in new positions and by trimming positions that we believed to be too large, given the volatile market conditions.

    Notably, the fund's utilities sector weighting (which includes electric, gas, and multi utilities), in aggregate, increased during the period from 73 percent of long-term investments in March to 77 percent in September. However, in terms of the individual industries, the fund's weightings in gas and multi-utilities declined, while the electric utilities weighting increased. In telecommunications, the fund's weighting increased slightly from 10 percent in March to 13 percent at the close of the period.

Q   WHICH HOLDINGS PERFORMED WELL?

A   The fund's top-performing names during the period included telecommunications companies Verizon Communications and ALLTEL. The fund also benefited from strong performance among many of its utilities holdings. Companies such as Southern Company, GPU, Nicor, NSTAR, and Progress Energy were among the contributors.

    Keep in mind that not all stocks in the fund performed well, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   We attribute the fund's disappointing performance primarily to merchant energy companies. As we mentioned, these companies were facing a favorable outlook in April as prices rose and demand outpaced supply. However, the market began to penalize stocks with high price-to-earnings (P/E) ratios, many of which were merchant energy companies. Although these companies' earnings expectations continued to rise, NRG Energy, Calpine, Mirant, and Williams Companies were among the worst performing stocks in the fund's portfolio.

    Reliant Energy and Exelon also hurt fund performance. Reliant's stock performed poorly because of declining earnings estimates. Exelon's stock fell when the company announced higher-than-expected costs related to its merger.

Q   WHAT IS YOUR OUTLOOK FOR
    THE UPCOMING MONTHS?

A   We remain cautious. We believe the stock market currently faces a great deal of uncertainty. The financial toll resulting from the September 11 terrorist attacks--in terms of data such as lost revenues and crimped profit margins--on the airline, travel, insurance and other affected industries has yet to be reported. Furthermore, given increasing layoffs and rising unemployment, we believe consumer spending may likely continue to decline. Finally, the scale of the U.S. military campaign, as well as any potential retaliation, may provoke unpredictable and adverse reactions in the market.

    However, the market moves on a complex and variable set of interactions. Therefore, we do not rule out the possibility that the market may look beyond the bad data and may rally in anticipation of recovery.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  79.2%
ALTERNATIVE CARRIERS  3.1%
BellSouth Corp..............................................   74,800   $  3,107,940
Cable & Wireless, PLC--ADR (United Kingdom).................  117,100      1,511,761
France Telecom S.A.--ADR (France)...........................   21,600        690,984
TDC A/S--Sponsored ADR (Denmark)............................  107,800      1,877,876
                                                                        ------------
                                                                           7,188,561
                                                                        ------------
CONSTRUCTION & ENGINEERING  1.1%
EMCOR Group, Inc. (a).......................................   82,296      2,625,242
                                                                        ------------

ELECTRIC UTILITIES  48.4%
AES Corp. (a)...............................................   55,282        708,715
Allegheny Energy, Inc. .....................................  115,000      4,220,500
Aquila, Inc. (a)............................................    9,000        196,200
Calpine Corp. (a)...........................................  111,800      2,550,158
CMS Energy Corp. ...........................................  103,700      2,074,000
Consolidated Edison, Inc. ..................................   46,600      1,897,552
Constellation Energy Group, Inc. ...........................   74,700      1,807,740
Dominion Resources, Inc. ...................................  108,400      6,433,540
DQE, Inc. ..................................................   97,500      1,875,900
DTE Energy Co. .............................................  115,100      4,955,055
Duke Energy Corp. ..........................................  132,500      5,015,125
Dynegy, Inc. ...............................................   82,800      2,869,020
Entergy Corp. ..............................................  143,300      5,095,748
Exelon Corp. ...............................................  181,100      8,077,060
FirstEnergy Corp. ..........................................   51,700      1,858,615
GPU, Inc. ..................................................   43,975      1,774,831
IDACORP, Inc. ..............................................   34,600      1,240,230
Montana Power Co. (a).......................................   53,200        279,300
Niagara Mohawk Holdings, Inc. (a)...........................  148,500      2,520,045
Northeast Utilities.........................................   49,500        927,135
NRG Energy, Inc. (a)........................................  215,700      3,496,497
NSTAR.......................................................  114,600      4,801,740
Orion Power Holdings, Inc. (a)..............................  105,000      2,677,500
Peabody Energy Corp. .......................................   14,400        347,040
Pinnacle West Capital Corp. ................................  121,800      4,835,460
PPL Corp. ..................................................  116,600      3,801,160

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRIC UTILITIES (CONTINUED)
Progress Energy, Inc. ......................................   95,000   $  4,084,050
Public Service Co. of New Mexico............................  190,400      4,799,984
Reliant Energy, Inc. .......................................  185,900      4,892,888
Reliant Resources, Inc. (a).................................   16,900        273,780
Southern Co. ...............................................  141,600      3,395,568
TECO Energy, Inc. ..........................................  396,600     10,747,860
TXU Corp. ..................................................  128,191      5,937,807
Xcel Energy, Inc. ..........................................   88,350      2,487,052
                                                                        ------------
                                                                         112,954,855
                                                                        ------------
GAS UTILITIES  10.6%
El Paso Corp. ..............................................   22,000        914,100
KeySpan Corp. ..............................................  177,200      5,890,128
National Fuel Gas Co. ......................................  255,800      5,891,074
Nicor, Inc. ................................................  145,400      5,634,250
NiSource, Inc. .............................................  175,596      4,093,143
Southern Union Co. (a)......................................   13,650        285,695
Southwest Gas Corp. ........................................   76,200      1,615,440
WGL Holdings, Inc. .........................................   20,000        537,800
                                                                        ------------
                                                                          24,861,630
                                                                        ------------
INDUSTRIAL CONGLOMERATES  1.1%
Mirant Corp. (a)............................................  115,902      2,538,254
                                                                        ------------

INDUSTRIAL MACHINERY  0.0%
Global Power Equipment Group, Inc. (a)......................    5,300         80,560
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  6.9%
ALLTEL Corp. ...............................................   57,300      3,320,535
SBC Communications, Inc. ...................................   55,400      2,610,448
Sprint Corp. ...............................................   61,800      1,483,818
Verizon Communications, Inc. ...............................  160,600      8,690,066
                                                                        ------------
                                                                          16,104,867
                                                                        ------------
MULTI-UTILITIES  6.2%
Sierra Pacific Resources....................................  156,928      2,369,613
Utilicorp United, Inc. .....................................  186,600      5,226,666
Williams Cos., Inc. ........................................  251,800      6,874,140
                                                                        ------------
                                                                          14,470,419
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
WIRELESS TELECOMMUNICATION SERVICES  1.8%
China Mobile (Hong Kong) Ltd.--ADR (Hong Kong) (a)..........  162,700   $  2,611,335
Sprint Corp.-PCS Group (a)..................................   60,100      1,580,029
                                                                        ------------
                                                                           4,191,364
                                                                        ------------
TOTAL COMMON STOCKS  79.2%...........................................    185,015,752
                                                                        ------------

CONVERTIBLE PREFERRED STOCKS  7.6%
ALTERNATIVE CARRIERS  0.2%
Global Crossing Ltd., 7.000%, 144A--Private Placement
  (Convertible into 59,154 common shares) (Bermuda) (b).....   12,600        554,400
                                                                        ------------

ELECTRIC UTILITIES  3.9%
Calpine Capital Trust, 5.750% (Convertible into 74,002
  common shares)............................................   21,600      1,790,100
Calpine Capital Trust III, 5.000% (Convertible into 46,040
  common shares)............................................   40,000      1,765,000
Dominion Resources, Inc., 9.500% (Convertible into 32,190
  common shares) PIES.......................................   39,400      2,314,750
Duke Energy Corp., 8.250% (Convertible into 32,173 common
  shares)...................................................   61,200      1,609,560
PPL Capital Fund Trust, 7.750% (Convertible into 24,224
  common shares) PEPS.......................................   63,000      1,143,450
TXU Corp., 9.250% (Convertible into 7,521 common shares)
  PRIDES....................................................   14,800        384,504
                                                                        ------------
                                                                           9,007,364
                                                                        ------------
GAS UTILITIES  0.0%
NiSource, Inc., 0.000% (Convertible into 3,816 common
  shares) (a)...............................................   33,886         71,838
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.8%
Sprint Corp., 7.125% (Convertible into 55,286 common
  shares)...................................................   66,100      1,797,920
                                                                        ------------

OIL & GAS REFINING & MARKETING  2.2%
Kinder Morgan, Inc., 8.250% (Convertible into 99,875 common
  shares) PEPS..............................................   79,900      5,024,911
                                                                        ------------

TELECOMMUNICATIONS SERVICES  0.5%
Amdocs Ltd., 6.750% (Convertible into 41,007 common shares)
  TRACES....................................................   48,800      1,229,760
                                                                        ------------

TOTAL CONVERTIBLE PREFERRED STOCKS...................................     17,686,193
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENT

September 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CORPORATE BONDS  3.6%
          CABLE TELEVISION  0.9%
$1,000    Continental Cablevision, Inc. .............. 8.300%   05/15/06   $  1,107,193
 1,000    Cox Communications, Inc..................... 6.875    06/15/05      1,046,199
                                                                           ------------
                                                                              2,153,392
                                                                           ------------
          ELECTRIC UTILITIES  0.9%
 1,000    Texas Utilities Electric Co................. 8.250    04/01/04      1,085,491
 1,000    Union Electric Co. ......................... 7.375    12/15/04      1,088,664
                                                                           ------------
                                                                              2,174,155
                                                                           ------------
          INTEGRATED TELECOMMUNICATION SERVICES  0.9%
 1,000    ALLTEL Corp. ............................... 7.125    03/01/03      1,040,395
 1,000    Sprint Corp. ............................... 8.125    07/15/02      1,031,746
                                                                           ------------
                                                                              2,072,141
                                                                           ------------
          MULTI-UTILITIES  0.4%
 1,000    Enron Corp. ................................ 7.125    05/15/07      1,058,642
                                                                           ------------

          TELECOMMUNICATIONS  0.5%
 1,000    WorldCom, Inc. ............................. 7.750    04/01/07      1,073,512
                                                                           ------------

          TOTAL CORPORATE BONDS.........................................      8,531,842
                                                                           ------------

          CONVERTIBLE CORPORATE OBLIGATIONS  3.1%
          CABLE TELEVISION  0.9%
 2,192    Adelphia Communications Corp. (Convertible
          into 39,503 common shares).................. 6.000    02/15/06      1,543,146
   700    AT&T Corp. - Liberty Media Group--144A--
          Private Placement (Convertible into 16,064
          shares of Sprint PCS Group common stock)
          (b)......................................... 4.000    11/15/29        536,935
                                                                           ------------
                                                                              2,080,081
                                                                           ------------
          GAS UTILITIES  1.6%
 9,000    El Paso Corp.--144A--Private Placement
          (Convertible into 43,085 common shares)
          (b).........................................   *      02/28/21      3,735,000
                                                                           ------------

          WIRELESS TELECOMMUNICATION SERVICES  0.6%
 1,447    Hutchinson Whampoa Ltd.--ADR--144A--Private
          Placement (Convertible into 284,495 common
          shares) (United Kingdom) (b)................ 2.875    09/15/03      1,397,260
                                                                           ------------

          TOTAL CONVERTIBLE CORPORATE OBLIGATIONS.......................      7,212,341
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
TOTAL LONG-TERM INVESTMENTS  93.5%
  (Cost $230,438,269)...................................................   $218,446,128
REPURCHASE AGREEMENT  8.6%
          State Street Bank & Trust Co. ($20,135,000 par collateralized by U.S. Government obligations in a pooled cash account, dated
          09/28/01, to be sold on 10/01/01 at $20,140,202)
          (Cost $20,135,000)............................................     20,135,000
                                                                           ------------
TOTAL INVESTMENTS  102.1%
  (Cost $250,573,269)...................................................    238,581,128
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)...........................     (4,971,031)
                                                                           ------------

NET ASSETS  100.0%......................................................   $233,610,097
                                                                           ============

 * Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
PEPS--Premium Equity Partnership Securities
PIES--Premium Income Exchange Securities
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TRACES--Trust Automatic Common Exchange Securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $250,573,269).......................    $238,581,128
Cash........................................................           2,010
Receivables:
  Dividends.................................................         375,390
  Fund Shares Sold..........................................         329,800
  Interest..................................................         237,852
Other.......................................................         113,311
                                                                ------------
    Total Assets............................................     239,639,491
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       5,120,827
  Fund Shares Repurchased...................................         428,479
  Distributor and Affiliates................................         180,775
  Investment Advisory Fee...................................         131,390
Trustees' Deferred Compensation and Retirement Plans........         137,313
Accrued Expenses............................................          30,610
                                                                ------------
    Total Liabilities.......................................       6,029,394
                                                                ------------
NET ASSETS..................................................    $233,610,097
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $237,259,823
Accumulated Net Realized Gain...............................       7,480,664
Accumulated Undistributed Net Investment Income.............         685,127
Net Unrealized Depreciation.................................     (11,815,517)
                                                                ------------
NET ASSETS..................................................    $233,610,097
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $140,057,100 and 8,353,628 shares of
    beneficial interest issued and outstanding).............    $      16.77
    Maximum sales charge (5.75%* of offering price).........            1.02
                                                                ------------
    Maximum offering price to public........................    $      17.79
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $72,710,276 and 4,354,746 shares of
    beneficial interest issued and outstanding).............    $      16.70
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,842,721 and 1,248,553 shares of
    beneficial interest issued and outstanding).............    $      16.69
                                                                ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $19,129).....    $  3,881,437
Interest....................................................         873,094
                                                                ------------
    Total Income............................................       4,754,531
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................         906,571
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $207,273, $436,927 and $128,328,
  respectively).............................................         772,528
Shareholder Services........................................         233,625
Legal.......................................................          18,290
Custody.....................................................          12,805
Trustees' Fees and Related Expenses.........................           9,594
Other.......................................................         133,341
                                                                ------------
    Total Expenses..........................................       2,086,754
    Less Credits Earned on Cash Balances....................           4,476
                                                                ------------
    Net Expenses............................................       2,082,278
                                                                ------------
NET INVESTMENT INCOME.......................................    $  2,672,253
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (3,874,187)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      34,887,154
  End of the Period.........................................     (11,992,141)
                                                                ------------
Net Unrealized Depreciation During the Period...............     (46,879,295)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(50,753,482)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(48,081,229)
                                                                ============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended September 30, 2001 and the Year Ended March 31, 2001 (Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                    SEPTEMBER 30, 2001    MARCH 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $  2,672,253       $   4,032,931
Net Realized Gain/Loss.............................      (3,874,187)         25,758,967
Net Unrealized Depreciation During the Period......     (46,879,295)        (38,548,795)
                                                       ------------       -------------
Change in Net Assets from Operations...............     (48,081,229)         (8,756,897)
                                                       ------------       -------------

Distributions from Net Investment Income:
  Class A Shares...................................      (1,526,762)         (2,629,121)
  Class B Shares...................................        (494,972)           (750,990)
  Class C Shares...................................        (144,323)           (201,329)
                                                       ------------       -------------
                                                         (2,166,057)         (3,581,440)
                                                       ------------       -------------

Distributions from Net Realized Gain:
  Class A Shares...................................             -0-         (14,290,715)
  Class B Shares...................................             -0-          (6,821,026)
  Class C Shares...................................             -0-          (2,044,394)
                                                       ------------       -------------
                                                                -0-         (23,156,135)
                                                       ------------       -------------
Total Distributions................................      (2,166,057)        (26,737,575)
                                                       ------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (50,247,286)        (35,494,472)
                                                       ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      39,125,726         212,997,956
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................       1,839,187          22,798,835
Cost of Shares Repurchased.........................     (40,319,708)       (116,570,880)
                                                       ------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................         645,205         119,225,911
                                                       ------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............     (49,602,081)         83,731,439
NET ASSETS:
Beginning of the Period............................     283,212,178         199,480,739
                                                       ------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of $685,127
  and $355,555, respectively)......................    $233,610,097       $ 283,212,178
                                                       ============       =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX                          NINE
                                           MONTHS       YEAR ENDED       MONTHS       YEAR ENDED
                                            ENDED        MARCH 31,        ENDED        JUNE 30,
CLASS A SHARES                            SEPT. 30,   ---------------   MARCH 31,   ---------------
                                          2001 (C)     2001     2000      1999       1998     1997
                                          ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD.................................   $ 20.24    $22.66   $17.47    $17.66     $16.44   $15.30
                                           -------    ------   ------    ------     ------   ------
 Net Investment Income..................       .20       .39      .35       .31        .43      .64
 Net Realized and Unrealized
   Gain/Loss............................     (3.49)     (.61)    6.28       .01       3.91     1.31
                                           -------    ------   ------    ------     ------   ------
Total from Investment Operations........     (3.29)     (.22)    6.63       .32       4.34     1.95
                                           -------    ------   ------    ------     ------   ------
Less:
 Distributions from and in Excess of Net
   Investment Income....................       .18       .36      .36       .30        .48      .61
 Distributions from and in Excess of Net
   Realized Gain........................       -0-      1.84     1.08       .21       1.69      .20
 Return of Capital Distributions........       -0-       -0-      -0-       -0-        .95      -0-
                                           -------    ------   ------    ------     ------   ------
Total Distributions.....................       .18      2.20     1.44       .51       3.12      .81
                                           -------    ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE PERIOD......   $ 16.77    $20.24   $22.66    $17.47     $17.66   $16.44
                                           =======    ======   ======    ======     ======   ======

Total Return (a)........................  -16.32%*    -1.44%   39.44%     1.72%*    28.17%   13.20%
Net Assets at End of the Period (In
 millions)..............................   $ 140.1    $169.7   $ 89.1    $ 62.1     $ 60.4   $ 52.5
Ratio of Expenses to Average Net Assets
 (b)....................................     1.19%     1.16%    1.26%     1.24%      1.30%    1.41%
Ratio of Net Investment Income to
 Average Net Assets (b).................     2.22%     1.91%    1.76%     2.29%      2.47%    4.03%
Portfolio Turnover......................       18%*      44%      32%       13%*       23%     102%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the six months ended September 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 2.24% to 2.22%. Per share, ratios and supplemental data for periods prior to September 30, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX                          NINE
                                             MONTHS       YEAR ENDED       MONTHS       YEAR ENDED
                                              ENDED        MARCH 31,        ENDED        JUNE 30,
CLASS B SHARES                              SEPT. 30,   ---------------   MARCH 31,   ---------------
                                            2001 (C)     2001     2000      1999       1998     1997
                                            ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...................................   $ 20.16    $22.60   $17.44    $17.63     $16.43   $15.30
                                             -------    ------   ------    ------     ------   ------
 Net Investment Income....................       .13       .26      .20       .21        .31      .52
 Net Realized and Unrealized Gain/Loss....     (3.48)     (.64)    6.26       .01       3.89     1.30
                                             -------    ------   ------    ------     ------   ------
Total from Investment Operations..........     (3.35)     (.38)    6.46       .22       4.20     1.82
                                             -------    ------   ------    ------     ------   ------
Less:
 Distributions from and in Excess of Net
   Investment Income......................       .11       .22      .22       .20        .36      .49
 Distributions from and in Excess of Net
   Realized Gain..........................       -0-      1.84     1.08       .21       1.69      .20
 Return of Capital Distributions..........       -0-       -0-      -0-       -0-        .95      -0-
                                             -------    ------   ------    ------     ------   ------
Total Distributions.......................       .11      2.06     1.30       .41       3.00      .69
                                             -------    ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE PERIOD........   $ 16.70    $20.16   $22.60    $17.44     $17.63   $16.43
                                             =======    ======   ======    ======     ======   ======

Total Return (a)..........................  -16.66%*    -2.15%   38.30%     1.21%*    27.20%   12.30%
Net Assets at End of the Period (In
 millions)................................   $  72.7    $ 87.0   $101.3    $ 84.1     $ 86.8   $ 83.3
Ratio of Expenses to Average Net Assets
 (b)......................................     1.95%     1.91%    2.01%     1.99%      2.07%    2.17%
Ratio of Net Investment Income to Average
 Net Assets (b)...........................     1.46%     1.18%    1.01%     1.53%      1.74%    3.27%
Portfolio Turnover........................       18%*      44%      32%       13%*       23%     102%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the six months ended September 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 1.48% to 1.46%. Per share, ratios and supplemental data for periods prior to September 30, 2001 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX                          NINE
                                             MONTHS       YEAR ENDED       MONTHS       YEAR ENDED
                                              ENDED        MARCH 31,        ENDED        JUNE 30,
CLASS C SHARES                              SEPT. 30,   ---------------   MARCH 31,   ---------------
                                            2001 (C)     2001     2000      1999       1998     1997
                                            ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...................................   $ 20.16    $22.59   $17.43    $17.62     $16.43   $15.29
                                             -------    ------   ------    ------     ------   ------
 Net Investment Income....................       .13       .24      .20       .21        .31      .50
 Net Realized and Unrealized Gain/Loss....     (3.49)     (.61)    6.26       .01       3.88     1.33
                                             -------    ------   ------    ------     ------   ------
Total from Investment Operations..........     (3.36)     (.37)    6.46       .22       4.19     1.83
                                             -------    ------   ------    ------     ------   ------
Less:
 Distributions from and in Excess of Net
   Investment Income......................       .11       .22      .22       .20        .36      .49
 Distributions from and in Excess of Net
   Realized Gain..........................       -0-      1.84     1.08       .21       1.69      .20
 Return of Capital Distributions..........       -0-       -0-      -0-       -0-        .95      -0-
                                             -------    ------   ------    ------     ------   ------
Total Distributions.......................       .11      2.06     1.30       .41       3.00      .69
                                             -------    ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE PERIOD........   $ 16.69    $20.16   $22.59    $17.43     $17.62   $16.43
                                             =======    ======   ======    ======     ======   ======

Total Return (a)..........................  -16.71%*    -2.10%   38.32%     1.22%*    27.14%   12.37%
Net Assets at End of the Period (In
 millions)................................   $  20.8    $ 26.6   $  9.2    $  7.0     $  5.9   $  4.9
Ratio of Expenses to Average Net Assets
 (b)......................................     1.95%     1.92%    2.01%     1.99%      2.06%    2.17%
Ratio of Net Investment Income to Average
 Net Assets (b)...........................     1.46%     1.17%    1.01%     1.53%      1.73%    3.23%
Portfolio Turnover........................       18%*      44%      32%       13%*       23%     102%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the six months ended September 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.48% to 1.46%. Per share, ratios and supplemental data for periods prior to September 30, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to April 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $176,624 reduction in cost of securities and a corresponding $176,624 decrease in net unrealized depreciation, based on securities held by the Fund on April 1, 2001.

    The effect of this change for the six months ended September 30, 2001 was to decrease net investment income by $20,677 and decrease net unrealized depreciation by $20,677. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At September 30, 2001, for federal income tax purposes the cost of long- and short-term investments is $250,619,218, the aggregate gross unrealized appreciation is $16,584,140 and the aggregate gross unrealized depreciation is $28,622,230, resulting in net unrealized depreciation on long- and short-term investments of $12,038,090.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2001, the Fund's custody fee was reduced by $4,476 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.65%
Next $500 million...........................................     0.60%
Over $1 billion.............................................     0.55%

    For the six months ended September 30, 2001, the Fund recognized expenses of approximately $4,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $33,000 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $196,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $108,222 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distribution received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2001, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., ("Morgan Stanley") an affiliate of Van Kampen, totaling $9,455.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $154,857,522, $56,519,121 and
$25,883,180 for Classes A, B and C, respectively. For the six months ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     900,388    $ 17,946,586
  Class B.................................................     847,900      16,895,614
  Class C.................................................     214,284       4,283,526
                                                            ----------    ------------
Total Sales...............................................   1,962,572    $ 39,125,726
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      71,792    $  1,308,810
  Class B.................................................      23,292         423,167
  Class C.................................................       5,895         107,210
                                                            ----------    ------------
Total Dividend Reinvestment...............................     100,979    $  1,839,187
                                                            ==========    ============
Repurchases:
  Class A.................................................    (999,423)   $(19,124,319)
  Class B.................................................    (832,197)    (15,763,115)
  Class C.................................................    (288,961)     (5,432,274)
                                                            ----------    ------------
Total Repurchases.........................................  (2,120,581)   $(40,319,708)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

    At March 31, 2001, capital aggregated $154,726,445, $54,963,455 and
$26,924,718 for Classes A, B and C, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,384,281    $ 118,576,011
  Class B................................................   3,109,971       69,549,801
  Class C................................................   1,092,837       24,872,144
                                                           ----------    -------------
Total Sales..............................................   9,587,089    $ 212,997,956
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     675,498    $  14,515,642
  Class B................................................     307,000        6,564,516
  Class C................................................      80,460        1,718,677
                                                           ----------    -------------
Total Dividend Reinvestment..............................   1,062,958    $  22,798,835
                                                           ==========    =============
Repurchases:
  Class A................................................  (1,609,993)   $ (34,753,270)
  Class B................................................  (3,581,160)     (76,237,765)
  Class C................................................    (261,296)      (5,579,845)
                                                           ----------    -------------
Total Repurchases........................................  (5,452,449)   $(116,570,880)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2001 and the year ended March 31, 2001, 155,758 and 2,486,489 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2001 and the year ended March 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended September 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $52,300 and CDSC on redeemed shares of approximately $112,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $55,500,999 and $47,125,547, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended September 30, 2001, are payments retained by Van Kampen of approximately $432,900 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $29,400.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
184, 384, 584                                                  Member NASD/SIPC.
UTLF SAR 11/01                                                  4537K01-AP-11/01

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      25

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      31
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -0.4

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -14.03%    -14.35%    -14.36%
-------------------------------------------------------------------------
Six-month total return(2)               -18.96%    -18.63%    -15.21%
-------------------------------------------------------------------------
One-year total return(2)                -51.72%    -51.07%    -49.50%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                10.82%     11.10%     11.29%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                17.40%     17.84%     17.83%
-------------------------------------------------------------------------
Commencement date                      12/27/95   12/27/95   12/27/95
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    From the Fund's Inception through the period ended September 30, 1999, certain fees were waived and expenses were voluntarily reimbursed by the Fund's adviser which had a material affect of the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower. The fee waiver and expense reimbursements were involuntary in nature and have been discontinued at the Adviser's discretion.

    An important factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had a greater affect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as occurred in 1996.

    Market forecasts provided in this report may not necessarily come to pass.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2001)


1.   WASHINGTON MUTUAL           2.4%
     Provides financial services in the
     western and southern United States.

2.   TECH DATA                   2.2%
     Distributes computer hardware and
     software products to resellers
     worldwide.

3.   CELESTICA                   1.9%
     Manufactures circuits and other
     electronics used in computers and
     communication devices.

4.   VENATOR GROUP               1.9%
     Operates athletic supply and apparel
     stores worldwide, including Foot
     Locker and Northern Reflections.

5.   AMERISOURCEBERGEN           1.9%
     Distributes pharmaceuticals to
     hospitals, drugstores and other
     resellers in the United States.

6.   TJX                         1.8%
     Owns and operates off-price retail
     chains, including TJ Maxx and
     Marshall's.

7.   CDW COMPUTER CENTERS        1.6%
     Sells a broad range of computer
     products and accessories.

8.   HILLENBRAND INDUSTRIES      1.5%
     Operates health care and funeral
     services companies.

9.   AUTOZONE                    1.5%
     Operates auto part retail stores in
     the United States.

10.  WELLPOINT HEALTH NETWORKS   1.5%
     Provides health care plans and
     medical benefits to customers
     throughout the United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                   MARCH 31, 2001
                                                                     ------------------                   --------------
Health-Care Facilities                                                      6.1                                3.4
Electronic Equipment & Instruments                                          5.9                                3.7
Diversified Financial Services                                              5.5                                2.7
Pharmaceuticals                                                             5.3                                2.2
Biotechnology                                                               4.8                                0.5



* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2001. THE TEAM IS LED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS, WHO BOTH JOINED THE TEAM IN 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW DID THE FUND PERFORM
    DURING THE PAST SIX MONTHS?

A   Like most of our peer funds, the
Growth Fund lost ground during an extremely difficult environment for stock investing. During the six months ended September 30, 2001, the fund declined
14.03 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to
0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for other share classes will vary. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. This result trailed the broad stock market as measured by the Standard & Poor's 500 Index, which returned -9.68 percent during the same period. Yet the fund's results were favorable compared to the Russell Midcap(R) Growth Index, which fell 16.20 percent. We believe the Russell index provides an additional useful point of comparison for the fund, which also invests in mid-cap growth stocks.

    The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market, and the Russell Midcap(R) Growth Index measures the performance of midcap companies with higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WERE SOME OF THE MOST
    SIGNIFICANT MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

A   Despite five Federal Reserve
interest-rate cuts totaling two percentage points during the period, the stock market fell sharply, especially in the third quarter. It was the worst quarter for stock mutual funds since 1987--an unbelievable 99 percent of these funds lost money between June 30 and September 30 of this year. Much, but not all, of this market weakness came after the September 11 terrorist attacks, which sent the S&P 500 tumbling nearly 12 percent in a single week. In this environment, the economy continued its sluggish performance, and the events of September 11 confirmed for many people that the U.S. economy was headed for recession, if not in a recession already. In short, the attacks worsened an already uncertain economic situation.

Q   IN LIGHT OF THIS MARKET
    UNCERTAINTY, HOW DID YOU MANAGE THE FUND?

A   In all types of market conditions,
we stay true to our basic investment strategy--seeking stocks with positive future fundamentals and attractive valuations. At the same time, we do make adjustments to the fund's portfolio when we think it is appropriate. Accordingly, we responded to the highly uncertain environment by implementing what we call a "barbell" structure. Our goal was to increase diversification and moderate the risk of investing in growth companies at a time when that style was out of favor. At the same time, we wanted to be positioned to benefit if the economy were to rebound quickly and unexpectedly.

Q   WHAT DO YOU MEAN BY A
    BARBELL STRUCTURE?

A   Think of a barbell's shape--it is
weighted equally on both ends. We took a similar approach with the fund by dividing the portfolio between two different groups of stocks.

    On one side of the barbell, roughly half of the portfolio's assets were invested in defensively oriented growth companies. These were stocks that exhibited growth characteristics yet were, we believed, likely to succeed during an economic slowdown. Stocks in this category included mortgage companies, which stood to gain from refinancing activity spurred by falling interest rates; food businesses, which have historically been less prone to economic downturns; and technology outsourcing firms, which we thought were well positioned to provide needed expertise to companies unwilling to commit to large capital investments.

    On the barbell's other side were stocks we believed could benefit if the economy suddenly improved. These more-traditional, higher-growth stocks included a number of technology businesses--such as semiconductor companies--as well as consumer cyclical, retail and other more economically sensitive companies.

Q   DID YOU FINE-TUNE THE PORTFOLIO
    IN ANY OTHER WAY?

A   Yes, especially with regard to the
more economically sensitive half of the barbell. While seeking to maximize growth, we wanted to moderate the risk involved with investing in these cyclical companies. Generally, then, we preferred higher-growth stocks with more conservative valuations. While we are always concerned with what we pay for a stock, we think it is especially important now because less expensive stocks generally do not have as far to fall if earnings slow. At the same time, owning economically sensitive stocks may help fund performance if they share in a market upturn.

Q   WHAT WERE SOME OF THE FUND'S
    BEST-PERFORMING STOCKS DURING THE REPORTING PERIOD?

A   The fund's strongest performer
during the last six months was Chico's FAS, a retail chain specializing in women's apparel. Chico's continued to generate strong earnings even while the economy slowed. A handful of other retail companies also boosted fund performance. These included Bed Bath & Beyond, which sells home furnishings and other accessories, and Hot Topic, which targets teens with music-themed apparel.

    Affiliated Computer Services also helped results. Affiliated Computer offers a range of consulting and outsourcing services to help businesses run more efficiently. As we mentioned, such outsourcing firms tended to outperform as the economy slowed. Harley Davidson, a leader in sales of motorcycles and motorcycle accessories, was another of the fund's strong performers. Also, certain health-care stocks--including hospitals Health Management Association and Tenet Healthcare and rehabilitation company HealthSouth--helped overall performance.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS HURT FUND RESULTS?

A   In general, the fund's poorest
performers faltered during the period because of broad market and economic conditions, not because of company-specific problems. These conditions included the overall deterioration of technology stocks, the slowing economy and generally weakening corporate profits.

    Some of the stocks that hurt fund results during the last six months included:

- Peregrine Systems, a maker of business software

- Comverse Technology, which produces telecommunications services and products

- BMC Software, a leading developer of enterprise-management software

- Human Genome Sciences, a gene-based drug researcher

- International Rectifier, which makes energy-efficient semiconductors for autos and other products

- Genesco, a manufacturer of casual and dress footwear

- Sabre Holdings, which operates the leading electronic travel reservations system

- Peoplesoft, a maker of human-resources management and other business software

    Despite these stocks' poor performance, we remained confident in their prospects, and the fund continued to own them at the end of the period. In our opinion, each company remains well positioned in its market and has an attractive price that may offer some protection against significant future declines.

    Weak results in a handful of energy stocks, including Patterson-UTI Energy and Noble Drilling, also dragged down the fund's returns. After oil prices fell, drilling stocks such as these were hurt by sharp drops in drilling activity.

Q   WHAT DO YOU SEE AHEAD
    FOR THE FUND?

A   The market environment is
extremely uncertain. It will be difficult to predict with much confidence where conditions are headed. But despite the weak economy, there are some positive signs. For example:

- Interest rates are now near 40-year lows, and we would expect the delayed effects of the Fed's initial rate cuts in January to kick in soon.

- The dramatic stock market decline of the past 18 months means that stock prices are more attractive than they have been in some time.

- Inflation continues to be contained.

- The federal government's proposed fiscal stimulus package as well as the summer's tax rebate may begin having an impact.

    The primary negative at this point--and it is a significant one--is declining consumer confidence. Consumer spending represents the largest part of the economy. If consumers continue to close their wallets, the economic impact could be significant.

    For the near term at least, we will continue to diversify the fund's holdings by maintaining our barbell approach. Yet, every day we are reevaluating market conditions to determine if we need to adjust the barbell weights. The portfolio is currently weighted roughly evenly between defensive growth companies and companies positioned to benefit if the economy improves. If we see signs of a potential recovery, we would anticipate looking to further shift to a more aggressive stance.

    We realize that the recent months have been difficult for shareholders. In this challenging climate, we remain dedicated to following our basic investment strategy of seeking stocks with positive future fundamentals and attractive valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON STOCKS  92.5%
APPAREL & ACCESSORIES  2.3%
Genesco, Inc. (a)..........................................      97,000   $  1,576,250
Jones Apparel Group, Inc. (a)..............................      73,000      1,860,770
Polo Ralph Lauren Corp., Class A (a).......................      66,000      1,237,500
                                                                          ------------
                                                                             4,674,520
                                                                          ------------
APPAREL RETAIL  2.4%
Hot Topic, Inc. (a)........................................      64,000      1,606,400
TJX Cos., Inc. ............................................     105,000      3,454,500
                                                                          ------------
                                                                             5,060,900
                                                                          ------------
APPLICATION SOFTWARE  2.9%
Autodesk, Inc. ............................................      62,000      1,987,720
Cadence Design Systems, Inc. (a)...........................      83,000      1,381,950
PeopleSoft, Inc. (a).......................................      54,000        974,160
Peregrine Systems, Inc. (a)................................     127,000      1,604,010
                                                                          ------------
                                                                             5,947,840
                                                                          ------------
AUTO PARTS & EQUIPMENT  3.0%
AutoZone, Inc. (a).........................................      55,000      2,852,300
BorgWarner, Inc. ..........................................      36,000      1,450,800
Johnson Controls, Inc. ....................................      15,000        978,600
Lear Corp. (a).............................................      31,000        837,620
                                                                          ------------
                                                                             6,119,320
                                                                          ------------
BANKS  3.5%
Compass Bancshares, Inc. ..................................      33,000        858,990
Golden West Financial Corp. ...............................      16,100        935,410
SouthTrust Corp. ..........................................      36,000        916,920
Washington Mutual, Inc. ...................................     118,000      4,540,640
                                                                          ------------
                                                                             7,251,960
                                                                          ------------
BIOTECHNOLOGY  4.5%
Enzon, Inc. (a)............................................      15,000        765,000
Genzyme Corp. (a)..........................................      46,000      2,089,320
Gilead Sciences, Inc. (a)..................................      21,000      1,179,570

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
BIOTECHNOLOGY (CONTINUED)
Human Genome Sciences, Inc. (a)............................      34,000   $  1,050,940
IDEC Pharmaceuticals Corp. (a).............................      35,000      1,734,950
Invitrogen Corp. (a).......................................      27,000      1,775,520
MedImmune, Inc. (a)........................................      18,000        641,340
                                                                          ------------
                                                                             9,236,640
                                                                          ------------
BROADCASTING & CABLE TV  0.5%
Charter Communications, Inc., Class A (a)..................      89,000      1,101,820
                                                                          ------------

CASINO & GAMING  1.0%
International Game Technology (a)..........................      48,000      2,040,000
                                                                          ------------

COMPUTERS & ELECTRONIC RETAIL  1.9%
Best Buy Co., Inc. (a).....................................      20,000        909,000
CDW Computer Centers, Inc. (a).............................      86,000      3,111,480
                                                                          ------------
                                                                             4,020,480
                                                                          ------------
CONSUMER FINANCE  0.5%
AmeriCredit Corp. (a)......................................      13,000        411,060
Capital One Financial Corp. ...............................      11,500        529,345
                                                                          ------------
                                                                               940,405
                                                                          ------------
DATA PROCESSING SERVICES  2.7%
BISYS Group, Inc. (a)......................................      36,000      1,908,720
First Data Corp. ..........................................      41,000      2,388,660
Sabre Holdings Corp., Class A (a)..........................      50,000      1,337,000
                                                                          ------------
                                                                             5,634,380
                                                                          ------------
DIVERSIFIED COMMERCIAL SERVICES  2.4%
Cendant Corp. (a)..........................................     125,000      1,600,000
IMS Health, Inc. ..........................................      77,000      1,928,850
Republic Services, Inc., Class A (a).......................      93,000      1,506,600
                                                                          ------------
                                                                             5,035,450
                                                                          ------------
DIVERSIFIED FINANCIAL SERVICES  5.4%
Bear Stearns Co., Inc. ....................................      31,000      1,550,310
Federated Investors, Inc., Class B.........................      44,000      1,302,400
Heller Financial, Inc., Class A............................      47,000      2,480,190
Lehman Brothers Holdings, Inc. ............................      39,000      2,217,150
SEI Investments Co. .......................................      22,800        729,600
Stilwell Financial, Inc. ..................................      22,000        429,000
USA Education, Inc. .......................................      29,000      2,404,390
                                                                          ------------
                                                                            11,113,040
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
ELECTRICAL COMPONENTS & EQUIPMENT  2.9%
Celestica, Inc.--ADR (Canada) (a)..........................     136,600   $  3,729,180
Flextronics International Ltd. (Singapore) (a).............      48,000        793,920
Vishay Intertechnology, Inc. (a)...........................      80,000      1,472,000
                                                                          ------------
                                                                             5,995,100
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  5.5%
PerkinElmer, Inc. .........................................      33,000        865,920
Sanmina Corp. (a)..........................................      87,000      1,181,460
SCI Systems, Inc. (a)......................................     155,000      2,790,000
Tech Data Corp. (a)........................................     109,000      4,131,100
Tektronix, Inc. (a)........................................      57,000        996,930
Waters Corp. (a)...........................................      37,000      1,323,490
                                                                          ------------
                                                                            11,288,900
                                                                          ------------
ENVIRONMENTAL SERVICES  0.8%
Casella Waste Systems, Inc., Class A (a)...................     154,600      1,720,698
                                                                          ------------

FOOD DISTRIBUTORS  0.9%
Fleming Cos., Inc. ........................................      62,000      1,829,000
                                                                          ------------

FOOTWEAR  0.3%
Reebok International Ltd. (a)..............................      31,000        641,700
                                                                          ------------

HEALTH CARE DISTRIBUTORS & SERVICES  3.3%
AmerisourceBergen Corp. (a)................................      52,000      3,689,400
Cardinal Health, Inc. .....................................      27,500      2,033,625
Lincare Holdings, Inc. (a).................................      45,000      1,195,650
                                                                          ------------
                                                                             6,918,675
                                                                          ------------
HEALTH CARE EQUIPMENT  4.1%
Boston Scientific Corp. (a)................................      29,000        594,500
Cytyc Corp. (a)............................................      47,000      1,260,070
DENTSPLY International, Inc. ..............................      18,000        826,920
Guidant Corp. (a)..........................................      26,000      1,001,000
Hillenbrand Industries, Inc. ..............................      53,000      2,860,410
St. Jude Medical, Inc. (a).................................      28,000      1,916,600
                                                                          ------------
                                                                             8,459,500
                                                                          ------------
HEALTH CARE FACILITIES  5.6%
Health Management Associates, Inc., Class A (a)............     123,000      2,553,480
HEALTHSOUTH Corp. (a)......................................      93,000      1,512,180
Laboratory Corporation of America Holdings (a).............      17,000      1,374,450
Quest Diagnostics, Inc. (a)................................      38,000      2,344,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
HEALTH CARE FACILITIES (CONTINUED)
Tenet Healthcare Corp. (a).................................      23,000   $  1,371,950
Universal Health Services, Inc., Class B...................      50,000      2,440,000
                                                                          ------------
                                                                            11,596,660
                                                                          ------------
HEALTH CARE SUPPLIES  1.2%
Allergan, Inc. ............................................      39,000      2,585,700
                                                                          ------------

HOUSEHOLD PRODUCTS  0.9%
Oakley, Inc. (a)...........................................     148,000      1,857,400
                                                                          ------------

INTEGRATED OIL & GAS  2.4%
Conoco, Inc., Class A......................................      35,000        890,050
Conoco, Inc., Class B......................................      81,000      2,052,540
Phillips Petroleum Co. ....................................      39,000      2,103,660
                                                                          ------------
                                                                             5,046,250
                                                                          ------------
IT CONSULTING & SERVICES  1.9%
Affiliated Computer Services, Inc., Class A (a)............      29,000      2,360,890
Sungard Data Systems, Inc. (a).............................      70,000      1,635,900
                                                                          ------------
                                                                             3,996,790
                                                                          ------------
MANAGED HEALTH CARE  3.2%
Caremark Rx, Inc. (a)......................................     143,000      2,385,240
UnitedHealth Group, Inc. ..................................      21,000      1,396,500
Wellpoint Health Networks, Inc. (a)........................      26,000      2,837,900
                                                                          ------------
                                                                             6,619,640
                                                                          ------------
MEAT, POULTRY & FISH  0.7%
Smithfield Foods, Inc. (a).................................      64,000      1,347,200
                                                                          ------------

MULTI-LINE INSURANCE  0.6%
Loews Corp. ...............................................      27,000      1,249,560
                                                                          ------------

OIL & GAS DRILLING  0.4%
Noble Drilling Corp. (a)...................................      37,000        888,000
                                                                          ------------

OIL & GAS EQUIPMENT & SERVICES  0.5%
Baker Hughes, Inc. ........................................      33,000        955,350
                                                                          ------------

PHARMACEUTICALS  4.9%
AdvancePCS (a).............................................      12,000        861,360
Andrx Group (a)............................................      26,000      1,687,920
Forest Laboratories, Inc. (a)..............................      34,000      2,452,760
IVAX Corp. (a).............................................      71,250      1,579,612

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
PHARMACEUTICALS (CONTINUED)
King Pharmaceuticals, Inc. (a).............................      58,666   $  2,461,039
Mylan Laboratories, Inc. ..................................      36,000      1,174,320
                                                                          ------------
                                                                            10,217,011
                                                                          ------------
PROPERTY & CASUALTY INSURANCE  0.8%
MBIA, Inc. ................................................      12,000        600,000
Old Republic International Corp. ..........................      40,000      1,048,400
                                                                          ------------
                                                                             1,648,400
                                                                          ------------
PUBLISHING & PRINTING  1.1%
New York Times Co., Class A................................      59,000      2,302,770
                                                                          ------------

RAILROADS  1.2%
CSX Corp. .................................................      77,000      2,425,500
                                                                          ------------

REAL ESTATE INVESTMENT TRUSTS  0.6%
IndyMac Bancorp, Inc. (a)..................................      43,000      1,165,730
                                                                          ------------

RESTAURANTS  3.6%
Brinker International, Inc. (a)............................     110,500      2,610,010
Darden Restaurants, Inc. ..................................      41,000      1,076,250
Ruby Tuesday, Inc. ........................................     179,000      2,810,300
Tricon Global Restaurants, Inc. (a)........................      26,000      1,019,720
                                                                          ------------
                                                                             7,516,280
                                                                          ------------
SEMICONDUCTOR EQUIPMENT  0.4%
Lam Research Corp. (a).....................................      52,000        881,400
                                                                          ------------

SEMICONDUCTORS  3.3%
Advanced Micro Devices, Inc. (a)...........................      41,000        334,150
Analog Devices, Inc. (a)...................................      25,000        817,500
Integrated Device Technology, Inc. (a).....................      50,000      1,006,000
International Rectifier Corp. (a)..........................      81,000      2,205,630
LSI Logic Corp. (a)........................................      50,000        587,500
Microchip Technology, Inc. (a).............................      46,000      1,232,800
Micron Technology, Inc. (a)................................      11,000        207,130
National Semiconductor Corp. (a)...........................      18,000        396,900
                                                                          ------------
                                                                             6,787,610
                                                                          ------------
SPECIALTY STORES  3.9%
Borders Group, Inc. (a)....................................      73,000      1,397,950
PEP Boys Manny Moe & Jack..................................     185,000      2,044,250
Service Corporation International (a)......................     158,000        951,160
Venator Group, Inc. (a)....................................     243,000      3,705,750
                                                                          ------------
                                                                             8,099,110
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
SYSTEMS SOFTWARE  1.9%
Adobe Systems, Inc. .......................................      26,000   $    623,480
BMC Software, Inc. (a).....................................     109,000      1,384,300
Symantec Corp. (a).........................................      55,000      1,906,850
                                                                          ------------
                                                                             3,914,630
                                                                          ------------
TELECOMMUNICATIONS EQUIPMENT  1.9%
Avaya, Inc. (a)............................................     106,000      1,049,400
Comverse Technology, Inc. (a)..............................      63,000      1,290,240
Lucent Technologies, Inc. (a)..............................     283,000      1,621,590
                                                                          ------------
                                                                             3,961,230
                                                                          ------------
TOBACCO  0.7%
UST, Inc. .................................................      44,000      1,460,800
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  92.5%
  (Cost $218,487,011)..................................................    191,553,349

REPURCHASE AGREEMENT  5.5%
UBS Securities ($11,470,000 par collateralized by U.S. Government obligations in a pooled cash account dated 09/28/01, to be sold on
  10/01/01 at $11,473,059) (Cost $11,470,000)..........................     11,470,000
                                                                          ------------

TOTAL INVESTMENTS  98.0%
  (Cost $229,957,011)..................................................    203,023,349
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%............................      4,145,938
                                                                          ------------

NET ASSETS  100.0%.....................................................   $207,169,287
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $229,957,011).......................    $203,023,349
Cash........................................................           2,359
Receivables:
  Fund Shares Sold..........................................       6,235,453
  Investments Sold..........................................       2,893,592
  Dividends.................................................          17,703
  Interest..................................................           3,059
Other.......................................................          61,330
                                                                ------------
    Total Assets............................................     212,236,845
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,263,601
  Fund Shares Repurchased...................................         309,515
  Distributor and Affiliates................................         187,586
  Investment Advisory Fee...................................         131,204
Accrued Expenses............................................          97,721
Trustees' Deferred Compensation and Retirement Plans........          77,931
                                                                ------------
    Total Liabilities.......................................       5,067,558
                                                                ------------
NET ASSETS..................................................    $207,169,287
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $276,947,642
Accumulated Net Investment Loss.............................      (1,775,811)
Net Unrealized Depreciation.................................     (26,933,662)
Accumulated Net Realized Loss...............................     (41,068,882)
                                                                ------------
NET ASSETS..................................................    $207,169,287
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $98,491,093 and 6,159,876 shares of
    beneficial interest issued and outstanding).............    $      15.99
    Maximum sales charge (5.75%* of offering price).........             .98
                                                                ------------
    Maximum offering price to public........................    $      16.97
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $93,452,667 and 6,163,994 shares of
    beneficial interest issued and outstanding).............    $      15.16
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,225,527 and 1,004,859 shares of
    beneficial interest issued and outstanding).............    $      15.15
                                                                ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $    268,296
Interest....................................................       152,097
                                                              ------------
    Total Income............................................       420,393
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       864,475
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $133,203, $538,558 and $82,771,
  respectively).............................................       754,532
Shareholder Services........................................       297,050
Legal.......................................................        16,154
Custody.....................................................        13,685
Trustees' Fees and Related Expenses.........................         8,572
Other.......................................................       151,067
                                                              ------------
    Total Expenses..........................................     2,105,535
    Less Credits Earned on Cash Balances....................           973
                                                              ------------
    Net Expenses............................................     2,104,562
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,684,169)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(11,184,198)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (4,437,230)
  End of the Period.........................................   (26,933,662)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (22,496,432)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(33,680,630)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(35,364,799)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended September 30, 2001 and the Year Ended March 31, 2001 (Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                    SEPTEMBER 30, 2001    MARCH 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................    $ (1,684,169)      $  (3,221,416)
Net Realized Loss..................................     (11,184,198)        (24,821,019)
Net Unrealized Depreciation During the Period......     (22,496,432)        (89,957,129)
                                                       ------------       -------------
Change in Net Assets from Operations...............     (35,364,799)       (117,999,564)
                                                       ------------       -------------

Distributions from Net Realized Gain:
  Class A Shares...................................             -0-         (25,504,522)
  Class B Shares...................................             -0-         (27,813,909)
  Class C Shares...................................             -0-          (3,610,304)
                                                       ------------       -------------
Total Distributions................................             -0-         (56,928,735)
                                                       ------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (35,364,799)       (174,928,299)
                                                       ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      77,667,691         192,487,644
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................             -0-          52,733,819
Cost of Shares Repurchased.........................     (41,386,269)        (97,690,783)
                                                       ------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      36,281,422         147,530,680
                                                       ------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............         916,623         (27,397,619)
NET ASSETS:
Beginning of the Period............................     206,252,664         233,650,283
                                                       ------------       -------------
End of the Period (Including accumulated net
  investment loss of $1,775,811 and $91,642
  respectively)....................................    $207,169,287       $ 206,252,664
                                                       ============       =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                            NINE
                               MONTHS        YEAR ENDED        MONTHS       YEAR ENDED
                                ENDED         MARCH 31,        ENDED         JUNE 30,
CLASS A SHARES                SEPT. 30,   -----------------   MAR. 31,   ----------------
                               2001(A)    2001(A)   2000(A)   1999(A)     1998    1997(A)
                              -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $ 18.60    $ 40.22   $23.30     $23.46    $17.88   $13.70
                               -------    -------   ------     ------    ------   ------
  Net Investment
    Income/Loss.............      (.10)      (.30)    (.32)      (.18)     (.14)     .03
  Net Realized and
    Unrealized Gain/Loss....     (2.51)    (13.82)   20.61        .60      6.71     4.81
                               -------    -------   ------     ------    ------   ------
Total from Investment
  Operations................     (2.61)    (14.12)   20.29        .42      6.57     4.84
                               -------    -------   ------     ------    ------   ------
Less:
  Distributions from and in
    Excess of Net Realized
    Gain....................       -0-       7.50     3.37        .58       .99      .35
  Return of Capital
    Distributions...........       -0-        -0-      -0-        -0-       -0-      .31
                               -------    -------   ------     ------    ------   ------
Total Distributions.........       -0-       7.50     3.37        .58       .99      .66
                               -------    -------   ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $ 15.99    $ 18.60   $40.22     $23.30    $23.46   $17.88
                               =======    =======   ======     ======    ======   ======

Total Return* (b)...........   -14.03%**  -38.95%   93.18%      2.18%**  38.52%   36.00%
Net Assets at End of the
  Period (In millions)......   $  98.5    $  95.5   $106.3     $ 60.1    $ 64.9   $ 53.1
Ratio of Expenses to Average
  Net Assets*...............     1.42%      1.33%    1.44%      1.64%     1.30%    1.32%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*...................    (1.05%)    (1.00%)  (1.14%)    (1.19%)    (.64%)    .19%
Portfolio Turnover..........       70%**     172%     170%        82%**    125%     139%
 *If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................       N/A        N/A      N/A      1.68%     1.58%    2.31%
Ratio of Net Investment Loss
  to Average Net Assets.....       N/A        N/A      N/A     (1.23%)    (.92%)   (.80%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                            NINE
                               MONTHS        YEAR ENDED        MONTHS       YEAR ENDED
                                ENDED         MARCH 31,        ENDED         JUNE 30,
CLASS B SHARES                SEPT. 30,   -----------------   MAR. 31,   ----------------
                               2001(A)    2001(A)   2000(A)   1999(A)     1998    1997(A)
                              -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $ 17.70    $ 39.06   $22.87     $23.17    $17.80   $13.70
                               -------    -------   ------     ------    ------   ------
  Net Investment Loss.......      (.17)      (.52)    (.52)      (.30)     (.27)    (.09)
  Net Realized and
    Unrealized Gain/Loss....     (2.37)    (13.34)   20.08        .58      6.63     4.85
                               -------    -------   ------     ------    ------   ------
Total from Investment
  Operations................     (2.54)    (13.86)   19.56        .28      6.36     4.76
                               -------    -------   ------     ------    ------   ------
Less:
  Distributions from and in
    Excess of Net Realized
    Gain....................       -0-       7.50     3.37        .58       .99      .35
  Return of Capital
    Distributions...........       -0-        -0-      -0-        -0-       -0-      .31
                               -------    -------   ------     ------    ------   ------
Total Distributions.........       -0-       7.50     3.37        .58       .99      .66
                               -------    -------   ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $ 15.16    $ 17.70   $39.06     $22.87    $23.17   $17.80
                               =======    =======   ======     ======    ======   ======

Total Return* (b)...........   -14.35%**  -39.49%   91.74%      1.60%**  37.56%   35.32%
Net Assets at End of the
  Period (In millions)......   $  93.5    $  97.0   $115.6     $ 72.8    $ 79.7   $ 55.0
Ratio of Expenses to Average
  Net Assets*...............     2.17%      2.10%    2.18%      2.40%     2.05%    2.07%
Ratio of Net Investment Loss
  to Average Net Assets*....    (1.81%)    (1.77%)  (1.89%)    (1.95%)   (1.40%)   (.56%)
Portfolio Turnover..........       70%**     172%     170%        82%**    125%     139%
 *If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................       N/A        N/A      N/A      2.44%     2.34%    3.04%
Ratio of Net Investment Loss
  to Average Net Assets.....       N/A        N/A      N/A     (1.99%)   (1.68%)  (1.53%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                            NINE
                               MONTHS        YEAR ENDED        MONTHS       YEAR ENDED
                                ENDED         MARCH 31,        ENDED         JUNE 30,
CLASS C SHARES                SEPT. 30,   -----------------   MAR. 31,   ----------------
                               2001(A)    2001(A)   2000(A)   1999(A)     1998    1997(A)
                              -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $ 17.69    $ 39.01   $22.87     $23.17    $17.79   $13.70
                               -------    -------   ------     ------    ------   ------
  Net Investment Loss.......      (.17)      (.50)    (.52)      (.30)     (.31)    (.10)
  Net Realized and
    Unrealized Gain/Loss....     (2.37)    (13.32)   20.03        .58      6.68     4.85
                               -------    -------   ------     ------    ------   ------
Total from Investment
  Operations................     (2.54)    (13.82)   19.51        .28      6.37     4.75
                               -------    -------   ------     ------    ------   ------
Less:
  Distributions from and in
    Excess of Net Realized
    Gain....................       -0-       7.50     3.37        .58       .99      .35
  Return of Capital
    Distributions...........       -0-        -0-      -0-        -0-       -0-      .31
                               -------    -------   ------     ------    ------   ------
Total Distributions.........       -0-       7.50     3.37        .58       .99      .66
                               -------    -------   ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $ 15.15    $ 17.69   $39.01     $22.87    $23.17   $17.79
                               =======    =======   ======     ======    ======   ======

Total Return* (b)...........   -14.36%**  -39.43%   91.52%      1.60%**  37.56%   35.32%
Net Assets at End of the
  Period (In millions)......   $  15.2    $  13.7   $ 11.8     $  7.4    $  9.2   $  8.3
Ratio of Expenses to Average
  Net Assets*...............     2.18%      2.10%    2.19%      2.41%     2.05%    2.07%
Ratio of Net Investment Loss
  to Average Net Assets*....    (1.81%)    (1.77%)  (1.89%)    (1.96%)   (1.39%)   (.57%)
Portfolio Turnover..........       70%**     172%     170%        82%**    125%     139%
 *If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................       N/A        N/A      N/A      2.45%     2.34%    3.04%
Ratio of Net Investment Loss
  to Average Net Assets.....       N/A        N/A      N/A     (2.00%)   (1.68%)  (1.55%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $229,957,011, the aggregate gross unrealized appreciation is $11,646,258 and the aggregate gross unrealized depreciation is $38,579,920, resulting in net unrealized depreciation on long- and short-term investments of $26,933,662.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2001, the Fund's custody fee was reduced by $973 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the six months ended September 30, 2001, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $27,900 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $225,300. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $56,838 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $42,165.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $130,895,880, $124,999,993 and
$21,051,769 for Classes A, B, and C, respectively. For the six months ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,501,309    $ 46,964,022
  Class B.................................................   1,303,590      23,858,431
  Class C.................................................     377,422       6,845,238
                                                            ----------    ------------
Total Sales...............................................   4,182,321    $ 77,667,691
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................         -0-    $        -0-
  Class B.................................................         -0-             -0-
  Class C.................................................         -0-             -0-
                                                            ----------    ------------
Total Dividend Reinvestment...............................         -0-    $        -0-
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,477,293)   $(27,898,488)
  Class B.................................................    (619,137)    (10,871,939)
  Class C.................................................    (148,920)     (2,615,842)
                                                            ----------    ------------
Total Repurchases.........................................  (2,245,350)   $(41,386,269)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

    At March 31, 2001, capital aggregated $111,830,346, $112,013,501 and
$16,822,373 for Classes A, B and C, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   3,801,808    $118,808,081
  Class B................................................   2,148,489      61,317,599
  Class C................................................     438,761      12,361,964
                                                           ----------    ------------
Total Sales..............................................   6,389,058    $192,487,644
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................   1,012,131    $ 23,754,714
  Class B................................................   1,164,499      26,061,485
  Class C................................................     130,483       2,917,620
                                                           ----------    ------------
Total Dividend Reinvestment..............................   2,307,113    $ 52,733,819
                                                           ==========    ============
Repurchases:
  Class A................................................  (2,320,223)   $(74,314,294)
  Class B................................................    (792,736)    (20,946,534)
  Class C................................................     (95,185)     (2,429,955)
                                                           ----------    ------------
Total Repurchases........................................  (3,208,144)   $(97,690,783)
                                                           ==========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2001 and the year ended March 31, 2001, no Class B Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended September 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $59,200 and CDSC on redeemed shares of approximately $88,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $182,812,845 and $153,874,557, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2001, are payments retained by Van Kampen of approximately $468,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $21,200.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
86, 186, 286                                                   Member NASD/SIPC.
GF SAR 11/01                                                    4498K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       5
                          TOP FIVE INDUSTRIES       5
              Q&A WITH YOUR PORTFOLIO MANAGER       6
                            GLOSSARY OF TERMS       9

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      10
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      30
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

With four generations of investment management experience, we understand market declines-- and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio manager invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]


                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                     .69%            .26%       .26%
------------------------------------------------------------------------------
Six-month total return(2)                -5.10%          -4.74%      -.74%
------------------------------------------------------------------------------
One-year total return(2)                  4.10%           4.60%      8.50%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.45%           7.20%      8.39%
------------------------------------------------------------------------------
Commencement date                      06/21/99        06/21/99   06/21/99
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak to your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2001)


1.   SUIZA                       1.3%
     Manufactures and distributes food and
     dairy products throughout the United
     States.

2.   RGS ENERGY                  1.2%
     Provides gas and electricity to
     customers in New York State.

3.   AMERUS                      1.1%
     Provides life insurance to customers
     in the United States.

4.   UNITED STATIONERS           1.1%
     Wholesales office supplies and
     equipment to retailers throughout the
     United States.

5.   ARVINMERITOR                1.1%
     Manufactures components for cars and
     trucks, including Purolator filters
     and Gabriel shock absorbers.

6.   GLOBAL PAYMENTS             1.1%
     Processes point-of-sale electronic
     transactions for credit and debit
     cards.

7.   CORN PRODUCTS
     INTERNATIONAL               1.1%
     Produces food ingredients and
     industrial materials from corn.

8.   NORTHWESTERN                1.1%
     Provides energy and telecommuni-
     cations services throughout the
     United States.

9.   GROUP 1 AUTOMOTIVE          1.1%
     Owns and operates car dealerships and
     collision service centers throughout
     the United States.

10.  SPARTECH                    1.0%
     Produces a wide variety of plastic
     products in Europe and North America.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                   MARCH 31, 2001
                                                                     ------------------                   --------------
Banks                                                                       8.20                               7.70
Real Estate Investment Trusts                                               5.50                               6.60
Gas Utilities                                                               5.30                               6.10
Industrial Machinery                                                        4.30                               3.60
Auto Parts & Equipment                                                      4.00                               2.90


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30,
2001. THE TEAM IS LED BY JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1999 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   For the six months ended
September 30, 2001, the fund performed quite well given the very challenging market environment, achieving a total return of 0.69 percent. This result surpassed that of the fund's benchmark, the Russell 2000(R) Value Index, which returned -3.20 percent during the same time period.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WERE SOME OF THE MOST
    SIGNIFICANT MARKET CONDITIONS THAT AFFECTED FUND PERFORMANCE DURING THE PERIOD?

A   It was an extremely difficult six
months for the stock market. The Federal Reserve Board cut interest rates a total of two percentage points to spur economic growth, yet corporate profits continued to fall dramatically.

As a result, the stock market fell very sharply, especially in the year's third quarter. During those three months, stock mutual funds turned in their worst performance since 1987, with a surprising 99 percent of them losing money. Though this market weakness was present during the entire reporting period, it was especially pronounced following the September 11 terrorist attacks. In just the first week after the attacks, the Standard & Poor's 500 Index plunged 12 percent. In this environment, the economy continued to slide further downhill, leading most observers to assume that recession would be inevitable. As a result, the events of September 11 made an already uncertain economic environment even more uncertain.

Q   IN LIGHT OF THESE MARKET FACTORS,
    HOW DID YOU MANAGE THE FUND?

A   In all types of market conditions,
we follow our management strategy, which we refer to as "value with a catalyst." We search for undervalued small-cap companies by using common valuation measures, such as price-to-earnings ratios. For each stock we consider for purchase, we search for a spark (or catalyst)--such as a change in management, a new product, or new industry regulations--that may ignite the company's growth prospects and reveal the potential value hidden in the current stock price. We may also look for rising earnings expectations, which we believe can indicate that a catalyst is present. If a stock meets our criteria, we then consider it for investment. Our stock selection process is "bottom-up," the fund is diversified across multiple industries, and we normally remain fully invested in most situations. Because we have faith in our investing discipline, we followed it during the reporting period without making changes in response to market conditions.

Q   WHAT WERE SOME OF THE STOCKS
    WHOSE PERFORMANCE MOST HELPED THE FUND DURING THE REPORTING PERIOD?

A   Because of the volatile market
conditions, many investors sought stocks with stable earnings characteristics. As a result, many of the fund's best performing investments during the period were those whose businesses held up well in the midst of the slowing economy. For example, two stocks in the automotive industry--Group 1 Automotive and Pep Boys--Manny, Moe & Jack--performed extremely well during the period and boosted fund results. Group 1 Automotive operates car dealerships around the United States, while Pep Boys sells automotive parts as well as maintenance and service. Both companies reported strong earnings during the reporting period.

    Other stocks whose performance helped the fund included UICI, which offers insurance and financial services to the self-employed, associations and to students; Suiza Foods, a manufacturer and distributor of dairy products; and Smithfield Foods, a hog producer and pork processor.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WERE YOU DISAPPOINTED BY
    ANY OF YOUR INVESTMENTS FOR THE FUND?

A   Yes. For example, the fund's
results were dragged down by our investment in GenRad, which develops diagnostic equipment for electronics, telecommunications and automotive manufacturers. Another weak performer for the fund was Dillard's, a leading U.S. department store chain. Tower Automotive, a maker of automobile engineering products such as brake parts, suspension links and chassis, also hurt fund performance during the period.

Q   WHAT DO YOU THINK LIES AHEAD FOR
    THE SMALL CAP VALUE FUND?

A   Portfolio strategists who study past
market cycles have observed that, historically, small cap value stocks have performed best when the economy emerges from a recession. As a result, we're optimistic about the fund's potential for future success. Given that the economy is most likely entering a recession--if we're not in one already--we believe that the fund is well positioned to perform should the economy turn. Of course, we don't know when such a situation may take place. As we wait, we'll continue to manage the fund according to our discipline and seek to identify the best small-cap value opportunities for our shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: Reflects a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
COMMON STOCKS  88.9%
AEROSPACE & DEFENSE  0.7%
Aeroflex, Inc. (a)..........................................    1,750    $    19,250
Kaman Corp., Class A........................................   48,700        644,788
                                                                         -----------
                                                                             664,038
                                                                         -----------
AGRICULTURAL PRODUCTS  0.9%
Corn Products International, Inc. ..........................   29,650        851,844
                                                                         -----------

AIRLINES  0.1%
America West Holdings Corp., Class B (a)....................   41,050         75,942
                                                                         -----------
ALTERNATIVE CARRIERS  0.3%
General Communication, Inc., Class A (a)....................   20,000        242,000
Global Crossing Ltd. (Bermuda) (a)..........................    1,895          3,411
                                                                         -----------
                                                                             245,411
                                                                         -----------
APPAREL & ACCESSORIES  0.6%
Movado Group, Inc. .........................................      400          6,200
Quicksilver, Inc. (a).......................................   41,750        515,612
                                                                         -----------
                                                                             521,812
                                                                         -----------
APPAREL RETAIL  0.6%
Cato Corp., Class A.........................................   38,000        568,480
                                                                         -----------
APPLICATION SOFTWARE  1.1%
Liberate Technologies (a)...................................   50,000        498,000
Micros Systems, Inc. (a)....................................   27,000        479,790
                                                                         -----------
                                                                             977,790
                                                                         -----------
AUTO PARTS & EQUIPMENT  3.6%
ArvinMeritor, Inc. .........................................   59,750        853,827
BorgWarner, Inc. ...........................................   20,000        806,000
Sauer-Danfoss, Inc. ........................................   89,500        699,890
Stoneridge, Inc. (a)........................................   35,100        245,700
Tower Automotive, Inc. (a)..................................   85,200        610,884
                                                                         -----------
                                                                           3,216,301
                                                                         -----------
BANKS  7.3%
BancFirst Corp. ............................................   14,650        501,030
Cathay Bancorp, Inc. .......................................   10,500        565,845
Commonwealth Bancorp, Inc. .................................   31,150        642,313

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
BANKS (CONTINUED)
Community Trust Bancorp, Inc. ..............................   30,480    $   728,472
Dime Community Bancshares, Inc. ............................   27,475        695,667
First Citizens Bancshares, Inc. ............................    7,350        611,446
GBC Bancorp of California...................................   18,800        586,936
OceanFirst Financial Corp. .................................   26,800        672,680
R & G Financial Corp., Class B..............................   33,600        577,920
Silicon Valley Bancshares (a)...............................   24,300        490,860
Webster Financial Corp. ....................................   14,600        481,216
                                                                         -----------
                                                                           6,554,385
                                                                         -----------
BIOTECHNOLOGY  0.8%
Cell Genesys, Inc. (a)......................................   17,000        272,000
Edwards Lifesciences Corp. (a)..............................   21,000        470,400
                                                                         -----------
                                                                             742,400
                                                                         -----------
BUILDING PRODUCTS  0.6%
Nortek, Inc. (a)............................................   23,050        496,727
                                                                         -----------

CASINO & GAMING  1.2%
Aztar Corp. (a).............................................   51,200        669,696
WMS Industries, Inc. .......................................   24,000        419,760
                                                                         -----------
                                                                           1,089,456
                                                                         -----------
COMMERCIAL PRINTING  1.6%
Banta Corp. ................................................   26,000        724,620
John H. Harland Co. ........................................   28,800        630,720
Mail-Well, Inc. (a).........................................   30,300        112,110
                                                                         -----------
                                                                           1,467,450
                                                                         -----------
COMMODITY CHEMICALS  1.4%
Amcol International Corp. ..................................   77,000        435,050
Spartech Corp. .............................................   40,300        833,404
                                                                         -----------
                                                                           1,268,454
                                                                         -----------
CONSTRUCTION & ENGINEERING  1.3%
Granite Construction, Inc. .................................   16,525        423,701
URS Corp. ..................................................   31,800        731,400
                                                                         -----------
                                                                           1,155,101
                                                                         -----------
CONSTRUCTION & FARM MACHINERY  0.7%
Astec Industries, Inc. (a)..................................   51,150        665,461
                                                                         -----------

CONSTRUCTION MATERIALS  0.3%
Texas Industries, Inc. .....................................    9,050        279,645
                                                                         -----------

DEPARTMENT STORES  0.8%
Dillards, Inc., Class A.....................................   51,500        678,255
                                                                         -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  0.3%
ABM Industries, Inc. .......................................   10,100    $   260,681
                                                                         -----------

DIVERSIFIED FINANCIAL SERVICES  2.9%
Affiliated Managers Group, Inc. (a).........................    8,600        488,566
Leucadia National Corp. ....................................   19,950        622,440
Southwest Securities Group, Inc. ...........................   37,083        637,086
Triad Guaranty, Inc. (a)....................................   15,300        534,735
WFS Financial, Inc. (a).....................................   19,555        347,101
                                                                         -----------
                                                                           2,629,928
                                                                         -----------
ELECTRIC UTILITIES  2.1%
Madison Gas & Electric Co. .................................    9,600        241,440
Public Service Co. of New Mexico............................   29,700        748,737
RGS Energy Group, Inc. .....................................   24,300        940,410
                                                                         -----------
                                                                           1,930,587
                                                                         -----------
ELECTRICAL COMPONENTS & EQUIPMENT  2.1%
Smith A.O. Corp. ...........................................   39,200        687,568
Tecumseh Products Co., Class A..............................   16,750        762,627
Triumph Group, Inc. (a).....................................   19,450        453,185
                                                                         -----------
                                                                           1,903,380
                                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.1%
Amkor Technology, Inc. (a)..................................    1,850         19,462
Avnet, Inc. ................................................   16,182        294,351
Global Payments, Inc. ......................................   29,000        852,600
Interlogix, Inc. (a)........................................    5,000        121,000
Methode Electronics.........................................   80,000        604,000
                                                                         -----------
                                                                           1,891,413
                                                                         -----------
EMPLOYMENT SERVICES  0.6%
CDI Corp. (a)...............................................   33,400        536,070
                                                                         -----------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.7%
Scotts Co., Class A (a).....................................   17,600        600,160
                                                                         -----------

FOOD DISTRIBUTORS  1.3%
Fleming Cos., Inc. .........................................   25,700        758,150
Performance Food Group Co. (a)..............................   14,300        407,979
                                                                         -----------
                                                                           1,166,129
                                                                         -----------
FOREST PRODUCTS  0.3%
Louisiana-Pacific Corp. ....................................   35,000        227,500
                                                                         -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
GAS UTILITIES  4.7%
Cascade Natural Gas Corp. ..................................   38,300    $   827,280
Energen Corp. ..............................................   21,300        479,250
Equitable Resources, Inc. ..................................    2,400         72,024
Northwest Natural Gas Co. ..................................   25,000        584,750
NUI Corp. ..................................................   29,050        593,491
ONEOK, Inc. ................................................   34,200        566,352
Southwestern Energy Co. (a).................................   48,350        572,947
TransMontaigne, Inc. (a)....................................    7,900         38,315
Western Gas Resources, Inc. ................................   19,800        515,394
                                                                         -----------
                                                                           4,249,803
                                                                         -----------
GENERAL MERCHANDISE STORES  0.8%
InterTAN, Inc. (Canada) (a).................................    9,000         70,650
Spiegel, Inc., Class A......................................   97,450        687,022
                                                                         -----------
                                                                             757,672
                                                                         -----------
HEALTH CARE DISTRIBUTORS & SERVICES  1.0%
Apria Healthcare Group, Inc. (a)............................   13,900        360,010
Omnicare, Inc. .............................................   26,000        567,580
                                                                         -----------
                                                                             927,590
                                                                         -----------
HEALTH CARE FACILITIES  0.6%
Laboratory Corp. of American Holdings (a)...................    1,400        113,190
Province Healthcare Co. (a).................................    8,725        320,557
RehabCare Group, Inc. (a)...................................    2,000         87,020
                                                                         -----------
                                                                             520,767
                                                                         -----------
HEALTH CARE SUPPLIES  0.3%
Invacare Corp. .............................................    7,000        283,500
                                                                         -----------

HOME FURNISHINGS  0.8%
Furniture Brands International, Inc. (a)....................   38,250        745,110
                                                                         -----------

HOMEBUILDING  1.7%
D.R. Horton, Inc. ..........................................   23,304        486,121
Pulte Corp. ................................................   12,700        389,255
Standard-Pacific Corp. .....................................   33,000        643,830
                                                                         -----------
                                                                           1,519,206
                                                                         -----------
HOTELS  0.4%
Extended Stay America, Inc. (a).............................   25,150        363,921
                                                                         -----------

HOUSEHOLD APPLIANCES  1.1%
Toro Co. ...................................................   17,850        751,485
Whirlpool Corp. ............................................    5,000        276,750
                                                                         -----------
                                                                           1,028,235
                                                                         -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
HOUSEHOLD PRODUCTS  0.0%
Herbalife International, Inc., Class A......................      450    $     4,545
                                                                         -----------

INDUSTRIAL CONGLOMERATES  0.1%
Tyco International Ltd. (Bermuda)...........................    1,455         66,203
                                                                         -----------

INDUSTRIAL MACHINERY  3.8%
Advanced Energy Industries, Inc. (a)........................    5,900         98,117
Applied Industrial Technologies, Inc. ......................   27,500        464,475
Donaldson Co., Inc. ........................................   25,900        746,438
Manitowoc Co., Inc. ........................................   24,100        584,184
Mueller Industries, Inc. (a)................................   26,800        769,160
Reliance Steel & Aluminum Co. ..............................   18,725        444,906
Woodward Governor Co. ......................................    6,300        305,235
                                                                         -----------
                                                                           3,412,515
                                                                         -----------
INTEGRATED OIL & GAS  0.7%
Tesoro Petroleum Corp. (a)..................................   53,000        630,700
                                                                         -----------

LEISURE PRODUCTS  0.9%
JAKKS Pacific, Inc. (a).....................................   46,000        621,000
Marine Products Corp. ......................................    6,360         26,076
RPC, Inc. ..................................................   15,600        193,908
                                                                         -----------
                                                                             840,984
                                                                         -----------
LIFE & HEALTH INSURANCE  2.3%
AmerUs Group Co. ...........................................   25,750        906,400
Delphi Financial Group, Inc., Class A.......................   22,316        754,281
Kansas City Life Insurance Co. .............................   11,350        408,600
                                                                         -----------
                                                                           2,069,281
                                                                         -----------
MANAGED HEALTH CARE  2.3%
Ameripath, Inc. (a).........................................   11,100        291,486
Caremark Rx, Inc. (a).......................................   20,000        333,600
Health Net, Inc. (a)........................................   35,000        672,700
Manor Care, Inc. (a)........................................   26,000        730,600
                                                                         -----------
                                                                           2,028,386
                                                                         -----------
MEAT, POULTRY & FISH  0.7%
Smithfield Foods, Inc. (a)..................................   29,700        625,185
                                                                         -----------

MULTI-LINE INSURANCE  0.7%
UICI (a)....................................................   45,500        620,165
                                                                         -----------

MULTI-UTILITIES  0.9%
Northwestern Corp. .........................................   38,250        841,500
                                                                         -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
NETWORKING EQUIPMENT  0.8%
Anixter International, Inc. (a).............................   28,000    $   693,840
                                                                         -----------

OFFICE SERVICES & SUPPLIES  1.9%
United Stationers, Inc. ....................................   29,350        876,685
Wallace Computer Services, Inc. ............................   51,550        819,645
                                                                         -----------
                                                                           1,696,330
                                                                         -----------
OIL & GAS DRILLING  0.1%
Helmerich & Payne, Inc. ....................................    2,100         54,810
                                                                         -----------

OIL & GAS EQUIPMENT & SERVICES  0.8%
Lone Star Technologies, Inc. (a)............................    2,000         24,800
Seitel, Inc. (a)............................................   68,500        688,425
                                                                         -----------
                                                                             713,225
                                                                         -----------
OIL & GAS EXPLORATION & PRODUCTION  0.3%
Pioneer Natural Resources Co. ..............................   21,700        308,791
                                                                         -----------

PACKAGED FOODS  1.5%
International Multifoods Corp. (a)..........................   11,600        221,560
Riviana Foods, Inc. ........................................    5,750         99,648
Suiza Foods Corp. (a).......................................   16,700      1,054,438
                                                                         -----------
                                                                           1,375,646
                                                                         -----------
PAPER PRODUCTS  0.8%
Buckeye Technologies, Inc. (a)..............................   18,250        180,675
Rock-Tenn Co., Class A......................................   50,800        558,800
                                                                         -----------
                                                                             739,475
                                                                         -----------
PHARMACEUTICALS  0.1%
Chattem, Inc. (a)...........................................    5,800         79,808
Ligand Pharmaceuticals Inc., Class B (a)....................    5,000         45,900
                                                                         -----------
                                                                             125,708
                                                                         -----------
PROPERTY & CASUALTY INSURANCE  2.2%
Commerce Group, Inc. .......................................   18,500        703,000
ProAssurance Corp. (a)......................................   40,405        602,035
RLI Corp. ..................................................   16,050        658,050
                                                                         -----------
                                                                           1,963,085
                                                                         -----------
PUBLISHING & PRINTING  0.1%
Lee Enterprises, Inc. ......................................    2,000         63,340
                                                                         -----------

REAL ESTATE INVESTMENT TRUSTS  4.9%
Crown American Realty Trust.................................   71,250        505,875
EastGroup Properties, Inc. .................................   30,450        666,855
FelCor Lodging Trust, Inc. .................................   21,000        282,450

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Glimcher Realty Trust.......................................   44,750    $   724,055
Great Lakes REIT, Inc. .....................................    2,650         43,195
Meristar Hospitality Corp. .................................   18,100        190,955
Prentiss Properties Trust...................................   27,200        748,000
PS Business Parks, Inc. ....................................   24,800        686,960
Reckson Associates Realty Corp. ............................   23,000        555,450
                                                                         -----------
                                                                           4,403,795
                                                                         -----------
REAL ESTATE MGMT. & DEVELOPMENT  1.1%
Dollar Thrifty Automotive Group, Inc. (a)...................   21,350        212,433
LNR Property Corp. .........................................   25,600        766,720
                                                                         -----------
                                                                             979,153
                                                                         -----------
RESTAURANTS  2.0%
Landry's Restaurants, Inc. .................................   55,800        825,840
Lone Star Steakhouse & Saloon, Inc. ........................   50,550        545,940
Ruby Tuesday, Inc. .........................................   25,700        403,490
                                                                         -----------
                                                                           1,775,270
                                                                         -----------
SEMICONDUCTOR EQUIPMENT  1.6%
GenRad, Inc. (a)............................................   93,350        305,255
Kulicke & Soffa Industries (a)..............................   35,000        381,500
Lam Research Corp. (a)......................................    5,500         93,225
MTS Systems Corp. ..........................................   54,150        622,725
                                                                         -----------
                                                                           1,402,705
                                                                         -----------
SEMICONDUCTORS  1.4%
Adaptec, Inc. (a)...........................................   60,000        471,600
Cypress Semiconductor Corp. (a).............................    5,100         75,786
Nu Horizons Electronics Corp. (a)...........................   90,000        679,500
SONICblue, Inc. (a).........................................    5,650          6,159
                                                                         -----------
                                                                           1,233,045
                                                                         -----------
SPECIALTY CHEMICALS  1.1%
H.B. Fuller Co. ............................................   14,300        654,940
PolyOne Corp. ..............................................   43,800        341,640
                                                                         -----------
                                                                             996,580
                                                                         -----------
SPECIALTY STORES  2.5%
Aaron Rents, Inc. ..........................................   28,850        447,175
Footstar, Inc. (a)..........................................    7,200        249,120
Group 1 Automotive, Inc. (a)................................   31,550        837,653
PEP Boys Manny Moe & Jack...................................   68,150        753,058
                                                                         -----------
                                                                           2,287,006
                                                                         -----------
STEEL  2.3%
Commercial Metals Co. ......................................   24,950        693,610
Gibraltar Steel Corp. ......................................   27,600        416,760

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                    SHARES       VALUE
STEEL (CONTINUED)
Quanex Corp. ...............................................   27,150    $   627,165
Ryerson Tull, Inc. .........................................   28,500        357,675
                                                                         -----------
                                                                           2,095,210
                                                                         -----------
TELECOMMUNICATIONS EQUIPMENT  0.1%
Captaris, Inc. (a)..........................................   29,200         61,028
                                                                         -----------

TIRES & RUBBER  0.2%
Goodyear Tire & Rubber Co. .................................   10,000        184,300
                                                                         -----------

TOBACCO  0.6%
Universal Corp. ............................................   17,300        577,301
                                                                         -----------

TRUCKING  2.4%
Covenant Transport, Inc., Class A (a).......................   40,600        381,640
Landstar Systems, Inc. (a)..................................    7,950        508,800
Swift Transportation Co., Inc. (a)..........................   29,920        529,584
US Freightways Corp. .......................................   24,400        761,280
                                                                         -----------
                                                                           2,181,304
                                                                         -----------
TOTAL LONG-TERM INVESTMENTS  88.9%
(Cost $83,665,916)....................................................    80,111,015

REPURCHASE AGREEMENT  10.5%
State Street Bank & Trust Co. ($9,495,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/28/01 to be sold on 10/01/01 at $9,497,453)
  (Cost $9,495,000)...................................................     9,495,000
                                                                         -----------

TOTAL INVESTMENTS  99.4%
  (Cost $93,160,916)..................................................    89,606,015
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%...........................       514,802
                                                                         -----------

NET ASSETS  100.0%....................................................   $90,120,817
                                                                         ===========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $9,495,000 (Cost $93,160,916).............................    $89,606,015
Cash........................................................          2,334
Receivables:
  Fund Shares Sold..........................................      1,083,634
  Dividends.................................................        129,286
  Interest..................................................          2,453
Other.......................................................         13,725
                                                                -----------
    Total Assets............................................     90,837,447
                                                                -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................        526,135
  Investment Advisory Fee...................................         52,804
  Distributor and Affiliates................................         44,495
Accrued Expenses............................................         72,477
Trustees' Deferred Compensation and Retirement Plans........         20,719
                                                                -----------
    Total Liabilities.......................................        716,630
                                                                -----------
NET ASSETS..................................................    $90,120,817
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $93,456,004
Accumulated Net Realized Gain...............................        194,381
Accumulated Undistributed Net Investment Income.............         25,333
Net Unrealized Depreciation.................................     (3,554,901)
                                                                -----------
NET ASSETS..................................................    $90,120,817
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $35,679,663 and 3,058,455 interest issued
    and shares of beneficial outstanding)...................    $     11.67
    Maximum sales charge (5.75%* of offering price).........            .71
                                                                -----------
    Maximum offering price to public........................    $     12.38
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $39,339,053 and 3,405,827 shares of
    beneficial interest issued and outstanding).............    $     11.55
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,102,101 and 1,306,987 shares of
    beneficial interest issued and outstanding).............    $     11.55
                                                                ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $287)........    $   520,992
Interest....................................................         98,592
                                                                -----------
    Total Income............................................        619,584
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        236,445
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $32,168, $133,700 and $57,126,
  respectively).............................................        222,994
Shareholder Services........................................         52,976
Registration and Filing Fees................................         50,671
Legal.......................................................         10,122
Custody.....................................................          9,166
Trustees' Fees and Related Expenses.........................          7,641
Other.......................................................         65,036
                                                                -----------
    Total Expenses..........................................        655,051
    Investment Advisory Fee Reduction.......................         40,114
    Less Credits Earned on Cash Balances....................          1,069
                                                                -----------
    Net Expenses............................................        613,868
                                                                -----------
NET INVESTMENT INCOME.......................................    $     5,716
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   181,992
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      2,571,126
  End of the Period.........................................     (3,554,901)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (6,126,027)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(5,944,035)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(5,938,319)
                                                                ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended September 30, 2001 and the Year Ended March 31, 2001 (Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                    SEPTEMBER 30, 2001    MARCH 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $      5,716        $    52,971
Net Realized Gain..................................         181,992            612,103
Net Unrealized Appreciation/Depreciation During the
  Period...........................................      (6,126,027)         2,378,852
                                                       ------------        -----------
Change in Net Assets from Operations...............      (5,938,319)         3,043,926
                                                       ------------        -----------

Distributions from Net Investment Income:
  Class A Shares...................................             -0-            (30,091)
  Class B Shares...................................             -0-                -0-
  Class C Shares...................................             -0-                -0-
                                                       ------------        -----------
                                                                -0-            (30,091)
                                                       ------------        -----------

Distributions from Net Realized Gain:
  Class A Shares...................................             -0-           (274,530)
  Class B Shares...................................             -0-           (208,547)
  Class C Shares...................................             -0-           (130,528)
                                                       ------------        -----------
                                                                -0-           (613,605)
                                                       ------------        -----------
Total Distributions................................             -0-           (643,696)
                                                       ------------        -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      (5,938,319)         2,400,230
                                                       ------------        -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      75,038,035         25,352,843
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................             -0-            587,036
Cost of Shares Repurchased.........................     (13,156,663)        (4,105,894)
                                                       ------------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      61,881,372         21,833,985
                                                       ------------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS..............      55,943,053         24,234,215
NET ASSETS:
Beginning of the Period............................      34,177,764          9,943,549
                                                       ------------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $25,333
  and $19,617, respectively).......................    $ 90,120,817        $34,177,764
                                                       ============        ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 21, 1999
                                              SIX MONTHS        YEAR       (COMMENCEMENT
CLASS A SHARES                                   ENDED          ENDED      OF INVESTMENT
                                             SEPTEMBER 30,    MARCH 31,    OPERATIONS) TO
                                                 2001           2001       MARCH 31, 2000
                                             --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....    $11.59         $ 9.81          $10.00
                                                ------         ------          ------
  Net Investment Income.....................       .01            .06             .05
  Net Realized and Unrealized Gain/Loss.....       .07           2.15            (.18)
                                                ------         ------          ------
Total from Investment Operations............       .08           2.21            (.13)
                                                ------         ------          ------
Less:
  Distributions from and in Excess of Net
    Investment Income.......................       -0-            .04             .06
  Distributions from Net Realized Gain......       -0-            .39             -0-
                                                ------         ------          ------
Total Distributions.........................       -0-            .43             .06
                                                ------         ------          ------
NET ASSET VALUE, END OF THE PERIOD..........    $11.67         $11.59          $ 9.81
                                                ======         ======          ======

Total Return* (a)...........................      .69%**       22.63%            -.92**
Net Assets at End of the Period (In
  millions).................................    $ 35.7         $ 15.0          $  4.3
Ratio of Expenses to Average Net Assets*
  (b).......................................     1.50%          1.50%           1.48%
Ratio of Net Investment Income to Average
  Net Assets*...............................      .46%           .74%            .67%
Portfolio Turnover..........................        5%**          27%             15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b).......................................     1.62%          2.71%           8.29%
Ratio of Net Investment Loss to Average Net
  Assets....................................      .34%          (.47%)         (6.14%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 21, 1999
                                              SIX MONTHS        YEAR       (COMMENCEMENT
CLASS B SHARES                                   ENDED          ENDED      OF INVESTMENT
                                             SEPTEMBER 30,    MARCH 31,    OPERATIONS) TO
                                                 2001           2001       MARCH 31, 2000
                                             --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....    $11.52         $ 9.78          $10.00
                                                ------         ------          ------
  Net Investment Income/Loss................      (.01)           -0-             .01
  Net Realized and Unrealized Gain/Loss.....       .04           2.13            (.20)
                                                ------         ------          ------
Total from Investment Operations............       .03           2.13            (.19)
                                                ------         ------          ------
Less:
  Distributions from and in Excess of Net
    Investment Income.......................       -0-            -0-             .03
  Distributions from Net Realized Gain......       -0-            .39             -0-
                                                ------         ------          ------
Total Distributions.........................       -0-            .39             .03
                                                ------         ------          ------
NET ASSET VALUE, END OF THE PERIOD..........    $11.55         $11.52          $ 9.78
                                                ======         ======          ======

Total Return* (a)...........................      .26%**       22.05%          -1.81%**
Net Assets at End of the Period (In
  millions).................................    $ 39.3         $ 13.0          $  3.7
Ratio of Expenses to Average Net Assets*
  (b).......................................     2.25%          2.25%           2.23%
Ratio of Net Investment Loss to Average Net
  Assets*...................................     (.29%)         (.01%)          (.08%)
Portfolio Turnover..........................        5%**          27%             15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b).......................................     2.37%          3.46%           9.04%
Ratio of Net Investment Loss to Average Net
  Assets....................................     (.41%)        (1.22%)         (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 21, 1999
                                              SIX MONTHS        YEAR       (COMMENCEMENT
CLASS C SHARES                                   ENDED          ENDED      OF INVESTMENT
                                             SEPTEMBER 30,    MARCH 31,    OPERATIONS) TO
                                                 2001           2001       MARCH 31, 2000
                                             --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....    $11.52         $ 9.78          $10.00
                                                ------         ------          ------
  Net Investment Income/Loss................      (.01)           -0-             .01
  Net Realized and Unrealized Gain/Loss.....       .04           2.13            (.20)
                                                ------         ------          ------
Total from Investment Operations............       .03           2.13            (.19)
                                                ------         ------          ------
Less:
  Distributions from and in Excess of Net
    Investment Income.......................       -0-            -0-             .03
  Distributions from Net Realized Gain......       -0-            .39             -0-
                                                ------         ------          ------
Total Distributions.........................       -0-            .39             .03
                                                ------         ------          ------
NET ASSET VALUE, END OF THE PERIOD..........    $11.55         $11.52          $ 9.78
                                                ======         ======          ======

Total Return* (a)...........................      .26%**       22.04%          -1.81%**
Net Assets at End of the Period (In
  millions).................................    $ 15.1         $  6.2          $  2.0
Ratio of Expenses to Average Net Assets*
  (b).......................................     2.25%          2.25%           2.23%
Ratio of Net Investment Loss to Average Net
  Assets*...................................     (.29%)         (.01%)          (.08%)
Portfolio Turnover..........................        5%**          27%             15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b).......................................     2.37%          3.46%           9.04%
Ratio of Net Investment Loss to Average Net
  Assets....................................     (.41%)        (1.22%)         (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $93,135,919, the aggregate gross unrealized appreciation is $4,423,564 and the aggregate gross unrealized depreciation is $7,953,468, resulting in net unrealized depreciation on long- and short-term investments of $3,529,904.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2001, the Fund's custody fee was reduced by $1,069 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................      0.75%
Next $500 million...........................................      0.70%
Over $1 billion.............................................      0.65%

    For the six months ended September 30, 2001, the Adviser voluntarily waived $40,114 of its investment advisory fees. This waiver is voluntary in nature and may be discontinued or modified at the Adviser's discretion.

    For the six months ended September 30, 2001, the Fund recognized expenses of approximately $400 representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $17,300 representing Van Kampen Investment Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $43,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $13,725 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $36,646,859, $41,315,542 and $15,493,603 for Classes A, B, and C, respectively. For the six months ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,317,710    $ 29,775,156
  Class B.................................................   2,593,095      32,983,514
  Class C.................................................     971,862      12,279,365
                                                            ----------    ------------
Total Sales...............................................   5,882,667    $ 75,038,035
                                                            ==========    ============
Repurchases:
  Class A.................................................    (552,959)   $ (6,976,068)
  Class B.................................................    (311,095)     (3,712,564)
  Class C.................................................    (205,847)     (2,468,031)
                                                            ----------    ------------
Total Repurchases.........................................  (1,069,901)   $(13,156,663)
                                                            ==========    ============

    At March 31, 2001, capital aggregated $13,847,771, $12,044,592 and
$5,682,269 for Class A, B, and C, respectively. For the March 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     958,637    $ 10,772,161
  Class B.................................................     903,961      10,174,080
  Class C.................................................     399,170       4,406,602
                                                            ----------    ------------
Total Sales...............................................   2,261,768    $ 25,352,843
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      27,017    $    284,756
  Class B.................................................      17,741         186,285
  Class C.................................................      11,037         115,995
                                                            ----------    ------------
Total Dividend Reinvestment...............................      55,795    $    587,036
                                                            ==========    ============
Repurchases:
  Class A.................................................    (133,096)   $ (1,448,451)
  Class B.................................................    (171,946)     (1,895,567)
  Class C.................................................     (69,393)       (761,876)
                                                            ----------    ------------
Total Repurchases.........................................    (374,435)   $ (4,105,894)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

    Class B Shares and any dividend reinvestment plan Class B Shares automatically convert to Class A Shares after the eighth year following the purchase. For the six months ended September 30, 2001 and the year ended March 31, 2001, no Class B Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                             ---------------------------
YEAR OF REDEMPTION                                           >CLASS B            CLASS C
First......................................................   5.00%               1.00%
Second.....................................................   4.00%                None
Third......................................................   3.00%                None
Fourth.....................................................   2.50%                None
Fifth......................................................   1.50%                None
Sixth and Thereafter.......................................    None                None

    For the six months ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $54,500 and CDSC on redeemed shares of approximately $32,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $56,366,134 and $2,953,946, respectively.

5 DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such class of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

in these fees for the six months ended September 30, 2001 are payments retained by Van Kampen of approximately $114,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $7,100.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
78, 178, 278                                                   Member NASD/SIPC.
SCV SAR 11/01                                                   4531K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       5
                          TOP FIVE INDUSTRIES       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      22

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      28
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -0.4

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -22.05%         -22.34%    -22.34%
------------------------------------------------------------------------------
Six-month total return(2)               -26.51%         -26.22%    -23.12%
------------------------------------------------------------------------------
One-year total return(2)                -59.51%         -59.47%    -57.76%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -49.38%         -49.00%    -47.33%
------------------------------------------------------------------------------
Commencement date                      06/26/00        06/26/00   06/26/00
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2001)


1.   TENET HEALTHCARE            4.1%
     Owns and operates hospitals in the
     United States and Spain.

2.   FREDDIE MAC (FORMERLY
     FEDERAL HOME LOAN
     MORTGAGE)                   3.9%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

3.   FIFTH THIRD BANCORP         3.7%
     Provides financial services to
     consumers and businesses throughout
     the United States.

4.   CONCORD EFS                 3.7%
     Manufactures credit-card processing
     equipment and automatic teller
     machines.

5.   UNITEDHEALTH GROUP          3.7%
     Offers health-care plans and services
     throughout the United States.

6.   BAXTER INTERNATIONAL        3.6%
     Manufactures various products and
     systems for the international health
     care industry.

7.   CARDINAL HEALTH             3.3%
     Provides products and services to
     health-care suppliers and
     manufacturers.

8.   JOHNSON & JOHNSON           3.3%
     Manufactures health care products,
     including Band-Aid, Tylenol and
     Motrin brands.

9.   USA EDUCATION               3.3%
     Provides loans and financial services
     to students in the United States.

10.  AMGEN                       3.2%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                   MARCH 31, 2001
                                                                     ------------------                   --------------
Health Care Equipment                                                       7.70                               6.50
Diversified Financial Services                                              7.20                              10.50
Pharmaceuticals                                                             7.00                               1.20
Banks                                                                       6.60                               3.70
Biotechnology                                                               6.00                               2.20


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SELECT GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGER GARY LEWIS, WHO HAS MANAGED THE FUND SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979, AND SENIOR PORTFOLIO MANAGER JANET LUBY, WHO HAS ALSO MANAGED THE FUND SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1989. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET CONDITIONS DURING THE PERIOD?

A   Stock investors have been operating
in what can only be described as a completely trendless environment. Without solid fundamentals or a visibly improving macroeconomic environment, the tremendous uncertainty among companies and investors alike made for a very volatile and rotational market. Throughout the period, the market's best-performing sectors one month often showed up among the worst-performing sectors in the next month.

    Against this backdrop, stocks traded on rumors or news rather than visible fundamentals. Rumors have a much bigger impact in this environment because information flow has become more limited. The advent of Regulation Fair Disclosure, enacted by the Securities and Exchange Commission in late 2000, placed significant restrictions on the ability of companies to disseminate news and information to the investing community. In addition, companies themselves lacked visibility on future prospects as their own uncertainties were compounded by fears of a U.S.-led global recession.

    Investors generally appeared to have very little conviction surrounding the growth prospects of traditional growth stocks. This lack of confidence was particularly evident during the second quarter 2001 earnings season. Many companies struggled to meet existing earnings expectations and warned of future slowdowns in earnings. In some cases, CEOs chose not to comment at all on the future prospects of their companies, due to an almost complete lack of visibility.

    The terrorist attacks of September 11 provided investors and economists with heightened concerns with regard to a potential recession and global political unrest. Consumer confidence, which had been relatively strong through most of the period, began to show signs of deterioration just prior to the attacks. The stock market plunged when trading resumed on September 17, but stabilized somewhat by the end of September as the government and the Federal Reserve Board made clear their intentions to provide generous fiscal and monetary stimuli.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   The Van Kampen Select Growth
Fund returned -22.05 percent during the six months ended September 30, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Standard & Poor's 500 Index returned -9.68 percent and the Russell 1000(R) Growth Index, which more closely resembles the fund, returned -12.63 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT WAS YOUR STRATEGY
    IN MANAGING THE FUND DURING THE PERIOD?

A   Our investment discipline
continued throughout the period--we seek stocks with rising earnings expectations or rising valuations. This strategy is designed to exploit leadership trends, and historically has been effective over time and throughout various market conditions. However, in this highly rotational, trendless, and economically uncertain environment, we have faced an uphill course, and few stocks exhibited the characteristics we seek. We have addressed the market's challenges in several ways. In some cases, we focused on companies whose earnings revisions have stopped declining and are recovering. We also considered companies whose valuations were declining the least, potentially indicating a bottom in fundamentals.

    In addition, we have been trading more actively. In this rapidly rotating environment, rising stocks have been unable to hold onto their gains for long. Therefore, as investors rotate out of one group of stocks and into another, we have trimmed or sold holdings to try to lock in gains those holdings might have achieved.

    In addition, although the fund remains nondiversified, we expanded the number of securities from 35 to 45, as have many of our peer funds. This helped to reduce some of the fund's volatility. We will readdress the number of holdings as the market stabilizes and a decisive direction materializes. Furthermore, we have generally avoided taking large positions in any one particular sector. Given the continued lack of any discernible trends, our goal has been for the fund to own what we believe to be the best stocks in each group until some sort of leadership trend emerges.

Q   YOU NOTED THAT YOU SEEK STOCKS
    WITH RISING EARNINGS EXPECTATIONS OR RISING VALUATIONS. HOW DID STOCKS WITH THESE CHARACTERISTICS FARE DURING THE PERIOD?

A   Stocks that exhibited our
investment criteria did not perform well. In fact, the stocks with the highest positive earnings revision trends were among the worst performing stocks during this period. We base our investment decisions on fundamentals, but few investors have taken that approach in the current climate. Trying to anticipate a bottom, investors rapidly rotated among sectors. In contrast, rather than try to haphazardly guess, we look for evidence of a bottom in the stocks' fundamentals.

    One of the few areas to meet our rising earning expectations or rising valuations investment criteria on a generally consistent basis was the health care sector, which was the fund's one sector of emphasis relative to the market. Notably, six of the top ten contributors to the fund's six-month performance were health care stocks.

    Hospital and health care services stocks, such as Tenet Healthcare, Cardinal Health, and UnitedHealth Group have continued to deliver solid results in what has been a difficult environment for most industries. These health care industries are benefiting from very solid and improving fundamentals, driven by a relatively benign and improving political situation around reimbursement, pricing power, and a powerful demographic trend as the aging population consumes more and more health care.

    The fund has also benefited from its holdings in medical technology stocks. Demand for hip and knee replacement is not dependent on the economy. Medical technology stocks have benefited from the "graying of America," a scarcity of competition, and breakthroughs in technology. The fund's positions in Biomet, Johnson & Johnson, and Baxter were strong performers.

    Outside of health care, some of the fund's financial holdings added to performance. Within financials, we focused more on lenders and de-emphasized consumer credit-related names due to economic concerns. USA Education, which specializes in student loans, was a significant contributor. Washington Mutual and Fifth Third Bancorp were also solid investments over the period; these companies benefited from interest-rate cuts, which drove loan volumes.

    Of course, not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHICH STOCKS DISAPPOINTED?

A   Technology stocks were the most
profound drag on the fund's performance. Software stocks were hit the hardest, particularly after the September 11 attacks. Many software companies do the bulk of their business in the third month of any given quarter, which in the third quarter of 2001 would have been September. Not only did the attacks disrupt business during the month, but the attacks also increased the perception among investors that recession was imminent (and that capital spending would be re-examined). This new-found uncertainty as to the software companies' prospects for growth added downward pressure to an area already in decline. The fund's holdings in Peoplesoft, Veritas, and Verisign were among the detractors.

    Semiconductor stocks such as Novellus and NVIDIA also suffered. Prior to the attacks, we had begun to see a sequential change in orders and billings, which led to a slight uptick for some semiconductor companies. However, after the attack, these companies came under renewed and sustained pressure as investors re-evaluated their timelines for a recovery in the industry and the technology sector as a whole.

    Energy was another significant detractor from performance. At the beginning of the period, the fund was heavily invested in energy stocks, including several independent power producers and natural gas-related companies. We had success with the fund's holdings in the first quarter of 2001, and we had been finding stocks that fit our buy criteria. At the time, commodity prices were rising, demand appeared to outpace supply, and the sector faced what we considered to be a fairly benign political landscape.

    However, in May and June, the previously favorable backdrop shifted significantly. Commodity prices began falling. Inventories increased, which unraveled perceptions of demand outstripping supply. The political situation surrounding utilities deregulation in California rose to a fever pitch. As a result, these companies were perceived to have real constraints placed on their current growth, future growth prospects, and ability to price their products going forward. The fund's holdings in BJ Services,

Weatherford International, and Calpine suffered tremendous valuation compression even as their earnings expectations continued to rise.

Q   WHAT IS YOUR OUTLOOK?

A   The period was one of the most
frustrating and disappointing we have experienced, and we appreciate shareholders' patience. We do not believe that it is prudent or appropriate to stray from our investment style simply to follow what is popular in the short term. Consequently, we remain focused on what we believe to be the best stocks in each sector, as determined by our established investment discipline.

    Longer term, we remain cautiously optimistic. Given a generous fiscal stimulus and an accommodative Fed, we believe the economic environment may provide a robust backdrop for stock investing. We also believe that the market is closer to a bottom than not, and as a result, we believe that a V-shaped recovery may be possible. (A V-shaped recovery refers to a decline followed by a sharp upturn.) As painful as the stock market has been recently, we believe that the environment may be on the cusp of notable improvement, particularly if the global political stage becomes more settled.

    No one can say with certainty if or how soon a recovery could occur, but we are long-term investors and encourage shareholders to also keep a long term perspective. We are confident in our investment strategy and believe that discipline is the best way to achieve results over time.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.9%
AEROSPACE & DEFENSE  2.1%
Lockheed Martin Corp. ......................................  250,000   $ 10,937,500
                                                                        ------------
APPLICATION SOFTWARE  3.1%
Electronic Arts, Inc. (a)...................................  100,000      4,567,000
PeopleSoft, Inc. (a)........................................  225,000      4,059,000
VeriSign, Inc. (a)..........................................  175,000      7,332,500
                                                                        ------------
                                                                          15,958,500
                                                                        ------------
BANKS  6.3%
Fifth Third Bancorp.........................................  300,000     18,444,000
Washington Mutual, Inc. ....................................  375,000     14,430,000
                                                                        ------------
                                                                          32,874,000
                                                                        ------------
BIOTECHNOLOGY  5.7%
Amgen, Inc. (a).............................................  275,000     16,161,750
Genzyme Corp. (a)...........................................  300,000     13,626,000
                                                                        ------------
                                                                          29,787,750
                                                                        ------------
COMPUTERS & ELECTRONIC RETAIL  2.2%
Best Buy Co., Inc. (a)......................................  250,000     11,362,500
                                                                        ------------

CONSUMER FINANCE  1.1%
Household International, Inc. ..............................  100,000      5,638,000
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  5.5%
Concord EFS, Inc. (a).......................................  375,000     18,356,250
H&R Block, Inc. ............................................  275,000     10,604,000
                                                                        ------------
                                                                          28,960,250
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  6.9%
Freddie Mac.................................................  300,000     19,500,000
USA Education, Inc. ........................................  200,000     16,582,000
                                                                        ------------
                                                                          36,082,000
                                                                        ------------
ENVIRONMENTAL SERVICES  1.3%
Waste Management, Inc. .....................................  250,000      6,685,000
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GENERAL MERCHANDISE STORES  0.9%
Wal-Mart Stores, Inc. ......................................  100,000   $  4,950,000
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  5.2%
AmerisourceBergen Corp. (a).................................  150,000     10,642,500
Cardinal Health, Inc. ......................................  225,000     16,638,750
                                                                        ------------
                                                                          27,281,250
                                                                        ------------
HEALTH CARE EQUIPMENT  7.4%
Baxter International, Inc. .................................  325,000     17,891,250
Biomet, Inc. ...............................................  350,000     10,237,500
St. Jude Medical, Inc. (a)..................................  150,000     10,267,500
                                                                        ------------
                                                                          38,396,250
                                                                        ------------
HEALTH CARE FACILITIES  3.9%
Tenet Healthcare Corp. (a)..................................  340,000     20,281,000
                                                                        ------------

HEALTH CARE SUPPLIES  1.6%
Allergan, Inc. .............................................  125,000      8,287,500
                                                                        ------------

HOME IMPROVEMENT RETAIL  1.8%
Lowe's Cos., Inc. ..........................................  300,000      9,495,000
                                                                        ------------

HOUSEHOLD PRODUCTS  2.1%
Procter & Gamble Co. .......................................  150,000     10,918,500
                                                                        ------------

INDUSTRIAL CONGLOMERATES  2.6%
Tyco Intl., Ltd. (Bermuda)..................................  300,000     13,650,000
                                                                        ------------

INTEGRATED OIL & GAS  3.0%
Exxon Mobil Corp. ..........................................  400,000     15,760,000
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  1.6%
SBC Communications, Inc. ...................................  175,000      8,246,000
                                                                        ------------

INTERNET RETAIL  2.0%
eBay, Inc. (a)..............................................  225,000     10,293,750
                                                                        ------------

MANAGED HEALTH CARE  3.5%
UnitedHealth Group, Inc. ...................................  275,000     18,287,500
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
MULTI-LINE INSURANCE  1.5%
American International Group, Inc. .........................  100,000   $  7,800,000
                                                                        ------------

NETWORKING EQUIPMENT  1.3%
Cisco Systems, Inc. (a).....................................  550,000      6,699,000
                                                                        ------------

PHARMACEUTICALS  6.7%
Johnson & Johnson...........................................  300,000     16,620,000
King Pharmaceuticals, Inc. (a)..............................  260,000     10,907,000
Teva Pharmaceutical Industries Ltd.--ADR (Israel)...........  125,000      7,556,250
                                                                        ------------
                                                                          35,083,250
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  1.4%
Novellus Systems, Inc. (a)..................................  250,000      7,140,000
                                                                        ------------

SEMICONDUCTORS  3.9%
Intel Corp. ................................................  300,000      6,132,000
Linear Technology Corp. ....................................  125,000      4,100,000
NVIDIA Corp. (a)............................................  375,000     10,301,250
                                                                        ------------
                                                                          20,533,250
                                                                        ------------
SOFT DRINKS  2.1%
PepsiCo, Inc. ..............................................  225,000     10,912,500
                                                                        ------------

SPECIALTY STORES  1.1%
Bed Bath & Beyond, Inc. (a).................................  225,000      5,728,500
                                                                        ------------

SYSTEMS SOFTWARE  2.0%
Microsoft Corp. (a).........................................  200,000     10,234,000
                                                                        ------------

TELECOMMUNICATIONS EQUIPMENT  3.0%
QUALCOMM, Inc. (a)..........................................  325,000     15,450,500
                                                                        ------------

TOBACCO  1.8%
Philip Morris Cos., Inc. ...................................  200,000      9,658,000
                                                                        ------------

WIRELESS TELECOMMUNICATION SERVICES  1.3%
Sprint Corp.-PCS Group (a)..................................  250,000      6,572,500
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  95.9%
(Cost $521,505,824)..................................................    499,943,750
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
REPURCHASE AGREEMENT  2.2%
State Street Bank & Trust Co. ($11,604,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/28/01, to be sold on 10/01/01 at $11,606,998)
  (Cost $11,604,000).................................................   $ 11,604,000
                                                                        ------------

TOTAL INVESTMENTS  98.1%
  (Cost $533,109,824)................................................    511,547,750
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%..........................     10,074,523
                                                                        ------------

NET ASSETS  100.0%...................................................   $521,622,273
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $533,109,824).......................  $  511,547,750
Cash........................................................             119
Receivables:
  Investments Sold..........................................      54,758,026
  Fund Shares Sold..........................................         627,028
  Dividends.................................................         128,000
  Interest..................................................           2,998
Other.......................................................          12,657
                                                              --------------
    Total Assets............................................     567,076,578
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      42,406,010
  Fund Shares Repurchased...................................       1,342,395
  Distributor and Affiliates................................         833,024
  Investment Advisory Fee...................................         335,156
Accrued Expenses............................................         518,304
Trustees' Deferred Compensation and Retirement Plans........          19,416
                                                              --------------
    Total Liabilities.......................................      45,454,305
                                                              --------------
NET ASSETS..................................................  $  521,622,273
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,272,012,287
Accumulated Net Investment Loss.............................      (5,027,054)
Net Unrealized Depreciation.................................     (21,562,074)
Accumulated Net Realized Loss...............................    (723,800,886)
                                                              --------------
NET ASSETS..................................................  $  521,622,273
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $97,529,706 and 21,759,529
    shares of beneficial interest issued and outstanding)...  $         4.48
    Maximum sales charge (5.75%* of offering price).........             .27
                                                              --------------
    Maximum offering price to public........................  $         4.75
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $340,331,834 and 76,635,141 shares of
    beneficial interest issued and outstanding).............  $         4.44
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $83,760,733 and 18,856,866 shares of
    beneficial interest issued and outstanding).............  $         4.44
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,330)......  $   1,564,230
Interest....................................................        721,681
                                                              -------------
    Total Income............................................      2,285,911
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $161,172, $2,229,387 and $564,780,
  respectively).............................................      2,955,339
Investment Advisory Fee.....................................      2,541,927
Shareholder Services........................................      1,329,894
Legal.......................................................         44,839
Custody.....................................................         31,380
Trustees' Fees and Related Expenses.........................         11,367
Other.......................................................        387,034
                                                              -------------
    Total Expenses..........................................      7,301,780
    Less Credits Earned on Cash Balances....................             51
                                                              -------------
    Net Expenses............................................      7,301,729
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (5,015,818)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(177,006,067)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (45,317,029)
  End of the Period.........................................    (21,562,074)
                                                              -------------
Net Unrealized Appreciation During the Period...............     23,754,955
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(153,251,112)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(158,266,930)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended September 30, 2001 and the Period June 26, 2000 (Commencement of Investment Operations) through March 31, 2001 (Unaudited)

                                                                        JUNE 26, 2000
                                                                       (COMMENCEMENT OF
                                                                          INVESTMENT
                                                  SIX MONTHS ENDED      OPERATIONS) TO
                                                 SEPTEMBER 30, 2001     MARCH 31, 2001
                                                 --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.............................   $  (5,015,818)       $  (11,723,744)
Net Realized Loss...............................    (177,006,067)         (546,794,819)
Net Unrealized Appreciation/Depreciation During
  the Period....................................      23,754,955           (45,317,029)
                                                   -------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................    (158,266,930)         (603,835,592)
                                                   -------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      36,104,316         1,597,963,837
Cost of Shares Repurchased......................    (127,887,092)         (222,456,266)
                                                   -------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     (91,782,776)        1,375,507,571
                                                   -------------        --------------
TOTAL INCREASE/DECREASE IN NET ASSETS...........    (250,049,706)          771,671,979
NET ASSETS:
Beginning of the Period.........................     771,671,979                   -0-
                                                   -------------        --------------
End of the Period (Including accumulated net
  investment loss of $5,027,054 and $11,236,
  respectively).................................   $ 521,622,273        $  771,671,979
                                                   =============        ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JUNE 26, 2000
                                                         SIX MONTHS      (COMMENCEMENT
                                                            ENDED        OF INVESTMENT
CLASS A SHARES                                          SEPTEMBER 30,    OPERATIONS) TO
                                                            2001         MARCH 31, 2001
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $  5.76          $ 10.00
                                                           -------          -------
  Net Investment Loss..................................       (.01)            (.05)
  Net Realized and Unrealized Gain/Loss................      (1.27)           (4.19)
                                                           -------          -------
Total from Investment Operations.......................      (1.28)           (4.24)
                                                           -------          -------
NET ASSET VALUE, END OF THE PERIOD.....................    $  4.48          $  5.76
                                                           =======          =======

Total Return (a).......................................    -22.05%*         -42.40%*
Net Assets at End of the Period (In millions)..........    $  97.5          $ 157.3
Ratio of Expenses to Average Net Assets................      1.50%            1.42%
Ratio of Net Investment Loss to Average Net Assets.....      (.84%)           (.80%)
Portfolio Turnover.....................................       205%*            266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, the total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JUNE 26, 2000
                                                         SIX MONTHS      (COMMENCEMENT
                                                            ENDED        OF INVESTMENT
CLASS B SHARES                                          SEPTEMBER 30,    OPERATIONS) TO
                                                            2001         MARCH 31, 2001
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $  5.73          $ 10.00
                                                           -------          -------
  Net Investment Loss..................................       (.05)            (.10)
  Net Realized and Unrealized Loss.....................      (1.24)           (4.17)
                                                           -------          -------
Total from Investment Operations.......................      (1.29)           (4.27)
                                                           -------          -------
NET ASSET VALUE, END OF THE PERIOD.....................    $  4.44          $  5.73
                                                           =======          =======

Total Return (a).......................................    -22.34%*         -42.70%*
Net Assets at End of the Period (In millions)..........    $ 340.3          $ 488.8
Ratio of Expenses to Average Net Assets................      2.25%            2.17%
Ratio of Net Investment Loss to Average Net Assets.....     (1.59%)          (1.55%)
Portfolio Turnover.....................................       205%*            266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, the total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JUNE 26, 2000
                                                         SIX MONTHS      (COMMENCEMENT
                                                            ENDED        OF INVESTMENT
CLASS C SHARES                                          SEPTEMBER 30,    OPERATIONS) TO
                                                            2001         MARCH 31, 2001
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $  5.73          $ 10.00
                                                           -------          -------
  Net Investment Loss..................................       (.05)            (.09)
  Net Realized and Unrealized Loss.....................      (1.24)           (4.18)
                                                           -------          -------
Total from Investment Operations.......................      (1.29)           (4.27)
                                                           -------          -------
NET ASSET VALUE, END OF THE PERIOD.....................    $  4.44          $  5.73
                                                           =======          =======

Total Return (a).......................................    -22.34%*         -42.70%*
Net Assets at End of the Period (In millions)..........    $  83.8          $ 125.6
Ratio of Expenses to Average Net Assets................      2.25%            2.17%
Ratio of Net Investment Loss to Average Net Assets.....     (1.59%)          (1.55%)
Portfolio Turnover.....................................       205%*            266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, the total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on June 26, 2000, with three classes of common shares:
Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $125,135,343 which expires on March 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes.

    At September 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $533,109,824, the aggregate gross unrealized appreciation is $23,026,691 and the aggregate gross unrealized depreciation is $44,588,765, resulting in net unrealized depreciation on long- and short-term investments of $21,562,074.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2001, the Fund's custody fee was reduced by $51 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.75%
Next $500 million...........................................     0.70%
Over $1 billion.............................................     0.65%

    For the six months ended September 30, 2001, the Fund recognized expenses of approximately $16,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $52,800 representing Van Kampen Investments Inc's or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $1,209,000. All transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $12,657 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $250,770,208, $817,024,319 and
$204,217,760 for Classes A, B, and C, respectively. For the six months ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    2,625,020    $  14,620,182
  Class B...............................................    3,134,723       17,322,331
  Class C...............................................      773,839        4,161,803
                                                          -----------    -------------
Total Sales.............................................    6,533,582    $  36,104,316
                                                          ===========    =============
Repurchases:
  Class A...............................................   (8,177,306)   $ (44,629,486)
  Class B...............................................  (11,824,128)     (62,939,121)
  Class C...............................................   (3,842,313)     (20,318,485)
                                                          -----------    -------------
Total Repurchases.......................................  (23,843,747)   $(127,887,092)
                                                          ===========    =============

    At March 31, 2001, capital aggregated $280,779,512, $862,641,109 and
$220,374,442 for Classes A, B, and C, respectively. For the period ended March 31, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   38,045,070    $  366,818,026
  Class B.............................................   98,958,216       969,356,577
  Class C.............................................   27,274,194       261,789,234
                                                        -----------    --------------
Total Sales...........................................  164,277,480    $1,597,963,837
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (10,733,255)   $  (83,651,082)
  Class B.............................................  (13,633,670)      (99,297,006)
  Class C.............................................   (5,348,854)      (39,508,178)
                                                        -----------    --------------
Total Repurchases.....................................  (29,715,779)   $ (222,456,266)
                                                        ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2001 and the period ended March 31, 2001, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   5.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and Thereafter......................................    None               None

    For the six months ended September 30,2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $42,000 and CDSC on redeemed shares of approximately $1,251,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,316,851,272 and $1,411,798,631, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C shares; the provision of ongoing shareholder services with respect to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended September 30, 2001 are payments retained by Van Kampen of approximately $2,340,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $639,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
145, 345, 545                                                  Member NASD/SIPC.
SG SAR 11/01                                                    4507K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      26

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      32
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -0.4

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                             A SHARES        B SHARES   C SHARES   D SHARES
-------------------------------------------------------------------------------
Six-month total return
based on NAV(1)               -25.43%         -25.70%    -25.75%    -25.29%
-------------------------------------------------------------------------------
Six-month total return(2)     -29.71%         -29.41%    -26.42%    -25.29%
-------------------------------------------------------------------------------
One-year total return(2)      -62.48%         -62.13%    -60.82%        N/A
-------------------------------------------------------------------------------
Five-year average annual
total return(2)                 8.78%           9.00%      9.28%        N/A
-------------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)          9.38%           9.76%      9.82%    -58.77%
-------------------------------------------------------------------------------
Commencement date            05/29/96        05/29/96   05/29/96   10/17/00
-------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors through or in tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley Dean Witter & Co., Inc. ("Morgan Stanley") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees or service fees. This return represents cumulative total return from commencement of operations to 9/30/01.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2001)


1.   NASDAQ-100 INDEX TRACKING
     STOCK                       3.4%
     Tracks 100 of the largest and most-
     actively traded stocks on the Nasdaq
     Stock Market, including technology,
     health care and retail companies.

2.   USA EDUCATION               1.9%
     Provides loans and financial services
     to students in the United States.

3.   TENET HEALTHCARE            1.9%
     Owns and operates hospitals in the
     United States and Spain.

4.   H&R BLOCK                   1.8%
     Provides financial and tax-
     preparation services in the United
     States, Canada, Australia and the
     United Kingdom.

5.   MCKESSON HBOC               1.8%
     Distributes supplies and provides
     services to the health care industry.

6.   ST. JUDE MEDICAL            1.6%
     Develops and manufactures devices to
     treat cardiovascular disease.

7.   BAKER HUGHES                1.6%
     Provides products and services for
     the global petroleum market.

8.   UNITEDHEALTH GROUP          1.6%
     Offers health-care plans and services
     throughout the United States.


9.   GENZYME                     1.4%
     Develops products and provides
     services for the biotechnology and
     health-care industries.

10.  GILEAD SCIENCES             1.3%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                   MARCH 31, 2001
                                                                     ------------------                   --------------
Pharmaceuticals                                                             8.50                               8.80
Banks                                                                       6.30                               3.40
Health Care Facilities                                                      6.20                               7.00
Semiconductors                                                              5.50                               1.30
Health Care Equipment                                                       5.10                               2.40


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AGGRESSIVE GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2001. THE TEAM IS LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DUDLEY BRICKHOUSE. LEWIS HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. BRICKHOUSE HAS MANAGED THE FUND SINCE 1997 AND HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1990. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE PERIOD, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A   The stock market continued to be
volatile and trendless, driven by an uncertain economic outlook. While most economic indicators had turned negative, consumer confidence remained relatively robust until September. Data released just days prior to the terrorist attacks of September 11 revealed that consumer confidence finally had begun to deteriorate. Following the attacks, investor sentiment seemed to be that the aftershock of the attacks would likely put the economy into recession. The stock market sold off sharply as the market reopened on September 17, but was able to regain some ground by the end of the reporting period.

    Against this uncertain backdrop, investors continued to shun growth stocks. For the past 18 months, the stocks that comprise the fund's universe have endured a bear market longer in duration and more severe in its decline than any in growth-stock history. Furthermore, the fund's style of investing, which seeks rising earnings expectations and rising valuations, was particularly punished in these turbulent market conditions.

    The fund returned -25.43 percent for the six months ended September 30, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the fund's benchmark, the Russell 2500(R) Growth Index returned -11.57 percent for the same period. The Russell 2500(R) Growth Index is an unmanaged index generally representative of the U.S. market for small- to medium-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHY WAS THE FUND'S INVESTMENT
    STYLE OUT OF FAVOR?

A   As we mentioned, the basic two
ingredients to our stock selection strategy are rising earnings expectations and rising valuations. In this market, neither of these characteristics correlated to a rising stock price. Companies with the most positive earnings revisions actually performed the most poorly, while the companies with the most negative revisions performed the best. Some investors appeared to believe that a rising stock was one that was poised to fall. Rather than wait for a company to announce bad news, certain investors sold off the stock in order to move into an already beaten-down stock. Sentiment seemed to be that these beaten-down names might be more likely to bottom out or rise again because many investors believed the stocks had already borne the brunt of the bad news.

    Historically, in a rising market, our investment style has been useful in identifying leadership areas of the market and tracking trends. However, during the reporting period, no such trends existed. Keep in mind that past performance is no guarantee of future results.

Q   WITHOUT THESE TRENDS TO FOLLOW,
    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

A   Given the current market
conditions, we tried to select stocks that we believed best met our investment criteria and that represented a broad range of industries. In a declining market, few stocks exhibited rising earnings expectations and rising valuations.

    In terms of broad changes to the portfolio, we increased the fund's health care and technology weightings and decreased the energy and consumer cyclicals weightings. Health care was the only group to consistently meet our investment criteria. Health care has tended to be a fairly defensive group, which means that health care companies may be less economically sensitive than companies in other areas of the market. In technology, we increased the fund's weighting for two reasons: first, going into the period, technology stocks had been underrepresented in the portfolio. As we tried to diversify the fund's sector representations, we increased the fund's weighting in technology stocks. Second, we believed the Federal Reserve Board's aggressive interest-rate cuts could bolster the more cyclical areas of the economy, such as technology.

    Meanwhile, the energy stocks went from looking the best to the worst, according to our measures. Early in the period, energy companies had solid fundamental outlooks and positive estimate revisions. However, the fundamentals completely unraveled in May and June. Natural gas and crude oil supply increased sharply, while demand fell. We took the fund's weighting down from 19 percent at the beginning of the period to 3 percent at the close of the period.

    We slightly reduced the fund's consumer cyclical weighting. Consumers had continued to spend for most of the period, but increasing layoffs, rising unemployment, and the attacks on September 11 took a toll on consumer confidence.

Q   WHICH STOCKS PERFORMED WELL?

A   The fund's top performing
stocks included:

- Laboratory Corporation of America. This medical testing service benefited from industry consolidation and more favorable pricing.

- Tenet Healthcare. Tenet is a hospital management company that was boosted by higher utilization rates and better reimbursement rates from Medicare, Medicaid, and the managed care companies.

- Americredit. Lower interest rates helped this consumer finance company.

- USA Education. The student loan company performed well because of lower interest rates and policymakers' renewed attention to education.

- Check Point Software. This company develops network security software, and its stock rose because of recent publicity on Internet viruses and the increased emphasis on protecting computer systems from hackers.

    Keep in mind that not all of the stocks in the fund performed as favorably, nor is there any guarantee these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS HURT
    FUND PERFORMANCE?

A   The largest detractors from fund
performance were energy and technology stocks. In energy, oil services stocks BJ Services, Weatherford International, Smith International, and Cooper Cameron were a drag on performance. As we mentioned earlier, rising inventory levels and declining commodity prices hurt energy companies' profit margins.

    In technology, a drop in demand for semiconductors hurt companies such as Altera, Integrated Device Technologies, and RF Microdevices, as well as semiconductor capital equipment maker KLA Tencor. These companies were forced to write-off inventory and cancel orders. Software company BEA Systems had strong fundamentals, in our opinion, but the stock's high price-to-earnings multiple did not sit well with growth-shy investors.

Q   WHAT IS YOUR OUTLOOK?

A   Our biggest concern now is one
that is beyond our control--the potential for another terrorist attack. We believe another attack could be devastating to the financial markets. However, we will seek to take advantage of a recovery, should a recovery occur.

    We are more optimistic than we have been in some time for several reasons. The Fed and the government have been aggressive with monetary and fiscal stimuli. We are hopeful that these measures will reach the consumer. We have already seen mortgage rates fall, and the subsequent refinancing boom is likely to help consumers keep more money in their pockets going forward. Also, at some point, corporations will have to spend again. Corporations can only cut back so far and will eventually need to purchase the basics to run their businesses. Finally, we believe the market is undervalued, which means the excesses of the bull market should be finally washed out of the market.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  96.0%
AEROSPACE & DEFENSE  2.0%
Alliant Techsystems, Inc. (a).............................     100,000   $    8,560,000
General Dynamics Corp. ...................................     100,000        8,832,000
Lockheed Martin Corp. ....................................     200,000        8,750,000
                                                                         --------------
                                                                             26,142,000
                                                                         --------------
AIRLINES  0.3%
Skywest, Inc. ............................................     200,000        3,344,000
                                                                         --------------

ALTERNATIVE CARRIERS  0.3%
Triton PCS Hldgs, Inc. (a)................................     100,000        3,800,000
                                                                         --------------

APPAREL RETAIL  0.7%
TJX Cos., Inc. ...........................................     300,000        9,870,000
                                                                         --------------

APPLICATION SOFTWARE  2.5%
Autodesk, Inc. ...........................................     200,000        6,412,000
Cadence Design Systems, Inc. (a)..........................     500,000        8,325,000
Electronic Arts, Inc. (a).................................     200,000        9,134,000
Peregrine Systems, Inc. (a)...............................     400,000        5,052,000
Reynolds & Reynolds Co. ..................................     200,000        4,660,000
                                                                         --------------
                                                                             33,583,000
                                                                         --------------
AUTO PARTS & EQUIPMENT  0.9%
AutoZone, Inc. (a)........................................     100,000        5,186,000
Johnson Controls, Inc. ...................................     100,000        6,524,000
                                                                         --------------
                                                                             11,710,000
                                                                         --------------
BANKS  6.1%
Astoria Financial Corp. ..................................     200,000       11,852,000
Dime Bancorp, Inc. .......................................     300,000       11,796,000
Doral Financial Corp. ....................................     200,000        7,760,000
First Tennessee Natl Corp. ...............................     200,000        7,400,000
Greenpoint Financial Corp. ...............................     300,000       10,530,000
North Fork Bancorporation.................................     400,000       11,896,000
SouthTrust Corp. .........................................     400,000       10,188,000
TCF Financial Corp. ......................................     200,000        9,212,000
                                                                         --------------
                                                                             80,634,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
BIOTECHNOLOGY  4.4%
Apogent Technologies, Inc. (a)............................     200,000   $    4,780,000
Chiron Corp. (a)..........................................     200,000        8,874,000
Genzyme Corp. (a).........................................     400,000       18,168,000
Gilead Sciences, Inc. (a).................................     300,000       16,851,000
IDEC Pharmaceuticals Corp. (a)............................     200,000        9,914,000
                                                                         --------------
                                                                             58,587,000
                                                                         --------------
COMMERCIAL PRINTING  0.2%
Valassis Communications, Inc. (a).........................     100,000        3,191,000
                                                                         --------------

COMPUTERS & ELECTRONIC RETAIL  0.7%
Best Buy Co., Inc. (a)....................................     200,000        9,090,000
                                                                         --------------

CONSUMER FINANCE  3.7%
Dun & Bradstreet Corp. (a)................................     200,000        5,600,000
Nasdaq-100 Index Tracking Stock (a).......................   1,500,000       43,470,000
                                                                         --------------
                                                                             49,070,000
                                                                         --------------
DATA PROCESSING SERVICES  0.8%
BISYS Group, Inc. (a).....................................     200,000       10,604,000
                                                                         --------------

DISTILLERS & VINTNERS  0.3%
Constellation Brands, Inc. (a)............................     100,000        4,166,000
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  3.6%
Apollo Group, Inc. (a)....................................     200,000        8,406,000
Concord EFS, Inc. (a).....................................     200,000        9,790,000
Equifax, Inc. ............................................     300,000        6,570,000
H&R Block, Inc. ..........................................     600,000       23,136,000
                                                                         --------------
                                                                             47,902,000
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  3.8%
John Nuveen Co. ..........................................     150,000        6,634,500
Moodys Corp. .............................................     200,000        7,400,000
SEI Investments...........................................     200,000        6,400,000
USA Education, Inc. ......................................     300,000       24,873,000
Waddell & Reed Financial, Inc. ...........................     200,000        5,200,000
                                                                         --------------
                                                                             50,507,500
                                                                         --------------
ELECTRIC UTILITIES  1.1%
FirstEnergy Corp. ........................................     200,000        7,190,000
Orion Pwr Hldgs, Inc. (a).................................     300,000        7,650,000
                                                                         --------------
                                                                             14,840,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
ELECTRICAL COMPONENTS & EQUIPMENT  0.8%
Microsemi Corp. (a).......................................     200,000   $    5,210,000
Plexus Corp. (a)..........................................     200,000        4,716,000
                                                                         --------------
                                                                              9,926,000
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  3.4%
Intersil Corp. (a)........................................     300,000        8,376,000
Mettler Toledo Intl, Inc. (a).............................     100,000        4,214,000
Semtech Corp. (a).........................................     500,000       14,190,000
Tech Data Corp. (a).......................................     300,000       11,370,000
Waters Corp. (a)..........................................     200,000        7,201,280
                                                                         --------------
                                                                             45,351,280
                                                                         --------------
FOOD RETAIL  0.5%
Whole Foods Market, Inc. (a)..............................     200,000        6,282,000
                                                                         --------------

FOOTWEAR  0.7%
Nike, Inc. ...............................................     200,000        9,362,000
                                                                         --------------

FOREST PRODUCTS  0.5%
Georgia Pacific Corp.--Timber Group.......................     200,000        7,244,000
                                                                         --------------

GENERAL MERCHANDISE STORES  0.8%
BJ's Wholesale Club, Inc. (a).............................     100,000        4,761,000
Ross Stores, Inc. ........................................     200,000        5,850,000
                                                                         --------------
                                                                             10,611,000
                                                                         --------------
HEALTH CARE DISTRIBUTORS & SERVICES  4.0%
AmerisourceBergen Corp. (a)...............................     200,000       14,190,000
Express Scripts, Inc. (a).................................     100,000        5,585,020
Henry Schein, Inc. (a)....................................     100,000        3,860,000
McKesson Corp. ...........................................     600,000       22,674,000
Patterson Dental Co. (a)..................................     200,000        7,372,000
                                                                         --------------
                                                                             53,681,020
                                                                         --------------
HEALTH CARE EQUIPMENT  4.9%
Beckman Coulter, Inc. ....................................     200,000        8,850,000
Boston Scientific Corp. (a)...............................     400,000        8,200,000
Cytyc Corp. (a)...........................................     400,000       10,724,000
Diagnostic Products Corp. ................................     100,000        4,222,000
Guidant Corp. (a).........................................     200,000        7,700,000
Hillenbrand Industries, Inc. .............................     100,000        5,397,000
St. Jude Medical, Inc. (a)................................     300,000       20,535,000
                                                                         --------------
                                                                             65,628,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE FACILITIES  5.9%
HCA, Inc. ................................................     200,000   $    8,862,000
Health Management Associates, Inc. (a)....................     400,000        8,304,000
Healthsouth Corp. (a).....................................     800,000       13,008,000
Laboratory Corporation of America Holdings (a)............     100,000        8,085,000
LifePoint Hospitals, Inc. (a).............................     100,000        4,400,000
Quest Diagnostics, Inc. (a)...............................     200,000       12,340,000
Tenet Healthcare Corp. (a)................................     400,000       23,860,000
                                                                         --------------
                                                                             78,859,000
                                                                         --------------
HEALTH CARE SUPPLIES  0.3%
Steris Corp. (a)..........................................     200,000        3,932,000
                                                                         --------------

HOME FURNISHINGS  0.6%
Mohawk Industries, Inc. (a)...............................     200,000        7,350,000
                                                                         --------------

HOUSEHOLD PRODUCTS  0.4%
Church & Dwight, Inc. ....................................     100,000        2,585,000
The Dial Corp. ...........................................     200,000        3,310,000
                                                                         --------------
                                                                              5,895,000
                                                                         --------------
INSURANCE BROKERS  0.5%
Arthur J. Gallagher & Co. ................................     200,000        6,770,000
                                                                         --------------

INTERNET RETAIL  0.8%
eBay, Inc. (a)............................................     200,000        9,150,000
Ticketmaster (a)..........................................     200,000        2,070,000
                                                                         --------------
                                                                             11,220,000
                                                                         --------------
INTERNET SOFTWARE & SERVICES  0.5%
Earthlink, Inc. (a).......................................     400,000        6,092,000
                                                                         --------------

IT CONSULTING & SERVICES  2.3%
Affiliated Computer Services, Inc. (a)....................     200,000       16,282,000
Investment Technology Group...............................     100,000        5,549,000
Sungard Data Systems, Inc. (a)............................     400,000        9,348,000
                                                                         --------------
                                                                             31,179,000
                                                                         --------------
LEISURE FACILITIES  0.3%
International Speedway Corp. .............................     100,000        3,483,000
                                                                         --------------

MANAGED HEALTH CARE  4.6%
Caremark Rx, Inc. (a).....................................     600,000       10,008,000
First Health Group Corp. (a)..............................     400,000       11,752,000
Pediatrix Medical Group, Inc. (a).........................     200,000        8,158,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MANAGED HEALTH CARE (CONTINUED)
UnitedHealth Group, Inc. .................................     300,000   $   19,950,000
Wellpoint Health Networks, Inc. (a).......................     100,000       10,915,000
                                                                         --------------
                                                                             60,783,000
                                                                         --------------
MEAT, POULTRY & FISH  0.3%
Smithfield Foods, Inc. (a)................................     200,000        4,210,000
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  3.4%
Baker Hughes, Inc. .......................................     700,000       20,265,000
BJ Services Co. (a).......................................     800,000       14,232,000
Weatherford International, Inc. (a).......................     400,000       10,204,000
                                                                         --------------
                                                                             44,701,000
                                                                         --------------
PACKAGED FOODS  0.7%
Hormel Foods Corp. .......................................     200,000        4,724,000
McCormick & Co., Inc. ....................................     100,000        4,580,000
                                                                         --------------
                                                                              9,304,000
                                                                         --------------
PERSONAL PRODUCTS  0.7%
Avon Products, Inc. ......................................     200,000        9,250,000
                                                                         --------------

PHARMACEUTICALS  8.1%
AdvancePCS (a)............................................     100,000        7,178,000
Andrx Group (a)...........................................     100,000        6,492,000
Barr Laboratories, Inc. (a)...............................     200,000       15,812,000
Biovail Corp. (Canada) (a)................................     200,000        9,280,000
Forest Laboratories, Inc. (a).............................     200,000       14,428,000
ICN Pharmaceuticals, Inc. ................................     300,000        7,905,000
Immunex Corp. (a).........................................     400,000        7,472,000
King Pharmaceuticals, Inc. (a)............................     400,000       16,780,000
Mylan Laboratories, Inc. .................................     200,000        6,524,000
SICOR, Inc. (a)...........................................     300,000        5,667,000
Taro Pharmaceuticals Industries Ltd.--ADR (Israel) (a)....     300,000       10,548,000
                                                                         --------------
                                                                            108,086,000
                                                                         --------------
PROPERTY & CASUALTY INSURANCE  0.8%
MBIA, Inc. ...............................................     200,000       10,000,000
                                                                         --------------

PUBLISHING & PRINTING  0.4%
Knight Ridder, Inc. ......................................     100,000        5,585,000
                                                                         --------------

RESTAURANTS  0.4%
Applebees International, Inc. ............................     200,000        5,900,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SEMICONDUCTOR EQUIPMENT  2.1%
Cabot Microelectronics Corp. (a)..........................     200,000   $    9,662,000
KLA-Tencor Corp. (a)......................................     400,000       12,632,000
Novellus Systems, Inc. (a)................................     200,000        5,712,000
                                                                         --------------
                                                                             28,006,000
                                                                         --------------
SEMICONDUCTORS  5.3%
Altera Corp. (a)..........................................     700,000       11,466,000
Genesis Microchip, Inc. (Canada) (a)......................     200,000        5,628,000
Microchip Technology, Inc. (a)............................     500,000       13,400,000
National Semiconductor Corp. (a)..........................     500,000       11,025,000
NVIDIA Corp. (a)..........................................     400,000       10,988,000
RF Micro Devices, Inc. (a)................................     500,000        8,300,000
TriQuint Semiconductor, Inc. (a)..........................     600,000        9,594,000
                                                                         --------------
                                                                             70,401,000
                                                                         --------------
SOFT DRINKS  1.0%
Pepsi Bottling Group, Inc. ...............................     300,000       13,821,000
                                                                         --------------

SPECIALTY CHEMICALS  1.7%
Cabot Corp. ..............................................     200,000        7,980,000
International Flavors & Fragrances, Inc. .................     200,000        5,538,000
Sigma-Aldrich Corp. ......................................     200,000        9,040,000
                                                                         --------------
                                                                             22,558,000
                                                                         --------------
SPECIALTY STORES  4.0%
Barnes & Noble, Inc. (a)..................................     200,000        7,220,000
Bed Bath & Beyond, Inc. (a)...............................     300,000        7,638,000
Blockbuster, Inc. ........................................     200,000        4,380,000
Borders Group, Inc. (a)...................................     300,000        5,745,000
Circuit City Stores, Inc.-CarMax Group (a)................     200,000        2,250,000
O'Reilly Automotive, Inc. (a).............................     200,000        5,730,000
Office Depot, Inc. (a)....................................     400,000        5,440,000
Sonic Automotive, Inc. (a)................................     200,000        2,720,000
Staples, Inc. (a).........................................     300,000        3,996,000
Venator Group, Inc. (a)...................................     500,000        7,625,000
                                                                         --------------
                                                                             52,744,000
                                                                         --------------
STEEL  0.7%
Cerner Corp. (a)..........................................     200,000        9,900,000
                                                                         --------------

SYSTEMS SOFTWARE  1.0%
Compuware Corp. (a).......................................     800,000        6,664,000
Network Associates, Inc. (a)..............................     500,000        6,445,000
                                                                         --------------
                                                                             13,109,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TELECOMMUNICATIONS EQUIPMENT  0.9%
Polycom, Inc. (a).........................................     500,000   $   12,185,000
                                                                         --------------

TRUCKING  0.4%
C H Robinson Worldwide, Inc. .............................     200,000        5,792,000
                                                                         --------------

WIRELESS TELECOMMUNICATION SERVICES  0.9%
Airgate PCS, Inc. (a).....................................     100,000        4,442,000
Sprint Corp.-PCS Group (a)................................     300,000        7,887,000
                                                                         --------------
                                                                             12,329,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  96.0%
  (Cost $1,368,245,121)...............................................    1,278,569,800

REPURCHASE AGREEMENT  3.0%
State Street Bank & Trust Co. ($39,995,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/28/01, to
  be sold on 10/01/01 at $40,005,332) (Cost $39,995,000)..............       39,995,000
                                                                         --------------

TOTAL INVESTMENTS  99.0%
  (Cost $1,408,240,121)...............................................    1,318,564,800
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...........................       12,956,756
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,331,521,556
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR-- American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $1,408,240,121).....................  $1,318,564,800
Receivables:
  Investments Sold..........................................      51,054,843
  Fund Shares Sold..........................................      16,468,001
  Dividends.................................................         394,750
  Interest..................................................          10,332
Other.......................................................          92,817
                                                              --------------
    Total Assets............................................   1,386,585,543
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      37,279,394
  Fund Shares Repurchased...................................      15,098,881
  Distributor and Affiliates................................       1,182,370
  Investment Advisory Fee...................................         819,354
  Custodian Bank............................................          28,092
Accrued Expenses............................................         547,903
Trustees' Deferred Compensation and Retirement Plans........         107,993
                                                              --------------
    Total Liabilities.......................................      55,063,987
                                                              --------------
NET ASSETS..................................................  $1,331,521,556
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,416,003,018
Accumulated Net Investment Loss.............................     (10,869,825)
Net Unrealized Depreciation.................................     (89,675,321)
Accumulated Net Realized Loss...............................    (983,936,316)
                                                              --------------
NET ASSETS..................................................  $1,331,521,556
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $654,487,413 and 55,639,981 shares of
    beneficial interest issued and outstanding).............  $        11.76
    Maximum sales charge (5.75%* of offering price).........             .72
                                                              --------------
    Maximum offering price to public........................  $        12.48
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $494,631,137 and 44,327,777 shares of
    beneficial interest issued and outstanding).............  $        11.16
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $116,461,819 and 10,403,747 shares of
    beneficial interest issued and outstanding).............  $        11.19
                                                              ==============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $65,941,187 and 5,595,025 shares of
    beneficial interest issued and outstanding).............  $        11.79
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,660)......    $   2,540,410
Interest....................................................        1,236,011
                                                                -------------
    Total Income............................................        3,776,421
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................        5,817,586
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C of $979,637, $3,201,797, $762,347,
  respectively).............................................        4,943,781
Shareholder Services........................................        2,887,518
Custody.....................................................           81,092
Legal.......................................................           75,192
Trustees' Fees and Related Expenses.........................           16,180
Amortization of Organizational Costs........................            3,457
Other.......................................................          714,671
                                                                -------------
    Total Expenses..........................................       14,539,477
    Less Credits Earned on Cash Balances....................           18,236
                                                                -------------
    Net Expenses............................................       14,521,241
                                                                -------------
NET INVESTMENT LOSS.........................................    $ (10,744,820)
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(442,160,649)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (80,577,022)
  End of the Period.........................................      (89,675,321)
                                                                -------------
Net Unrealized Depreciation During the Period...............       (9,098,299)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(451,258,948)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(462,003,768)
                                                                =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended September 30, 2001 and the Year Ended March 31, 2001 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                  SEPTEMBER 30, 2001    MARCH 31, 2001
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................   $  (10,744,820)     $   (25,145,843)
Net Realized Loss................................     (442,160,649)        (365,538,594)
Net Unrealized Depreciation During the Period....       (9,098,299)      (1,070,182,654)
                                                    --------------      ---------------
Change in Net Assets from Operations.............     (462,003,768)      (1,460,867,091)
                                                    --------------      ---------------

Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares.................................              -0-         (164,412,380)
  Class B Shares.................................              -0-         (148,576,837)
  Class C Shares.................................              -0-          (36,022,268)
  Class D Shares.................................              -0-          (20,116,940)
                                                    --------------      ---------------
Total Distributions..............................              -0-         (369,128,425)
                                                    --------------      ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (462,003,768)      (1,829,995,516)
                                                    --------------      ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      454,169,208        1,732,425,474
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................              -0-          317,375,117
Cost of Shares Repurchased.......................     (323,176,259)        (914,270,071)
                                                    --------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      130,992,949        1,135,530,520
                                                    --------------      ---------------
TOTAL DECREASE IN NET ASSETS.....................     (331,010,819)        (694,464,996)
NET ASSETS:
Beginning of the Period..........................    1,662,532,375        2,356,997,371
                                                    --------------      ---------------
End of the Period (Including accumulated net
  investment loss of $10,869,825 and $125,005,
  respectively)..................................   $1,331,521,556      $ 1,662,532,375
                                                    ==============      ===============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX                              NINE
                             MONTHS         YEAR ENDED         MONTHS      YEAR ENDED
                              ENDED          MARCH 31,         ENDED        JUNE 30,
CLASS A SHARES              SEPT. 30,   -------------------   MAR. 31,   ---------------
                            2001 (B)    2001 (B)   2000 (B)   1999 (B)    1998     1997
                            ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $ 15.77    $ 37.44    $ 17.14    $ 13.68    $ 9.95   $ 9.12
                             -------    -------    -------    -------    ------   ------
  Net Investment Loss.....      (.07)      (.21)      (.24)      (.13)     (.13)    (.07)
  Net Realized and
    Unrealized Gain/
    Loss..................     (3.94)    (17.03)     22.41       4.45      3.86      .90
                             -------    -------    -------    -------    ------   ------
Total from Investment
  Operations..............     (4.01)    (17.24)     22.17       4.32      3.73      .83
Less Distributions from
  and in Excess of Net
  Realized Gain...........       -0-       4.43       1.87        .86       -0-      -0-
                             -------    -------    -------    -------    ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $ 11.76    $ 15.77    $ 37.44    $ 17.14    $13.68   $ 9.95
                             =======    =======    =======    =======    ======   ======

Total Return* (a).........   -25.43%**  -49.31%    133.67%     33.72%**  37.49%    9.10%
Net Assets at End of the
  Period (In millions)....   $ 654.5    $ 778.1    $1,205.8   $ 242.6    $117.5   $ 84.0
Ratio of Expenses to
  Average Net Assets*.....     1.39%      1.19%      1.25%      1.56%     1.44%    1.30%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................     (.94%)     (.75%)     (.86%)    (1.22%)   (1.09%)   (.81%)
Portfolio Turnover........      175%**     270%       139%       126%**    185%     186%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......       N/A        N/A        N/A        N/A     1.61%    1.61%
Ratio of Net Investment
  Loss to Average Net
  Assets..................       N/A        N/A        N/A        N/A    (1.26%)  (1.12%)

 ** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX                              NINE
                             MONTHS         YEAR ENDED         MONTHS      YEAR ENDED
                              ENDED          MARCH 31,         ENDED        JUNE 30,
CLASS B SHARES              SEPT. 30,   -------------------   MAR. 31,   ---------------
                            2001 (B)    2001 (B)   2000 (B)   1999 (B)    1998     1997
                            ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $ 15.02    $ 36.24    $ 16.75    $ 13.46    $ 9.87   $ 9.11
                             -------    -------    -------    -------    ------   ------
  Net Investment Loss.....      (.12)      (.41)      (.43)      (.19)     (.20)    (.10)
  Net Realized and
    Unrealized
    Gain/Loss.............     (3.74)    (16.38)     21.79       4.34      3.79      .86
                             -------    -------    -------    -------    ------   ------
Total from Investment
  Operations..............     (3.86)    (16.79)     21.36       4.15      3.59      .76
Less Distributions from
  and in Excess of Net
  Realized Gain...........       -0-       4.43       1.87        .86       -0-      -0-
                             -------    -------    -------    -------    ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $ 11.16    $ 15.02    $ 36.24    $ 16.75    $13.46   $ 9.87
                             =======    =======    =======    =======    ======   ======

Total Return* (a).........   -25.70%**  -49.72%    131.91%     32.99%**  36.37%    8.34%
Net Assets at End of the
  Period (In millions)....   $ 494.6    $ 642.5    $ 948.5    $ 231.8    $148.4   $ 94.2
Ratio of Expenses to
  Average Net Assets*.....     2.15%      2.00%      2.00%      2.33%     2.20%    2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................    (1.69%)    (1.56%)    (1.61%)    (1.99%)   (1.85%)  (1.55%)
Portfolio Turnover........      175%**     270%       139%       126%**    185%     186%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......       N/A        N/A        N/A        N/A     2.37%    2.35%
Ratio of Net Investment
  Loss to Average Net
  Assets..................       N/A        N/A        N/A        N/A    (2.02%)  (1.86%)

 ** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX                              NINE
                             MONTHS         YEAR ENDED         MONTHS      YEAR ENDED
                              ENDED          MARCH 31,         ENDED        JUNE 30,
CLASS C SHARES              SEPT. 30,   -------------------   MAR. 31,   ---------------
                            2001 (B)    2001 (B)   2000 (B)   1999 (B)    1998     1997
                            ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $ 15.07    $ 36.33    $ 16.76    $ 13.47    $ 9.87   $ 9.11
                             -------    -------    -------    -------    ------   ------
  Net Investment Loss.....      (.12)      (.40)      (.45)      (.20)     (.20)    (.10)
  Net Realized and
    Unrealized Gain/
    Loss..................     (3.76)    (16.43)     21.89       4.35      3.80      .86
                             -------    -------    -------    -------    ------   ------
Total from Investment
  Operations..............     (3.88)    (16.83)     21.44       4.15      3.60      .76
Less Distributions from
  and in Excess of Net
  Realized Gain...........       -0-       4.43       1.87        .86       -0-      -0-
                             -------    -------    -------    -------    ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $ 11.19    $ 15.07    $ 36.33    $ 16.76    $13.47   $ 9.87
                             =======    =======    =======    =======    ======   ======

Total Return* (a).........   -25.75%**  -49.71%    132.31%     32.96%**  36.47%    8.34%
Net Assets at End of the
  Period (In millions)....   $ 116.5    $ 152.9    $ 202.7    $  27.4    $ 16.4   $ 10.8
Ratio of Expenses to
  Average Net Assets*.....     2.15%      2.00%      2.01%      2.33%     2.20%    2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................    (1.70%)    (1.56%)    (1.62%)    (1.98%)   (1.85%)  (1.54%)
Portfolio Turnover........      175%**     270%       139%       126%**    185%     186%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......       N/A        N/A        N/A        N/A     2.36%    2.35%
Ratio of Net Investment
  Loss to Average Net
  Assets..................       N/A        N/A        N/A        N/A    (2.02%)  (1.85%)

 ** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A --Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX           OCTOBER 17, 2000
                                                         MONTHS            (COMMENCEMENT
                                                          ENDED            OF INVESTMENT
CLASS D SHARES                                        SEPTEMBER 30,       OPERATIONS) TO
                                                        2001 (B)        MARCH 31, 2001 (B)
                                                      --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............     $ 15.78              $ 33.01
                                                         -------              -------
  Net Investment Loss...............................        (.05)                (.05)
  Net Realized and Unrealized Loss..................       (3.94)              (12.75)
                                                         -------              -------
Total from Investment Operations....................       (3.99)              (12.80)
Less Distributions from Net Realized Gain...........         -0-                 4.43
                                                         -------              -------
NET ASSET VALUE, END OF THE PERIOD..................     $ 11.79              $ 15.78
                                                         =======              =======
Total Return (a)....................................     -25.29%**            -42.49%**
Net Assets at End of the Period (In millions).......     $  65.9              $  89.1
Ratio of Expenses to Average Net Assets.............       1.14%                1.08%
Ratio of Net Investment Loss to Average Net
  Assets............................................       (.69%)               (.49%)
Portfolio Turnover..................................        175%**               270%

(a) Assumes reinvestment of all distributions for the period.

(b) Based on average shares outstanding.

** Non-Annualized

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust which is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. The distribution of the Fund's Class D Shares commenced on October 17, 2000.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Fund will reimburse Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs were amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen were redeemed by the Fund during the amortization period, the Fund would be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of losses related to wash sales transactions.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $1,408,529,340, the aggregate gross unrealized appreciation is $62,530,019 and the aggregate gross unrealized depreciation is $152,494,559, resulting in net unrealized depreciation on long- and short-term investments of $89,964,540.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes

G. EXPENSE REDUCTIONS During the six months ended September 30, 2001, the Fund's custody fee was reduced by $18,236 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................           .75%
Next $500 million...........................................           .70%
Over $1 billion.............................................           .65%

    For the six months ended September 30, 2001, the Fund recognized expenses of approximately $32,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $103,700 representing Van Kampen's cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $2,339,900. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $84,900 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $1,126,638,098, $873,145,278,
$241,729,662 and $174,489,980 for Classes A, B, C and D, respectively. For the six months ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   20,294,024    $ 304,425,422
  Class B...............................................    7,229,986      105,190,903
  Class C...............................................    1,938,168       28,634,178
  Class D...............................................    1,052,505       15,918,705
                                                          -----------    -------------
Total Sales.............................................   30,514,683    $ 454,169,208
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................          -0-    $         -0-
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
  Class D...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................          -0-    $         -0-
                                                          ===========    =============
Repurchases:
  Class A...............................................  (13,984,846)   $(205,582,162)
  Class B...............................................   (5,671,970)     (77,797,806)
  Class C...............................................   (1,679,392)     (23,306,534)
  Class D...............................................   (1,102,751)     (16,489,757)
                                                          -----------    -------------
Total Repurchases.......................................  (22,438,959)   $(323,176,259)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

    At March 31, 2001, capital aggregated $1,027,794,838, $845,752,181,
$236,402,018 and $175,061,032 for Classes A, B, C and D, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   33,323,056    $  917,717,721
  Class B..............................................   17,546,577       462,285,390
  Class C..............................................    5,741,667       153,968,192
  Class D..............................................    6,692,917       198,454,171
                                                         -----------    --------------
Total Sales............................................   63,304,217    $1,732,425,474
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    6,231,609    $  135,975,427
  Class B..............................................    6,319,830       131,642,068
  Class C..............................................    1,418,215        29,640,682
  Class D..............................................      921,527        20,116,940
                                                         -----------    --------------
Total Dividend Reinvestment............................   14,891,181    $  317,375,117
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (22,427,163)   $ (638,169,520)
  Class B..............................................   (7,267,455)     (173,379,982)
  Class C..............................................   (2,595,176)      (60,557,851)
  Class D..............................................   (1,969,173)      (42,162,718)
                                                         -----------    --------------
Total Repurchases......................................  (34,258,967)   $ (914,270,071)
                                                         ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2001 and the year ended March 31, 2001, 0 and 511,944 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2001 and year ended March 31, 2001, no Class C Shares converted

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $163,200 and CDSC on redeemed shares of approximately $706,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,990,093,194 and $2,806,906,372, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2001, are payments retained by Van Kampen of approximately $2,814,900 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $194,400.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
70, 170, 270                                                   Member NASD/SIPC.
AGG SAR 11/01                                                   4489K01-AP-11/01

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                       TOP FIVE INDUSTRIES       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      28
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -0.4

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]


                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -22.43%    -22.63%    -22.76%
-------------------------------------------------------------------------
Six-month total return(2)               -26.88%    -26.50%    -23.54%
-------------------------------------------------------------------------
Since inception total return(2)         -45.90%    -45.76%    -43.57%
-------------------------------------------------------------------------
Commencement date                      11/27/00   11/27/00   11/27/00
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchase of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                           PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2001)


1.   ALLIANT TECHSYSTEMS         3.5%
     Develops aerospace, munitions and
     defense systems for the United States
     and allied governments.

2.   ENGINEERED SUPPORT SYSTEMS  3.2%
     Manufactures equipment and
     electronics for the United States
     military.

3.   COPART                      2.7%
     Salvages and auctions parts from
     wrecked automobiles for insurance
     providers and vehicle suppliers.

4.   TARO PHARMACEUTICALS        2.4%
     Develops and manufactures
     pharmaceuticals and healthcare
     products.

5.   DORAL FINANCIAL             2.4%
     Provides mortgage and financial
     services in Puerto Rico.

6.   INTEGRA LIFESCIENCES        2.3%
     Develops and manufactures medical
     instruments and biomaterials.

7.   SRI SURGICAL EXPRESS        2.0%
     Provides a daily delivery service of
     reusable surgical equipment to
     hospitals.

8.   MICROSEMI                   2.0%
     Manufactures semiconductors for use
     in military, communications and
     medical applications.

9.   APOLLO GROUP                1.9%
     Provides higher education to adults
     via the Internet and learning centers
     in North America.

10.  NEW YORK COMMUNITY BANCORP  1.9%
     Provides financial services to
     consumers in New York, Connecticut
     and New Jersey.

[BAR GRAPH]

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

                                                                     SEPTEMBER 30, 2001                   MARCH 31, 2001
                                                                     ------------------                   --------------
Banks                                                                       10.6                               6.8
Aerospace & Defense                                                          8.5                                 3
Pharmaceuticals                                                              7.4                               3.4
Semiconductors                                                               6.7                               2.3
Specialty Stores                                                             5.4                                 0


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2001. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DAVID WALKER WHO HAVE MANAGED THE FUND SINCE ITS INCEPTION. LEWIS HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979, AND WALKER HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1989. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND JANET LUBY AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET CONDITIONS DURING THE PERIOD?

A   Economic uncertainty continued to
undermine the growth sector of the stock market. The sluggish economy left in its wake a stream of companies struggling to meet earnings expectations. Without a sense of an economic bottoming-out, many of these companies warned of lowered future earnings or chose not to comment about earnings at all.

    This lack of confidence among companies, compounded by investors' own anxieties about the economy, kept the market churning. In such a rotational market, leadership trends do not exist--much to the detriment of our investment style, which historically has exploited trends well.

    We seek stocks with rising earnings expectations and rising valuations. However, in the current market, these characteristics have become negative indicators. In many cases, a rising stock has been met by the market with wholesale sell-off because nervous investors perceived a rising stock to be on the brink of falling. Rather than wait for weakening fundamentals to drive down the stock, investors have been more inclined to sell first, and ask questions later, in order to rotate into the next beaten-down stock. This trend has accelerated the rotation among sectors, and as a result, no stock or group of stocks has been able to hold onto gains for long.

Q   HOW DID THE FUND PERFORM IN
    THESE CHALLENGING CONDITIONS?

A   The fund declined, returning
-22.43 percent for the six months ended September 30, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the fund's benchmark, the Russell 2000(R) Growth Index, returned -15.15 percent for the same period. The Russell 2000(R) Growth Index is an unmanaged index generally representative of the U.S. market for small-capitalization growth stocks. Index returns do not include sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   IN SUCH A TURBULENT MARKET,
    HOW DID YOU MANAGE THE FUND'S PORTFOLIO?

A   Selecting stocks in this market
environment has been frustrating, at best. As we mentioned, our investment style has been out of favor with the markets for some time. This has not only led to below-average performance, but has also limited our choices of new opportunities. In a declining market, few stocks exhibit the rising earnings expectations or rising valuations that we seek.

    That said, our focus has been to try to find what we consider the best stocks in a broad representation of sectors. Because the market has been so rotational and trendless, we have tried to avoid building large positions in any one sector.

    Although we have increased the portfolio's diversification among all sectors, financials and health care have increased notably. In the financials sector, declining interest rates triggered a refinancing boom that benefited mortgage-related businesses. We increased exposure to some of the small community banks that were well positioned to take advantage of this trend.

    We have also tried to position the portfolio more defensively by adding to the fund's health care weighting. While no area of the market is completely recession-proof, health care offers defensive characteristics--illness and injury are economically indiscriminate--and an aging demographic may provide a positive backdrop for health care companies. Furthermore, health care stocks have been a favored destination for investors seeking equity exposure but wary of returning to technology stocks.

Q   WERE THERE ANY STANDOUTS
    DURING THE PERIOD?

A   The fund's top contributors to
performance represented a variety of industries, including pharmaceuticals, aerospace and defense, and consumer products. Taro Pharmaceuticals is a fast-growing generic drug company located in Israel. The company benefited from increased earnings visibility in the United States as well as from the processing of some of its dermatology drugs through the Food and Drug Administration. Taro has also benefited from the missteps of one of its competitors.

    Another positive contributor was Alliant Techsystems, a defense company that the fund has held for a long period of time. Following the September 11 terrorist attacks, Alliant's stock was bolstered by investors' renewed interest in defense stocks. We were first attracted to the stock because it acquired a large competitor, which increased Alliant's presence in the space program. Also, the Bush administration's agenda included a review of military preparedness. We believed an increase in military training could be positive for Alliant's munitions business.

    The fund also benefited from its position in consumer company Action Performance, which licenses and sells NASCAR merchandise. Several factors lifted this stock. First, new management helped turn around the company recently. Also, high demand for Dale Earnhardt memorabilia boosted merchandise sales. When compared to the prior year's sluggish sales, this renewed demand led to a considerable growth in sales as well as a significant move in the stock's price. Finally, NASCAR is an increasingly popular sport--new races and venues have continued to expand the sport's presence.

    Keep in mind that not all stocks in the fund performed well, nor is there any guarantee that these stocks will continue to perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHICH STOCKS
    WERE DISAPPOINTMENTS?

A   Detractors from the fund's
performance have been primarily technology companies, especially semiconductor chip manufacturers and semiconductor equipment makers. As demand for chips cooled, these companies were forced to cut prices, write-off inventory, and cancel orders. Profit margins suffered as a result.

Q   WHAT IS YOUR OUTLOOK?

A   We are excited about the prospects
for the next year for several reasons.

    First, although past performance is no guarantee of future results, small-cap stocks have historically posted strong gains in the six months prior to the end of a recession. We also note that in the first three months of previous recessions, small-cap stocks have historically suffered the largest declines and most severely underperformed large-cap stocks. Therefore, we remain braced for short-term challenge but prepared to be well positioned if a recovery were to become more evident.

    We also believe the decisive leadership provided by the Federal Reserve and the executive branch of the government to provide monetary and fiscal stimuli may expedite the resurgence of the economy, as well as provide a more vigorous rebound. A more vibrant economy is likely to augment consumer confidence. We believe a more confident consumer would empower corporate America to spend on technology and human resources in order to meet end demand and to maintain a globally competitive position.

    Finally, the unprecedented technology stock sell-off has caused the market to become cheap according to several valuation metrics. In our opinion, a cheaply valued market, fiscal and monetary stimuli, an improving economy, and pent-up technology demand may represent a formula for a more optimistic environment for growth-stock investors in fiscal year 2002.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCKS  95.9%
AEROSPACE & DEFENSE  8.2%
Alliant Techsystems, Inc. (a)...............................  30,000   $ 2,568,000
DRS Technologies, Inc. (a)..................................  37,500     1,303,125
Engineered Support System, Inc. ............................  50,000     2,355,000
                                                                       -----------
                                                                         6,226,125
                                                                       -----------
ALTERNATIVE CARRIERS  0.6%
Commonwealth Telephone Enterprises, Inc. ...................  12,500       459,375
                                                                       -----------

APPAREL RETAIL  0.6%
Hot Topic, Inc. (a).........................................  17,500       439,250
                                                                       -----------
APPLICATION SOFTWARE  3.1%
Fair Issac and Co., Inc. ...................................  25,000     1,180,750
THQ, Inc. (a)...............................................  27,500     1,186,625
                                                                       -----------
                                                                         2,367,375
                                                                       -----------
BANKS  10.2%
Astoria Financial Corp. ....................................  15,000       888,900
Dime Bancorp, Inc. .........................................  30,000     1,179,600
Dime Community Bancshares...................................  42,500     1,076,100
Doral Financial Corp. ......................................  45,000     1,746,000
Flagstar Bancorp, Inc. .....................................  45,000     1,039,500
New York Community Bancorp, Inc. ...........................  60,000     1,392,600
UCBH Holdings, Inc. ........................................  15,000       437,700
                                                                       -----------
                                                                         7,760,400
                                                                       -----------
BIOTECHNOLOGY  4.2%
Charles River Laboratories Intl. (a)........................  15,000       530,550
Integra LifeSciences Hldgs (a)..............................  60,000     1,657,200
Sangstat Med Corp. (a)......................................  10,000       182,500
Stericycle, Inc. (a)........................................  10,000       416,800
Thoratec Corp. (a)..........................................  25,000       413,500
                                                                       -----------
                                                                         3,200,550
                                                                       -----------
BREWERS  0.8%
Boston Beer Co., Inc., Class A (a)..........................  50,000       588,000
                                                                       -----------

BUILDING PRODUCTS  0.3%
Griffon Corp. (a)...........................................  20,000       244,000
                                                                       -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
CASINO & GAMING  1.1%
Alliance Gaming Corp. (a)...................................  25,000   $   355,000
GTECH Holdings Corp. (a)....................................  15,000       518,100
                                                                       -----------
                                                                           873,100
                                                                       -----------
DATA PROCESSING SERVICES  0.7%
The InterCept Group, Inc. (a)...............................  15,000       501,750
                                                                       -----------

DISTILLERS & VINTNERS  1.1%
Constellation Brands, Inc. (a)..............................  20,000       833,200
                                                                       -----------

DIVERSIFIED COMMERCIAL SERVICES  2.6%
Apollo Group, Inc. (a)......................................  45,000     1,393,200
Career Education Corp. (a)..................................  10,000       550,000
                                                                       -----------
                                                                         1,943,200
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES  0.5%
Iron Mountain, Inc. (a).....................................  10,000       414,500
                                                                       -----------

ELECTRICAL COMPONENTS & EQUIPMENT  1.9%
Microsemi Corp. (a).........................................  55,000     1,432,750
                                                                       -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  5.0%
Global Payments, Inc. ......................................  15,000       441,000
Intersil Corp. (a)..........................................  35,000       977,200
Itron, Inc. (a).............................................  55,000     1,266,100
Semtech Corp. (a)...........................................  40,000     1,135,200
                                                                       -----------
                                                                         3,819,500
                                                                       -----------
GAS UTILITIES  0.6%
El Paso Energy Partners LP..................................  12,500       455,000
                                                                       -----------

HEALTH CARE DISTRIBUTORS & SERVICES  2.7%
AmerisourceBergen Corp. (a).................................  7,500        532,125
Pharmaceutical Product Development, Inc. (a)................  40,000     1,171,600
PSS World Medical, Inc. (a).................................  40,000       384,000
                                                                       -----------
                                                                         2,087,725
                                                                       -----------
HEALTH CARE EQUIPMENT  1.1%
Diagnostic Products Corp. ..................................  20,000       844,400
                                                                       -----------

HEALTH CARE FACILITIES  3.2%
Community Health Systems, Inc. (a)..........................  15,000       446,100
LifePoint Hospitals, Inc. (a)...............................  20,000       880,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
HEALTH CARE FACILITIES (CONTINUED)
RehabCare Group, Inc. (a)...................................  10,000   $   435,100
Triad Hospitals, Inc. (a)...................................  20,000       708,000
                                                                       -----------
                                                                         2,469,200
                                                                       -----------
HEALTH CARE SUPPLIES  2.6%
American Medical System Hldgs, Inc. (a).....................  25,000       476,750
SRI Surgical Express, Inc. (a)..............................  50,000     1,487,500
                                                                       -----------
                                                                         1,964,250
                                                                       -----------
HOME FURNISHINGS  1.1%
Mohawk Industries, Inc. (a).................................  22,500       826,875
                                                                       -----------

HOUSEHOLD PRODUCTS  1.1%
Direct Focus, Inc. (a)......................................  20,000       398,000
The Dial Corp. .............................................  27,500       455,125
                                                                       -----------
                                                                           853,125
                                                                       -----------
INSURANCE BROKERS  1.1%
Arthur J. Gallagher & Co. ..................................  25,000       846,250
                                                                       -----------

INTERNET SOFTWARE & SERVICES  2.7%
Earthlink, Inc. (a).........................................  55,000       837,650
National Data Corp. ........................................  12,500       450,000
WebEx Communications, Inc. (a)..............................  35,000       743,400
                                                                       -----------
                                                                         2,031,050
                                                                       -----------
IT CONSULTING & SERVICES  1.1%
Affiliated Computer Services, Inc., Class A (a).............  5,000        407,050
CACI International, Inc., Class A (a).......................  7,500        423,250
                                                                       -----------
                                                                           830,300
                                                                       -----------
LEISURE PRODUCTS  3.1%
Action Performance Cos, Inc. (a)............................  70,000     1,274,700
Activision, Inc. (a)........................................  40,000     1,088,800
                                                                       -----------
                                                                         2,363,500
                                                                       -----------
MANAGED HEALTH CARE  2.9%
Pediatrix Medical Group, Inc. (a)...........................  30,000     1,223,700
Rightchoice Managed Care, Inc. (a)..........................  20,000     1,001,000
                                                                       -----------
                                                                         2,224,700
                                                                       -----------
MEAT, POULTRY & FISH  1.4%
Smithfield Foods, Inc. (a)..................................  50,000     1,052,500
                                                                       -----------

METAL & GLASS CONTAINERS  0.6%
Ball Corp. .................................................  7,500        449,250
                                                                       -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
OIL & GAS REFINING & MARKETING  1.2%
EOTT Energy Partners L.P. ..................................  25,000   $   495,000
Frontier Oil Corp. .........................................  25,000       428,750
                                                                       -----------
                                                                           923,750
                                                                       -----------
PACKAGED FOODS  0.3%
Interstate Bakeries Corp. ..................................  10,000       255,000
                                                                       -----------

PERSONAL PRODUCTS  1.0%
NBTY, Inc. (a)..............................................  60,000       789,600
                                                                       -----------

PHARMACEUTICALS  7.1%
AdvancePCS (a)..............................................  15,000     1,076,700
Barr Laboratories, Inc. (a).................................   5,000       395,300
First Horizon Pharmaceutical Corp. (a)......................  52,500     1,366,575
SICOR, Inc. (a).............................................  45,000       850,050
Taro Pharmaceuticals Industries Ltd.--ADR (Israel) (a)......  50,000     1,758,000
                                                                       -----------
                                                                         5,446,625
                                                                       -----------
PROPERTY & CASUALTY INSURANCE  0.8%
Radian Group, Inc. .........................................  15,000       577,500
                                                                       -----------

REAL ESTATE INVESTMENT TRUSTS  1.2%
IndyMac Bancorp, Inc. (a)...................................  32,500       881,075
                                                                       -----------

RESTAURANTS  0.5%
Panera Bread Co., Class A (a)...............................  10,000       361,000
                                                                       -----------

SEMICONDUCTOR EQUIPMENT  1.5%
Cabot Microelectronics Corp. (a)............................  15,000       724,650
Harman International Inds, Inc. ............................  12,500       418,750
                                                                       -----------
                                                                         1,143,400
                                                                       -----------
SEMICONDUCTORS  6.4%
02Micro International (Cayman Islands) (a)..................  40,000       526,000
Alpha Industries, Inc. (a)..................................  45,000       871,650
Elantec Semiconductor, Inc. (a).............................  15,000       344,250
Genesis Microchip, Inc. (Canada) (a)........................  30,000       844,200
Kopin Corp. (a).............................................  50,000       521,500
NVIDIA Corp. (a)............................................  15,000       412,050
RF Micro Devices, Inc. (a)..................................  45,000       747,000
Sage, Inc. (a)..............................................  17,500       266,875
TriQuint Semiconductor, Inc. (a)............................  22,500       359,775
                                                                       -----------
                                                                         4,893,300
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
SOFT DRINKS  1.0%
Cott Corp. (Canada) (a).....................................  50,000   $   752,000
                                                                       -----------

SPECIALTY STORES  5.1%
Barnes & Noble, Inc. (a)....................................  12,500       451,250
Copart, Inc. (a)............................................  70,000     1,960,700
Hollywood Entertainment Corp. (a)...........................  52,500       616,875
Sonic Automotive, Inc. Class A (a)..........................  65,000       884,000
                                                                       -----------
                                                                         3,912,825
                                                                       -----------
STEEL  0.7%
Cerner Corp. (a)............................................  10,000       495,000
                                                                       -----------

SYSTEMS SOFTWARE  0.9%
Network Associates, Inc. (a)................................  55,000       708,950
                                                                       -----------

TELECOMMUNICATIONS EQUIPMENT  1.4%
Polycom, Inc. (a)...........................................  45,000     1,096,650
                                                                       -----------

TOBACCO  0.6%
Schweitzer-Mauduit International, Inc. .....................  20,000       474,400
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  95.9%
(Cost $71,796,601)..................................................    73,112,275

REPURCHASE AGREEMENT  3.0%
UBS Securities ($2,271,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 09/28/01, to be sold on 10/01/01 at $2,271,606)
  (Cost $2,271,000).................................................     2,271,000
                                                                       -----------

TOTAL INVESTMENTS  98.9%
  (Cost $74,067,601)................................................    75,383,275

OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.........................       825,179
                                                                       -----------

NET ASSETS  100.0%..................................................   $76,208,454
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $74,067,601)........................    $ 75,383,275
Receivables:
  Investments Sold..........................................       4,549,771
  Fund Shares Sold..........................................       2,893,012
  Dividends.................................................           4,575
  Interest..................................................             606
Other.......................................................           9,787
                                                                ------------
    Total Assets............................................      82,841,026
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,467,859
  Fund Shares Repurchased...................................       1,953,521
  Distributor and Affiliates................................          80,553
  Investment Advisory Fee...................................          33,029
  Custodian Bank............................................             456
Accrued Expenses............................................          87,357
Trustees' Deferred Compensation and Retirement Plans........           9,797
                                                                ------------
    Total Liabilities.......................................       6,632,572
                                                                ------------
NET ASSETS..................................................    $ 76,208,454
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $131,904,866
Net Unrealized Appreciation.................................       1,315,674
Accumulated Net Investment Loss.............................        (833,094)
Accumulated Net Realized Loss...............................     (56,178,992)
                                                                ------------
NET ASSETS..................................................    $ 76,208,454
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $35,232,032 and 6,138,276 shares of
    beneficial interest issued and outstanding).............    $       5.74
    Maximum sales charge (5.75%* of offering price).........             .35
                                                                ------------
    Maximum offering price to public........................    $       6.09
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $25,792,172 and 4,523,028 shares of
    beneficial interest issued and outstanding).............    $       5.70
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,184,250 and 2,663,727 shares of
    beneficial interest issued and outstanding).............    $       5.70
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,563)......    $     73,738
Interest....................................................          50,401
                                                                ------------
    Total Income............................................         124,139
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................         381,220
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $55,794, $157,766 and $96,338,
  respectively).............................................         309,898
Shareholder Services........................................         139,022
Custody.....................................................          25,305
Legal.......................................................          14,411
Trustees' Fees and Related Expenses.........................           6,684
Other.......................................................         110,321
                                                                ------------
    Total Expenses..........................................         986,861
    Investment Advisory Fee Reduction.......................          31,006
    Less Credits Earned on Cash Balances....................           2,876
                                                                ------------
    Net Expenses............................................         952,979
                                                                ------------
NET INVESTMENT LOSS.........................................    $   (828,840)
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(24,440,115)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (1,139,792)
  End of the Period.........................................       1,315,674
                                                                ------------
Net Unrealized Appreciation During the Period...............       2,455,466
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(21,984,649)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(22,813,489)
                                                                ============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended September 30, 2001 and the Period November 27, 2000 (Commencement of Investment Operations) through March 31, 2001 (Unaudited)

                                                                       NOVEMBER 27, 2000
                                                                       (COMMENCEMENT OF
                                                                          INVESTMENT
                                                  SIX MONTHS ENDED      OPERATIONS) TO
                                                 SEPTEMBER 30, 2001     MARCH 31, 2001
                                                 ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.............................    $   (828,840)        $   (455,867)
Net Realized Loss...............................     (24,440,115)         (31,738,877)
Net Unrealized Appreciation/Depreciation During
  the Period....................................       2,455,466           (1,139,792)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (22,813,489)         (33,334,536)
                                                    ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      39,684,982          141,148,698
Cost of Shares Repurchased......................     (29,722,017)         (19,755,184)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................       9,962,965          121,393,514
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...........     (12,850,524)          88,058,978
NET ASSETS:
Beginning of the Period.........................      89,058,978            1,000,000
                                                    ------------         ------------
End of the Period (Including accumulated net
  investment loss of $833,094 and $4,254,
  respectively).................................    $ 76,208,454         $ 89,058,978
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      NOVEMBER 27, 2000
                                                      SIX MONTHS        (COMMENCEMENT
CLASS A SHARES                                           ENDED          OF INVESTMENT
                                                     SEPTEMBER 30,     OPERATIONS) TO
                                                         2001          MARCH 31, 2001
                                                     ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $  7.40            $ 10.00
                                                        -------            -------
  Net Investment Loss...............................       (.05)              (.04)
  Net Realized and Unrealized Loss..................      (1.61)             (2.56)
                                                        -------            -------
Total from Investment Operations....................      (1.66)             (2.60)
                                                        -------            -------
NET ASSET VALUE, END OF THE PERIOD..................    $  5.74            $  7.40
                                                        =======            =======

Total Return* (a)...................................  -22.43%**          -26.00%**
Net Assets at End of the Period (In millions).......    $  35.2            $  43.0
Ratio of Expenses to Average Net Assets* (b)........      1.61%              1.66%
Ratio of Net Investment Loss to Average Net
  Assets*...........................................     (1.34%)            (1.06%)
Portfolio Turnover..................................       206%**             132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).........      1.67%              1.96%
Ratio of Net Investment Loss to Average Net
  Assets............................................     (1.40%)            (1.36%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      NOVEMBER 27, 2000
                                                      SIX MONTHS        (COMMENCEMENT
CLASS B SHARES                                           ENDED          OF INVESTMENT
                                                     SEPTEMBER 30,     OPERATIONS) TO
                                                         2001          MARCH 31, 2001
                                                     ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $  7.38            $ 10.00
                                                        -------            -------
  Net Investment Loss...............................       (.07)              (.04)
  Net Realized and Unrealized Loss..................      (1.61)             (2.58)
                                                        -------            -------
Total from Investment Operations....................      (1.68)             (2.62)
                                                        -------            -------
NET ASSET VALUE, END OF THE PERIOD..................    $  5.70            $  7.38
                                                        =======            =======

Total Return* (a)...................................  -22.63%**          -26.20%**
Net Assets at End of the Period (In millions).......    $  25.8            $  28.3
Ratio of Expenses to Average Net Assets* (b)........      2.36%              2.41%
Ratio of Net Investment Loss to Average Net
  Assets*...........................................     (2.09%)            (1.85%)
Portfolio Turnover..................................       206%**             132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).........      2.42%              2.71%
Ratio of Net Investment Loss to Average Net
  Assets............................................     (2.15%)            (2.15%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchased and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      NOVEMBER 27, 2000
                                                      SIX MONTHS        (COMMENCEMENT
CLASS C SHARES                                           ENDED          OF INVESTMENT
                                                     SEPTEMBER 30,     OPERATIONS) TO
                                                         2001          MARCH 31, 2001
                                                     ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $  7.38            $ 10.00
                                                        -------            -------
  Net Investment Loss...............................       (.07)              (.04)
  Net Realized and Unrealized Loss..................      (1.61)             (2.58)
                                                        -------            -------
Total from Investment Operations....................      (1.68)             (2.62)
                                                        -------            -------
NET ASSET VALUE, END OF THE PERIOD..................    $  5.70            $  7.38
                                                        =======            =======

Total Return* (a)...................................  -22.76%**          -26.20%**
Net Assets at End of the Period (In millions).......    $  15.2            $  17.8
Ratio of Expenses to Average Net Assets* (b)........      2.36%              2.41%
Ratio of Net Investment Loss to Average Net
  Assets*...........................................     (2.09%)            (1.85%)
Portfolio Turnover..................................       206%**             132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).........      2.42%              2.71%
Ratio of Net Investment Loss to Average Net
  Assets............................................     (2.15%)            (2.15%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $74,068,187; the aggregate gross unrealized appreciation is $6,261,789 and the aggregate gross unrealized depreciation is $4,946,701, resulting in net unrealized appreciation on long- and short-term investments of $1,315,088.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distribution from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2001, the Fund's custody fee was reduced by $2,876 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .80%
Next $500 million...........................................       .75%
Over $1 billion.............................................       .70%

    For the six months ended September 30, 2001, the Adviser voluntarily waived $31,006 of its investment advisory fees. This waiver is voluntarily in nature and can be discontinued at the Adviser's discretion.

    For the six months ended September 30, 2001, the Fund recognized expenses of approximately $1,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $22,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $93,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen. The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $5,463 are included in "Other" assets on the Statements of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $62,485,979, $43,499,831 and $25,919,056 for Classes A, B, and C, respectively. For the six months ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   3,625,972    $ 25,564,098
  Class B.................................................   1,180,270       8,779,937
  Class C.................................................     721,146       5,340,947
                                                            ----------    ------------
Total Sales...............................................   5,527,388    $ 39,684,982
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,293,669)   $(23,059,236)
  Class B.................................................    (488,547)     (3,383,042)
  Class C.................................................    (474,450)     (3,279,739)
                                                            ----------    ------------
Total Repurchases.........................................  (4,256,666)   $(29,722,017)
                                                            ==========    ============

    At March 31, 2001, capital aggregated $59,981,117, $38,102,936 and
$23,857,848 for Classes A, B and C, respectively. For the period ended March 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   7,527,806    $ 74,945,650
  Class B................................................   4,181,630      41,343,121
  Class C................................................   2,515,009      24,859,927
                                                           ----------    ------------
Total Sales..............................................  14,224,445    $141,148,698
                                                           ==========    ============
Repurchases:
  Class A................................................  (1,761,834)   $(15,146,719)
  Class B................................................    (380,324)     (3,396,791)
  Class C................................................    (127,979)     (1,211,674)
                                                           ----------    ------------
Total Repurchases........................................  (2,270,137)   $(19,755,184)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

    Class B shares and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2001 and the period ended March 31, 2001, no Class B shares converted to Class A shares. Class C shares do not possess a conversion feature. Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                              ---------------------
YEAR OF REDEMPTION                                            CLASS B       CLASS C
First.......................................................   5.00%         1.00%
Second......................................................   4.00%          None
Third.......................................................   3.00%          None
Fourth......................................................   2.50%          None
Fifth.......................................................   1.50%          None
Sixth and Thereafter........................................    None          None

    For the six months ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $28,000 and CDSC on redeemed shares of approximately $59,000 Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $197,533,725 and $189,254,221, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended September 30, 2001, are payments retained by Van Kampen of approximately $206,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $5,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
Chief Financial Officer

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
147, 247, 347                                                  Member NASD/SIPC.
SCG SAR 11/01                                                   4528K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       5
                          TOP FIVE INDUSTRIES       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      15
                NOTES TO FINANCIAL STATEMENTS      21

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      26
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Since inception total return based
on NAV(1)                               -14.00%         -14.10%    -14.10%
------------------------------------------------------------------------------
Since inception total return(2)         -18.95%         -18.40%    -14.96%
------------------------------------------------------------------------------
Commencement date                      06/25/01        06/25/01   06/25/01
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2001)


1.   HALLIBURTON                 5.3%
     Provides services and equipment to
     the oil and gas industry.

2.   SPRINT                      4.7%
     Provides telecommunication products
     and services worldwide.

3.   RELIANT ENERGY              4.3%
     Provides electric and natural-gas
     services to customers in the United
     States, South America, and India.

4.   BP                          3.8%
     Explores for and produces oil and
     natural gas, and manufactures
     petrochemicals.

5.   SCHLUMBERGER                3.2%
     Provides services to the oil and gas
     industry.

6.   ALPHARMA                    3.0%
     Develops and manufactures
     pharmaceuticals and animal-health
     products.

7.   INTERNATIONAL PAPER         2.8%
     Produces forest products and
     distributes paper and office
     supplies.

8.   SARA LEE                    2.6%
     Produces foods and consumer products,
     including brands such as Sara Lee
     baked goods, Ball Park franks, and
     Hanes apparel.

9.   MOTOROLA                    2.5%
     Manufactures various communications
     devices and semiconductor components.

10.  SEALED AIR                  2.4%
     Develops and manufactures food,
     protective and specialty packaging
     products.

[BAR GRAPH]

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--September 30, 2001)

                                        5

                                                                          SEPTEMBER 30, 2001
                                                                          ------------------
Electric Utilities                                                               12.60
Oil & Gas Equipment & Services                                                    8.50
Telecommunications Equipment                                                      8.40
Integrated Telecommunications Services                                            7.80
Integrated Oil & Gas                                                              6.50


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

                                                                         [PHOTO]
                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN VALUE OPPORTUNITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE
PERIOD SINCE INCEPTION (JUNE 25, 2001) THROUGH SEPTEMBER
30, 2001. THE TEAM IS CO-LED BY PORTFOLIO MANAGERS B.
ROBERT BAKER, JR. AND JASON S. LEDER WHO HAVE MANAGED THE
FUND SINCE ITS INCEPTION. BAKER HAS WORKED IN THE
INVESTMENT INDUSTRY SINCE 1979. LEDER HAS WORKED IN THE
INVESTMENT INDUSTRY FOR MORE THAN 12 YEARS. THEY ARE
JOINED BY PORTFOLIO MANAGER KEVIN C. HOLT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   THE FUND BEGAN INVESTMENT
    OPERATIONS IN A TURBULENT TIME FOR THE STOCK MARKET. HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE PERIOD?

A   The economic slowdown that
dominated the first half of 2001 continued into the third quarter. The Federal Reserve Board lowered interest rates nine times in the first nine months of the year. While the economy remained soft, it did show some signs of stabilization. However, the terrorist attacks of September 11 served to further weaken an already slumping economy. When trading resumed on September 17, the markets sold off precipitously. Investors reacted to a highly uncertain environment that lacked a historical precedent. Overall, the markets suffered significantly during this reporting period.

Q   HOW DID THE FUND PERFORM IN
    SUCH A CHALLENGING CLIMATE?

A   In a difficult market environment
for many investors, the fund returned -14.00 percent during the approximately 3-month period from inception through September 30, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Standard & Poor's 500 Index returned -14.26 percent, and the Standard & Poor's Barra Value Index returned -15.24 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the fund. These indexes are statistical composites that do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WAS YOUR STRATEGY
    FOR BUILDING THE FUND IN THIS ENVIRONMENT?

A   We are committed to our value
investment strategy regardless of the market environment. We focus on evaluating individual stocks, not trying to guess what the market will do next. No one can predict what the market will do on any given day. Rather than let benchmarks and market trends determine where we search for stocks, we look for individual companies that have what we believe to be good fundamentals and attractive valuations.

Q   DID YOU MAKE ANY
SIGNIFICANT CHANGES TO THE PORTFOLIO AFTER THE TERRORIST ATTACKS OF SEPTEMBER
    11?

A   We monitored the events as they
unfolded and weighed how they might affect various companies. After closely analyzing the companies in the fund's portfolio and considering what companies were available that might fit into our investment strategy, we found that we were satisfied with the fund's portfolio. We did not make any drastic changes.

Q   WHAT STOCKS HELPED PERFORMANCE
    DURING THE PERIOD?

A   Sprint and AT&T were the top
two contributors to the fund's performance. Earlier this year, these stocks had reached what we believed to be attractive valuations, and we believed the companies' fundamentals were attractive as well. Purchasing these names proved advantageous.

    Motorola, a semiconductor company, was also a strong contributor to the fund's performance during the period. Motorola has benefited from recent changes to their management and business practices--for example, improved customer relations, better product launches and reducing production costs. We also believe that Motorola may be well positioned if the economy recovers.

    The fund also benefited from positions in SCI Systems, a manufacturer of electronic components, and Sara Lee, a producer of food and consumer products.

    Keep in mind that not all securities in the fund performed as favorably, nor is there any guarantee that the securities will perform as well or will be held by the fund in the future. Please turn to page 5 for additional fund highlights.

Q   WHAT STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Our weighting in the technology
sector hurt the fund's performance. After technology companies' valuations reached more attractive levels recently, we added some of these companies to the fund's portfolio. But economic deterioration has been more dramatic and protracted than we had anticipated, which put additional downward pressure on technology stocks. Memory chip manufacturer SanDisk and contract electronics manufacturer Solectron had an adverse effect on the fund's performance. However, we continued to hold many of these technology companies. In our opinion, short-term demand may be stalled, but the long-term fundamentals remain attractive and have not deteriorated. In this downturn, we have been able to acquire some companies that are market leaders within their respective industries at attractive prices.

    The largest negative individual stock was Halliburton, a services and equipment provider to oil and natural gas companies. Halliburton, which was the largest holding in the fund at the end of the period, suffered from a drop-off in energy demand. However, we consider the company's valuation to be even more attractive. We believe that the long term trend for oil services is positive as oil and gas depletion rates have increased.

    Also, some retail stocks were a weak area of performance for the fund. Merchandising mistakes and deteriorating consumer confidence took a toll on sales. The fund's positions in The Gap and Federated Department Stores (which operates Macy's and Bloomingdale's) declined as a result.

Q   WHAT IS YOUR OUTLOOK
    FOR THE NEAR TERM?

A   While the events of September 11,
2001 and the following weeks appear to have made an already soft economy even softer, we remain cautiously optimistic. We do not know where the economy is going to go in the short term, but we do know that it has recovered from past recessions. One potential catalyst could be more proactive fiscal policies and stimulus such as spending increases and tax cuts.

    We will continue to focus on the merits of individual companies rather than try to predict economic trends. As bottom-up stock pickers, we better serve investors by seeking value one company at a time rather than trying to guess the macroeconomic environment.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
COMMON STOCKS  94.6%
AIRLINES  0.7%
AMR Corp. (a)...............................................       8,960   $   171,494
                                                                           -----------
APPAREL RETAIL  2.9%
The Gap, Inc. ..............................................      38,505       460,135
The Limited, Inc. ..........................................      26,580       252,510
                                                                           -----------
                                                                               712,645
                                                                           -----------
APPLICATION SOFTWARE  0.8%
Electronics for Imaging, Inc. (a)...........................      12,620       205,454
                                                                           -----------
BANKS  1.8%
SunTrust Banks, Inc. .......................................       3,220       214,452
Wells Fargo & Co. ..........................................       5,400       240,030
                                                                           -----------
                                                                               454,482
                                                                           -----------
COMPUTER HARDWARE  1.8%
Compaq Computer Corp. ......................................      31,960       265,588
Hewlett-Packard Co. ........................................      10,930       175,973
                                                                           -----------
                                                                               441,561
                                                                           -----------
COMPUTER STORAGE & PERIPHERALS  1.6%
Maxtor Corp. (a)............................................      37,490       133,839
SanDisk Corp. (a)...........................................      25,390       250,345
                                                                           -----------
                                                                               384,184
                                                                           -----------
DEPARTMENT STORES  2.2%
Federated Department Stores, Inc. (a).......................      19,530       550,746
                                                                           -----------

DIVERSIFIED CHEMICALS  1.1%
Dow Chemical Co. ...........................................       7,950       260,442
                                                                           -----------
DIVERSIFIED FINANCIAL SERVICES  2.1%
Freddie Mac.................................................       5,220       339,300
Stilwell Financial, Inc. ...................................       9,000       175,500
                                                                           -----------
                                                                               514,800
                                                                           -----------
DIVERSIFIED METALS & MINING  1.9%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........      41,780       459,162
                                                                           -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
ELECTRIC UTILITIES  11.9%
Duke Energy Corp. ..........................................       6,950   $   263,057
Exelon Corp. ...............................................      11,320       504,872
IDACORP, Inc. ..............................................       8,580       306,821
Reliant Energy, Inc. .......................................      38,270     1,007,266
Scottish Power PLC--ADR (United Kingdom)....................      11,310       268,047
TXU Corp. ..................................................       6,330       293,206
Xcel Energy, Inc. ..........................................      10,360       291,634
                                                                           -----------
                                                                             2,934,903
                                                                           -----------
ELECTRICAL COMPONENTS & EQUIPMENT  0.6%
Flextronics International Ltd. (Singapore) (a)..............       9,130       151,010
                                                                           -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  3.4%
Jabil Circuit, Inc. (a).....................................       8,610       154,119
KEMET Corp. (a).............................................      11,820       194,557
Solectron Corp. (a).........................................      42,370       493,610
                                                                           -----------
                                                                               842,286
                                                                           -----------
FOOD RETAIL  0.9%
Kroger Co. (a)..............................................       8,720       214,861
                                                                           -----------

HEALTH CARE EQUIPMENT  1.0%
Boston Scientific Corp. (a).................................      11,500       235,750
                                                                           -----------

HOUSEHOLD PRODUCTS  1.0%
Procter & Gamble Co. .......................................       3,530       256,949
                                                                           -----------

INDUSTRIAL MACHINERY  0.7%
Cognex Corp. (a)............................................       8,510       166,966
                                                                           -----------

INSURANCE BROKERS  1.2%
Aon Corp. ..................................................       7,360       309,120
                                                                           -----------

INTEGRATED OIL & GAS  6.1%
BP PLC--ADR (United Kingdom)................................      18,070       888,502
Chevron Texaco Corp. (a)....................................       2,280       193,230
Conoco, Inc., Class A.......................................      16,800       427,224
                                                                           -----------
                                                                             1,508,956
                                                                           -----------
INTEGRATED TELECOMMUNICATION SERVICES  7.4%
AT&T Corp. .................................................      15,000       289,500
Deutsche Telekom AG--ADR (Germany)..........................      28,830       446,865
Sprint Corp. ...............................................      45,430     1,090,774
                                                                           -----------
                                                                             1,827,139
                                                                           -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
IT CONSULTING & SERVICES  0.6%
Check Point Software Technologies Ltd. (Israel) (a).........       6,530   $   143,791
                                                                           -----------

LIFE & HEALTH INSURANCE  0.4%
Torchmark Corp. ............................................       2,700       105,300
                                                                           -----------

MANAGED HEALTH CARE  1.1%
Health Net, Inc. (a)........................................      14,200       272,924
                                                                           -----------

MOVIES & ENTERTAINMENT  0.9%
Walt Disney Co. ............................................      12,390       230,702
                                                                           -----------

NETWORKING EQUIPMENT  0.8%
Cisco Systems, Inc. (a).....................................      15,660       190,739
                                                                           -----------

OIL & GAS DRILLING  1.6%
Diamond Offshore Drilling, Inc. ............................      15,270       385,109
                                                                           -----------

OIL & GAS EQUIPMENT & SERVICES  8.1%
Halliburton Co. ............................................      55,120     1,242,956
Schlumberger Ltd. ..........................................      16,540       755,878
                                                                           -----------
                                                                             1,998,834
                                                                           -----------
PACKAGED FOODS  3.9%
ConAgra Foods, Inc. ........................................      16,490       370,200
Sara Lee Corp. .............................................      28,310       603,003
                                                                           -----------
                                                                               973,203
                                                                           -----------
PAPER PACKAGING  2.3%
Sealed Air Corp. (a)........................................      15,550       567,419
                                                                           -----------

PAPER PRODUCTS  2.6%
International Paper Co. ....................................      18,590       646,932
                                                                           -----------

PHARMACEUTICALS  4.5%
Alpharma, Inc. .............................................      24,620       709,056
American Home Products Corp. ...............................       3,630       211,448
Pharmacia Corp. ............................................       4,790       194,282
                                                                           -----------
                                                                             1,114,786
                                                                           -----------
PROPERTY & CASUALTY INSURANCE  1.7%
Allstate Corp. .............................................       6,330       236,426
Ambac Financial Group, Inc. ................................       3,500       191,485
                                                                           -----------
                                                                               427,911
                                                                           -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
RAILROADS  1.2%
Burlington Northern Santa Fe Corp. .........................      10,700   $   286,225
                                                                           -----------

RESTAURANTS  1.2%
McDonald's Corp. ...........................................      11,200       303,968
                                                                           -----------

SEMICONDUCTOR EQUIPMENT  0.7%
Credence Systems Corp. (a)..................................      15,200       183,160
                                                                           -----------

SOFT DRINKS  1.1%
Coca Cola Enterprises, Inc. ................................      17,430       267,376
                                                                           -----------

SPECIALTY STORES  1.9%
Zale Corp. (a)..............................................      17,960       475,581
                                                                           -----------

TELECOMMUNICATIONS EQUIPMENT  8.0%
Andrew Corp. (a)............................................      13,670       248,521
Comverse Technology, Inc. (a)...............................      21,470       439,706
Ericsson, Class B--ADR (Sweden).............................      64,010       223,395
JDS Uniphase Corp. (a)......................................      51,210       323,647
Motorola, Inc. .............................................      37,650       587,340
Nokia Corp.--ADR (Finland)..................................       9,650       151,023
                                                                           -----------
                                                                             1,973,632
                                                                           -----------
TOBACCO  0.9%
Philip Morris Cos., Inc. ...................................       4,770       230,343
                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  94.6%
  (Cost $27,140,069)....................................................    23,380,845

REPURCHASE AGREEMENT  7.4%
State Street Bank & Trust Co. ($1,844,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/28/01, to be sold on 10/01/01 at $1,844,476)
  (Cost $1,844,000).....................................................     1,844,000
                                                                           -----------

TOTAL INVESTMENTS  102.0%
  (Cost $28,984,069)....................................................    25,224,845

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0%)...........................      (504,463)
                                                                           -----------

NET ASSETS  100.0%......................................................   $24,720,382
                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $28,984,069)........................    $25,224,845
Receivables:
  Fund Shares Sold..........................................        161,390
  Investments Sold..........................................         38,315
  Dividends.................................................         26,787
  Expense Reimbursement from Adviser........................         12,343
  Interest..................................................            476
Unamortized Offering Costs..................................        113,383
Other.......................................................          2,008
                                                                -----------
    Total Assets............................................     25,579,547
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................        775,525
  Fund Shares Repurchased...................................         41,829
  Distributor and Affiliates................................         21,887
  Custodian Bank............................................            154
Accrued Expenses............................................         17,842
Trustees' Deferred Compensation and Retirement Plans........          1,928
                                                                -----------
    Total Liabilities.......................................        859,165
                                                                -----------
NET ASSETS..................................................    $24,720,382
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $28,606,884
Accumulated Net Investment Loss.............................        (13,391)
Accumulated Net Realized Loss...............................       (113,887)
Net Unrealized Depreciation.................................     (3,759,224)
                                                                -----------
NET ASSETS..................................................    $24,720,382
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $5,327,099 and 619,310 shares of
    beneficial interest issued and outstanding).............    $      8.60
    Maximum sales charge (5.75%* of offering price).........            .52
                                                                -----------
    Maximum offering price to public........................    $      9.12
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,673,870 and 1,942,096 shares of
    beneficial interest issued and outstanding).............    $      8.59
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,719,413 and 316,711 shares of
    beneficial interest issued and outstanding).............    $      8.59
                                                                ===========

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Period June 25, 2001 (Commencement of Investment Operations) to September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $922)........  $    92,106
Interest....................................................       23,018
                                                              -----------
    Total Income............................................      115,124
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,449, $43,791 and $6,129, respectively)...       53,369
Investment Advisory Fee.....................................       47,237
Organizational Costs........................................       20,000
Registration and Filing Fees................................       19,696
Shareholder Reports.........................................       13,384
Shareholder Services........................................       12,556
Accounting..................................................        9,229
Audit.......................................................        7,056
Custody.....................................................        3,877
Trustees' Fees and Related Expenses.........................        2,940
Legal.......................................................        2,207
Other.......................................................       42,974
                                                              -----------
    Total Expenses..........................................      234,525
    Expense Reduction ($47,237 Investment Advisory Fee and
      $58,773 Other)........................................      106,010
                                                              -----------
    Net Expenses............................................      128,515
                                                              -----------
NET INVESTMENT LOSS.........................................  $   (13,391)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (113,887)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................          -0-
  End of the Period.........................................   (3,759,224)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,759,224)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,873,111)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(3,886,502)
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period June 25, 2001 (Commencement of Investment Operations) through September 30, 2001 (Unaudited)

                                                                     JUNE 25, 2001
                                                                   (COMMENCEMENT OF
                                                               INVESTMENT OPERATIONS) TO
                                                                  SEPTEMBER 30, 2001
                                                               -------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss........................................           $   (13,391)
Net Realized Loss..........................................              (113,887)
Net Unrealized Depreciation During the Period..............            (3,759,224)
                                                                      -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........            (3,886,502)
                                                                      -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................            29,794,320
Cost of Shares Repurchased.................................            (1,187,436)
                                                                      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........            28,606,884
                                                                      -----------
TOTAL INCREASE IN NET ASSETS...............................            24,720,382
NET ASSETS:
Beginning of the Period....................................                   -0-
                                                                      -----------
End of the Period (Including accumulated net investment
  loss of $13,391).........................................           $24,720,382
                                                                      ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  JUNE 25, 2001
                                                                  (COMMENCEMENT
                                                                  OF INVESTMENT
CLASS A SHARES                                                    OPERATIONS) TO
                                                                SEPTEMBER 30, 2001
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 10.00
                                                                     -------
  Net Investment Income.....................................             .01
  Net Realized and Unrealized Loss..........................           (1.41)
                                                                     -------
Total from Investment Operations............................           (1.40)
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $  8.60
                                                                     =======

Total Return** (a)..........................................         -14.00%*
Net Assets at End of the Period (In millions)...............         $   5.3
Ratio of Expenses to Average Net Assets**...................           1.45%
Ratio of Net Investment Income to Average Net Assets**......            .39%
Portfolio Turnover..........................................             14%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................           3.13%
Ratio of Net Investment Loss to Average Net Assets..........          (1.29%)

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  JUNE 25, 2001
                                                                  (COMMENCEMENT
                                                                  OF INVESTMENT
CLASS B SHARES                                                    OPERATIONS) TO
                                                                SEPTEMBER 30, 2001
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 10.00
                                                                     -------
  Net Investment Loss.......................................            (.01)
  Net Realized and Unrealized Loss..........................           (1.40)
                                                                     -------
Total from Investment Operations............................           (1.41)
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $  8.59
                                                                     =======
Total Return** (a)..........................................         -14.10%*
Net Assets at End of the Period (In millions)...............         $  16.7
Ratio of Expenses to Average Net Assets**...................           2.20%
Ratio of Net Investment Loss to Average Net Assets**........           (.36%)
Portfolio Turnover..........................................             14%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................           3.88%
Ratio of Net Investment Loss to Average Net Assets..........          (2.04%)

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  JUNE 25, 2001
                                                                  (COMMENCEMENT
                                                                  OF INVESTMENT
CLASS C SHARES                                                    OPERATIONS) TO
                                                                SEPTEMBER 30, 2001
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 10.00
                                                                     -------
  Net Investment Loss.......................................            (.01)
  Net Realized and Unrealized Loss..........................           (1.40)
                                                                     -------
Total from Investment Operations............................           (1.41)
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $  8.59
                                                                     =======

Total Return** (a)..........................................         -14.10%*
Net Assets at End of the Period (In millions)...............         $   2.7
Ratio of Expenses to Average Net Assets**...................           2.20%
Ratio of Net Investment Loss to Average Net Assets**........           (.36%)
Portfolio Turnover..........................................             14%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................           3.88%
Ratio of Net Investment Loss to Average Net Assets..........          (2.04%)

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Opportunities Fund (the "Fund") is organized as a separate non-diversified series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001 with three classes of common shares: Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $28,984,069, the aggregate gross unrealized appreciation is $495,522 and the aggregate gross unrealized depreciation is $4,254,746, resulting in net unrealized depreciation on long- and short-term investments of $3,759,224.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the period ended September 30, 2001, the Adviser voluntarily waived $47,237 of its investment advisory fees and assumed $58,773 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended September 30, 2001, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended September 30, 2001,

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

the Fund recognized expenses of approximately $6,800 representing Van Kampen Investment Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations. All of these expenses have been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2001, the Fund recognized expenses of approximately $3,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this expense has been assumed by Van Kampen.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $2,008 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the period ended September 30, 2001, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., an affiliate of Van Kampen, totaling $1,148.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $6,146,312, $19,339,951 and $3,120,621 for Classes A, B, and C, respectively. For the period ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................    677,577    $ 6,695,693
  Class B..................................................  2,005,131     19,915,726
  Class C..................................................    323,292      3,182,901
                                                             ---------    -----------
Total Sales................................................  3,006,000    $29,794,320
                                                             =========    ===========
Repurchases:
  Class A..................................................    (58,267)   $  (549,381)
  Class B..................................................    (63,035)      (575,775)
  Class C..................................................     (6,581)       (62,280)
                                                             ---------    -----------
Total Repurchases..........................................   (127,883)   $(1,187,436)
                                                             =========    ===========

    Class B Shares and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended September 30, 2001, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   5.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and After...........................................    None               None

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001 (Unaudited)

    For the period ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $16,400 and CDSC on redeemed shares of approximately $1,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $30,272,019 and $3,018,062, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended September 30, 2001, are payments retained by Van Kampen of approximately $26,000 and payments made to Morgan Stanley DW Inc, an affiliate of the Adviser, of approximately $4,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE OPPORTUNITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
57, 157, 257                                                   Member NASD/SIPC.
OPP SAR 11/01                                                   4540K01-AP-11/01